                                 DIRECTOR LIFE
                     MODIFIED SINGLE PREMIUM VARIABLE LIFE
                              INSURANCE POLICIES
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 P.O. BOX 2999
                       HARTFORD, CONNECTICUT 06104-2999
[LOGO]                     TELEPHONE: 1-800-231-5453

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This Prospectus describes Director Life, a modified single premium variable life insurance policy ("Policy" or "Policies") offered to applicants age 90 and under by Hartford Life and Annuity Insurance Company ("Hartford"). The Policy lets the Policy Owner pay a single premium and, subject to restrictions, additional premiums.

The Policy is a modified endowment contract for federal income tax purposes, except in certain cases described under "Federal Tax Considerations," page 24. A LOAN, DISTRIBUTION OR OTHER AMOUNT RECEIVED FROM A MODIFIED ENDOWMENT CONTRACT DURING THE LIFE OF THE INSURED WILL BE TAXED TO THE EXTENT OF ANY ACCUMULATED INCOME IN THE CONTRACT. ANY AMOUNTS THAT ARE TAXABLE WITHDRAWALS WILL BE SUBJECT TO A 10% ADDITIONAL TAX, WITH CERTAIN EXCEPTIONS.

Generally, the minimum initial premium Hartford will accept is $10,000. The initial premium will be allocated to Hartford Money Market Fund. After the right to cancel period has expired, the amount so allocated will be transferred to the Funds specified in the Policy Owner's application.

The following Sub-Accounts are available under the Policies. Opposite each Sub-Account is the name of the underlying investment for that Sub-Account.

Advisers Fund Sub-Account                     --   shares of Class IA of Hartford Advisers HLS Fund, Inc.
                                                   ("Hartford Advisers Fund")
Bond Fund Sub-Account                         --   shares of Class IA of Hartford Bond HLS Fund, Inc.
                                                   ("Hartford Bond Fund")
Capital Appreciation Fund Sub-Account         --   shares of Class IA of Hartford Capital Appreciation HLS
                                                   Fund, Inc. ("Hartford Capital Appreciation Fund")
Dividend and Growth Fund Sub-Account          --   shares of Class IA of Hartford Dividend and Growth HLS
                                                   Fund, Inc. ("Hartford Dividend and Growth Fund")
Growth and Income Fund Sub-Account            --   shares of Class IA of Hartford Growth and Income HLS Fund,
                                                   Inc. ("Hartford Growth and Income Fund")
Index Fund Sub-Account                        --   shares of Class IA of Hartford Index HLS Fund, Inc.
                                                   ("Hartford Index Fund")
International Advisers Fund Sub-Account       --   shares of Class IA of Hartford International Advisers HLS
                                                   Fund, Inc. ("Hartford International Advisers Fund")
International Opportunities Fund Sub-Account  --   shares of Class IA of Hartford International Opportunities
                                                   HLS Fund, Inc. ("Hartford International Opportunities
                                                   Fund")
MidCap Fund Sub-Account                       --   shares of Class IA of Hartford MidCap HLS Fund, Inc.
                                                   ("Hartford MidCap Fund")
Money Market Fund Sub-Account                 --   shares of Class IA of Hartford Money Market HLS Fund, Inc.
                                                   ("Hartford Money Market Fund")
Mortgage Securities Fund Sub-Account          --   shares of Class IA of Hartford Mortgage Securities HLS
                                                   Fund, Inc. ("Hartford Mortgage Securities Fund")
Small Company Fund Sub-Account                --   shares of Class IA of Hartford Small Company HLS Fund,
                                                   Inc. ("Hartford Small Company Fund")
Stock Fund Sub-Account                        --   shares of Class IA of Hartford Stock HLS Fund, Inc.
                                                   ("Hartford Stock Fund")

There is no guaranteed minimum Account Value for a Policy. The Account Value of a Policy will vary up or down to reflect the investment experience of the Funds to which premiums have been allocated. The Policy Owner bears the investment risk for all amounts so allocated. The Policy continues in effect while the Cash Surrender Value is sufficient to pay the monthly charges under the Policy ("Deduction Amount"). The Policy may terminate if the Cash Surrender Value is insufficient to cover a Deduction Amount and, after expiration of a specified period, no additional premium payments are made.

The Policies provide for a Face Amount, which is the minimum death benefit under the Policy. The Death Benefit may be greater than the Face Amount. The Account Value will, and under certain circumstances the Death Benefit of the Policy may, increase or decrease based on the investment experience of the Funds to which premiums have been allocated. However, while the Policy is in force, the Death Benefit will never be less than the Face Amount. At the death of the Insured, Hartford will pay the Death Proceeds to the beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness under the Policy.

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IT MAY NOT BE ADVANTAGEOUS TO PURCHASE VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE CONTRACT.
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THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE FUNDS WHICH CONTAIN A FULL DESCRIPTION OF THOSE FUNDS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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THE PRODUCTS DESCRIBED HEREIN ARE NOT DEPOSITS OF, OR GUARANTEED BY ANY BANK, NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION CAN BE FOUND IN THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.
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THE DATE OF THIS PROSPECTUS IS AUGUST 13, 1998.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
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                               TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----
 SPECIAL TERMS.........................................................    5
 SUMMARY...............................................................    6
 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY...........................    8
 THE SEPARATE ACCOUNT..................................................    8
   General.............................................................    8
   Funds...............................................................    9
   Investment Adviser..................................................   10
 THE POLICY............................................................   10
   Application for a Policy............................................   10
   Premiums............................................................   11
   Allocation of Premiums..............................................   11
   Accumulation Unit Values............................................   11
 DEDUCTIONS AND CHARGES................................................   11
   Monthly Deductions..................................................   11
   Annual Maintenance Fee..............................................   13
   Taxes Charged Against the Separate Account..........................   13
   Charges Against the Funds...........................................   13
   Contingent Deferred Sales Charge....................................   13
   Premium Tax Charge..................................................   13
 POLICY BENEFITS AND RIGHTS............................................   13
   Death Benefit.......................................................   13
   Account Value.......................................................   14
   Transfer of Account Value...........................................   14
   Policy Loans........................................................   14
   Amount Payable on Surrender of the Policy...........................   15
   Partial Withdrawals.................................................   15
   Benefits at Maturity................................................   15
   Lapse and Reinstatement.............................................   16
   Cancellation and Exchange Rights....................................   16
   Suspension of Valuation, Payments and Transfers.....................   16
 LAST SURVIVOR POLICIES................................................   16
 OTHER MATTERS.........................................................   16
   Voting Rights.......................................................   16
   Statements to Policy Owners.........................................   17
   Limit on Right to Contest...........................................   17
   Misstatement as to Age and Sex......................................   17
   Payment Options.....................................................   17
   Beneficiary.........................................................   19
   Assignment..........................................................   19
   Dividends...........................................................   19
 EXECUTIVE OFFICERS AND DIRECTORS......................................   19
 DISTRIBUTION OF THE POLICIES..........................................   23
 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS..........................   24
 FEDERAL TAX CONSIDERATIONS............................................   24
   General.............................................................   24
   Taxation of Hartford and the Separate Account.......................   24
   Income Taxation of Policy Benefits..................................   24
   Last Survivor Policies..............................................   24
   Modified Endowment Contracts........................................   25
   Estate and Generation Skipping Taxes................................   25
   Diversification Requirements........................................   25
   Ownership of the Assets in the Separate Account.....................   26
   Life Insurance Purchased for Use in Split Dollar Arrangements.......   26

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                                                         PAGE
                                                                         ----
   Federal Income Tax Withholding......................................   26
   Non-Individual Ownership of Policies................................   26
   Other...............................................................   27
   Life Insurance Purchases by Nonresident Aliens and Foreign
    Corporations.......................................................   27
 LEGAL PROCEEDINGS.....................................................   27
 LEGAL MATTERS.........................................................   27
 EXPERTS...............................................................   27
 REGISTRATION STATEMENT................................................   27
 APPENDIX A ILLUSTRATIONS OF BENEFITS..................................   28

                THE POLICIES MAY NOT BE AVAILABLE IN ALL STATES.

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
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                                 SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT VALUE: The current value of Accumulation Units plus the value of the Loan Account under the Policy.

ACCUMULATION UNIT: An accounting unit of measure used to calculate the value of a Sub-Account.

ANNUAL WITHDRAWAL AMOUNT: The amount of a surrender or partial withdrawal that is not subject to the contingent deferred sales charge. This amount in any Policy Year is the greater of 10% of premiums or 100% of cumulative earnings (Account Value less premiums paid).

CASH VALUE: The Account Value less any applicable contingent deferred sales charges and premium tax charge due upon surrender.

CASH SURRENDER VALUE: The Cash Value less all Indebtedness.

CODE: The Internal Revenue Code of 1986, as amended.

POLICY ANNIVERSARY: The yearly anniversary of the Policy Date.

POLICY DATE: A date not later than three business days after receipt of the initial premium at Hartford's Home Office.

POLICY OWNER: The person having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS: Annual periods computed from the Policy Date.

COVERAGE AMOUNT: The Death Benefit less the Account Value.

DEATH BENEFIT: The greater of (1) the Face Amount specified in the Policy or (2) the Account Value on the date of death multiplied by a stated percentage as specified in the Policy.

DEATH PROCEEDS: The amount that Hartford will pay on the death of the Insured. This equals the Death Benefit less any Indebtedness.

DEDUCTION AMOUNT: A deduction on the Policy Date and on each Monthly Activity Date for the cost of insurance, a tax expense charge, an administrative charge and a mortality and expense risk charge.

FACE AMOUNT: On the Policy Date, the initial Face Amount is the amount shown on the Policy's Specifications page. Thereafter, the Face Amount is reduced by any partial withdrawals.

FUNDS: The registered investment management companies in which assets of the Separate Account may be invested.

GUIDELINE SINGLE PREMIUM: The "Guideline Single Premium" as defined in Section 7702 of the Code.

HOME OFFICE: Currently located at 200 Hopmeadow Street, Simsbury, Connecticut; however, the mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999.

INDEBTEDNESS: All monies owed to Hartford by the Policy Owner. These monies include all outstanding loans on the Policy, including any interest due or accrued Deduction Amount or annual maintenance fee.

INSURED: The person on whose life the Policy is issued.

LOAN ACCOUNT: An account in Hartford's General Account, established for any amounts transferred from the Sub-Accounts for requested loans. The Loan Account credits a fixed rate of interest of 4% per annum that is not based on the investment experience of the Separate Account.

MONTHLY ACTIVITY DATE: The day of each month on which the Deduction Amount is deducted from the Account Value of the Policy. Monthly Activity Dates occur on the same day of the month as the Policy Date.

SEPARATE ACCOUNT: Separate Account Five, an account established by Hartford to separate the assets funding the Policies from other assets of Hartford.

SUB-ACCOUNT: The subdivisions of the Separate Account used to allocate a Policy Owner's Account Value, less Indebtedness, among the Funds.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                    SUMMARY

                                  THE POLICIES

    The Policies are life insurance contracts with death benefits, cash values and other traditional life insurance features. The Policies are "variable." Unlike the fixed benefits of ordinary whole life insurance, the Account Value will, and the Death Benefit may, increase or decrease based on the investment experience of the Funds to which premiums have been allocated. The Policies are credited with units ("Accumulation Units") to calculate cash values. The Policy Owner may transfer the cash values among the Funds.

    The Policies can be issued on either a single life or "last survivor" basis. For a discussion of how last survivor Policies operate differently from single life Policies, see "Last Survivor Policies," page 24.

                       THE SEPARATE ACCOUNT AND THE FUNDS

    Separate Account Five ("Separate Account") funds the variable life insurance Policies offered by this Prospectus. Hartford established the Separate Account pursuant to Connecticut insurance law and organized as a unit investment trust registered under the Investment Company Act of 1940. The Policies currently offer 13 sub-accounts ("Sub-Accounts"), each investing exclusively in a Fund. If an initial premium is submitted with an application for a Policy, it will be allocated, within three business days of receipt at Hartford's Home Office, to Hartford Money Market Fund. After the expiration of the right to cancel period, the values in Hartford Money Market Fund will be allocated to one or more of the Funds as specified in the Policy Owner's application. See "The Policy -- Allocation of Premiums," page 11.

    Currently, the Funds are Hartford Advisers Fund, Hartford Bond Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Growth and Income Fund, Hartford Index Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford MidCap Fund, Hartford Mortgage Securities Fund, Hartford Small Company Fund, Hartford Stock Fund, and Hartford Money Market Fund. Applicants should read the Funds prospectus accompanying this Prospectus in connection with the purchase of a Policy. The investment objectives of the Funds are as set forth in "The Separate Account," page 8.

    The following table shows annual Fund operating expenses for 1997:

                         ANNUAL FUND OPERATING EXPENSES
                        (as a percentage of net assets)

                                                    MANAGEMENT
                                                       FEES      OTHER EXPENSES
                                                     (ABSENT       (ABSENT ANY      TOTAL FUND
                                                     ANY FEE         EXPENSE        OPERATING
                                                     WAIVERS)    REIMBURSEMENTS)   EXPENSES (1)
                                                    ----------   ---------------   ------------
Hartford Bond Fund................................    0.490%         0.020%           0.510%
Hartford Stock Fund...............................    0.430%         0.020%           0.450%
Hartford Money Market Fund........................    0.425%         0.015%           0.440%
Hartford Advisers Fund............................    0.610%         0.020%           0.630%
Hartford Capital Appreciation Fund................    0.620%         0.020%           0.640%
Hartford Mortgage Securities Fund.................    0.425%         0.025%           0.450%
Hartford Index Fund...............................    0.375%         0.015%           0.390%
Hartford International Opportunities Fund.........    0.680%         0.090%           0.770%
Hartford Dividend & Growth Fund...................    0.660%         0.020%           0.680%
Hartford International Advisers Fund..............    0.750%         0.120%           0.870%
Hartford MidCap Fund (2)..........................    0.750%         0.040%           0.790%
Hartford Small Company Fund.......................    0.750%         0.020%           0.770%
Hartford Growth and Income Fund (2)...............    0.750%         0.150%           0.900%

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(1) Management Fees generally represent the fees paid to the investment adviser or its affiliates for investment and administrative services provided. Other Expenses are expenses (other than Management Fees) which are deducted from the fund including legal, accounting and custodian fees. For a complete description of the nature of the services provided in consideration of the operating expenses deducted, please see the Fund prospectus.


(2) Hartford MidCap Fund and Hartford Growth and Income Fund are new Funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred in the current fiscal year. HL Investment Advisors, Inc. has agreed to waive its fees for the Hartford Growth and Income Fund until the assets of the Funds (excluding assets contributed by companies affiliated with HL Investment Advisors, Inc.) reach $20 million. After this waiver, the "Management Fee" would be 0.520%, the "Other Expenses" would be 0.150% and "Total Fund Operating Expenses" would be 0.670%.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
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    The investment manager for all the Funds is HL Investment Advisors, Inc., an affiliate of Hartford. HL Investment Advisors, Inc. retains a sub-investment adviser with respect to some of the Funds, and has entered into an investment services agreement with respect to some of the Funds. See "The Separate Account," page 8.

                                    PREMIUMS

    The Policy permits the Policy Owner to pay a large single premium and, subject to restrictions, additional premiums. The Policy Owner may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules, which are subject to change, applicants between the ages of 45 and 80 who pay an initial premium of 100% of the Guideline Single Premium are eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For Policy Owners who pay an initial premium of 80% or 90% of the Guideline Single Premium or who are below age 45 or above age 80, standard underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines. Additional premiums are allowed if they do not cause the Policy to fail to meet the definition of a life insurance contract under Section 7702 of the Code. Hartford may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium Hartford will accept is $10,000. Hartford may accept less than $10,000 under certain circumstances. No premium will be accepted which does not meet the tax qualification guidelines for life insurance under the Code.

                             DEDUCTIONS AND CHARGES

    On the Policy Date and on each Monthly Activity Date, Hartford will deduct a Deduction Amount from the Account Value. The Deduction Amount will be made pro rata respecting each Sub-Account attributable to the Policy. The Deduction Amount includes a cost of insurance charge, tax expense charge, administrative charge and a mortality and expense risk charge. The monthly cost of insurance charge is to cover Hartford's anticipated mortality costs. In addition, Hartford will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Policy Years. This charge compensates Hartford for premium taxes imposed by various states and local jurisdictions and for the cost of capitalization of certain policy acquisition expenses under
Section 848 of the Code. The tax expense charge includes a premium tax deduction of 0.25% and Section 848 costs of 0.15%. The premium tax deduction represents an average premium tax of 2.5% of premiums over ten years. Hartford will deduct from the Account Value attributable to the Separate Account a monthly administrative charge equal to an annual rate of 0.25%. This charge compensates Hartford for administrative expenses incurred in the administration of the Separate Account and the Policies. Hartford will also deduct from the Account Value attributable to the Separate Account a monthly charge equal to an annual rate of 0.90% for the mortality risks and expense risks Hartford assumes in relation to the variable portion of the Policies. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date the Policy may lapse. See "Deductions and Charges -- Monthly Deductions," page 11, and "Policy Benefits and Rights -- Lapse and Reinstatement," page 16.

    If the Account Value on a Policy Anniversary is less than $50,000, Hartford will deduct on such date an annual maintenance fee of $30. This fee will help reimburse Hartford for administrative and maintenance costs of the Policies. See "Deductions and Charges -- Annual Maintenance Fee," page 13.

    Hartford may set up a provision for income taxes against the assets of the Separate Account. See "Deductions and Charges -- Taxes Charged Against the Separate Account," page 13, and "Federal Tax Considerations," page 24.

    Applicants should review the Funds prospectus accompanying this Prospectus for a description of the charges assessed against the assets of the Funds.

    Upon surrender of the Policy and partial withdrawals in excess of the Annual Withdrawal Amount, a contingent deferred sales charge may be assessed. In Policy Years 1 through 3, this charge is 7.5% of surrendered Account Value attributable to premiums paid. In Policy Years 4 through 5, this charge is 6%. In Policy Years 6 through 7, this charge is 4%. In Policy Years 8 through 9, this charge is 2%. After the ninth Policy Year, there is no charge. The contingent deferred sales charge is imposed to cover a portion of the sales expense incurred by Hartford in distributing the Policies. This expense includes agents commissions, advertising and the printing of prospectuses. See "Deductions and Charges -- Contingent Deferred Sales Charge," page 13.

    During the first nine Policy Years, an additional premium tax charge will be imposed on surrender or partial withdrawals. See "Deductions and Charges -- Premium Tax Charge," page 13.

    For a discussion of the tax consequences of surrender of the Policy or a partial withdrawal, see "Federal Tax Considerations," page 24.

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                 DEATH BENEFIT

    The Policies provide for a Face Amount which is the minimum Death Benefit under the Policy. The Death Benefit may be greater than the Face Amount. At the death of the Insured, Hartford will pay the Death Proceeds to the beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness under the Policy. See "Policy Benefits and Rights -- Death Benefit," page 13.

                                 ACCOUNT VALUE

    The Account Value will increase or decrease to reflect the investment experience of the Funds applicable to the Policy and deductions for the monthly Deduction Amount. There is no minimum guaranteed Account Value and the Policy Owner bears the risk of the investment in the Funds. See "Policy Benefits and Rights -- Account Value," page 14.

                                  POLICY LOANS
    A Policy Owner may obtain one or both of two types of cash loans from Hartford. Both types of loans are secured by the Policy. At the time a loan is requested, the aggregate amount of all loans (including the currently applied for loan) may not exceed 90% of Cash Value. See "Policy Benefits and Rights -- Policy Loans," page 14.

                                     LAPSE

    Under certain circumstances a Policy may terminate if the Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. Hartford will give written notice to the Policy Owner and a 61-day grace period during which additional amounts may be paid to continue the Policy. See "Policy Benefits and Rights -- Policy Loans," page 14, and "Lapse and Reinstatement," page 16.

                        CANCELLATION AND EXCHANGE RIGHTS

    An applicant has a limited right to return his or her Policy for cancellation. If the applicant returns the Policy, by mail or hand delivery, to Hartford or to the agent who sold the Policy, to be cancelled within ten days after receipt of the Policy to the applicant (in certain cases, this free-look period is longer), Hartford will return to the applicant, within seven days thereafter, the greater of the premiums paid for the Policy or the sum of (1) the Account Value on the date the returned Policy is received by Hartford or its agent and (2) any deductions under the Policy or by the Funds for taxes, charges or fees.
    In addition, once the Policy is in effect, it may be exchanged during the first 24 months after its issuance for a permanent life insurance contract on the life of the Insured without submitting proof of insurability. See "Policy Benefits and Rights -- Cancellation and Exchange Rights," page 16.

                                TAX CONSEQUENCES

    The current federal tax law generally excludes all death benefit payments from the gross income of the Policy beneficiary. The Policies generally will be treated as modified endowment contracts. This status does not affect the Policies' classification as life insurance, nor does it affect the exclusion of death benefit payments from gross income. However, loans, distributions or other amounts received under a modified endowment contract are taxed to the extent of accumulated income in the Policy (generally, the excess of Account Value over premiums paid) and may be subject to a 10% penalty tax. See "Federal Tax Considerations," page 24.

                           HARTFORD LIFE AND ANNUITY
                               INSURANCE COMPANY

    Hartford Life and Annuity Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia, except New York. Effective on January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., a Delaware corporation.

    Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying ability. These ratings do not apply to the investment performance of the Sub-Accounts. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.

                              THE SEPARATE ACCOUNT

                                    GENERAL

    Separate Account Five ("Separate Account") is a separate account of Hartford established on August 17, 1994 pursuant to the insurance laws of the State of Connecticut

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
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and organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Separate Account meets the definition of "separate account" under federal securities law. Under Connecticut law, the assets of the Separate Account are held exclusively for the benefit of Policy Owners and persons entitled to payments under the Policies. The assets of the Separate Account are not chargeable with liabilities arising out of any other business which Hartford may conduct.

                                   THE FUNDS

    The assets of each Sub-Account are invested exclusively in one of the Funds. A Policy Owner may allocate premiums among the Funds. Policy Owners should review the following brief descriptions of the investment objectives of the Funds in connection with that allocation. There is no assurance that any of the Funds will achieve its stated objectives. Policy Owners are also advised to read the Funds prospectus accompanying this Prospectus for more detailed information.

 HARTFORD ADVISERS FUND

    Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments.

 HARTFORD BOND FUND

    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond Fund, Inc. -- Investment Policies."

 HARTFORD CAPITAL APPRECIATION FUND

    Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation.

 HARTFORD DIVIDEND AND GROWTH FUND

    Seeks a high level of current income consistent with growth of capital and reasonable investment risk.

 HARTFORD GROWTH AND INCOME FUND

    Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends.

 HARTFORD INDEX FUND

    Seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.*

 HARTFORD INTERNATIONAL ADVISERS FUND

    Seeks maximum long-term total return consistent with prudent investment risk by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets.

 HARTFORD INTERNATIONAL OPPORTUNITIES FUND

    Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.

 HARTFORD MIDCAP FUND

    Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities.

 HARTFORD MORTGAGE SECURITIES FUND

    Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

 HARTFORD SMALL COMPANY FUND

    Seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

 HARTFORD STOCK FUND

    Seeks long-term growth by investing primarily in equity securities.

 HARTFORD MONEY MARKET FUND

    Seeks maximum current income consistent with liquidity and preservation of capital.

    All of the Funds are organized as corporations under the laws of the State of Maryland and are registered as diversified open-end management companies under the Investment Company Act of 1940. Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in the Fund. Such shares are offered to separate accounts, including the Separate Account, established by Hartford or one of its affiliated companies

* "STANDARD & POOR'S-REGISTERED TRADEMARK-," "S&P-REGISTERED TRADEMARK-," "S&P 500-REGISTERED TRADEMARK-," "STANDARD & POOR'S 500," AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD. THE INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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specifically to fund the Policies and other contracts issued by Hartford or its affiliates, as permitted by the Investment Company Act of 1940.

    It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Hartford nor the Funds currently foresee any such disadvantages either to variable life insurance or variable annuity contract owners, the Funds' Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Hartford will bear the attendant expenses.

    All investment income of, and other distributions to, each Sub-Account arising from the applicable Fund are reinvested in shares of that Fund at net asset value. The income and both realized gains or losses on the assets of each Sub-Account are therefore separate and are credited to or charged against the Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other business of Hartford. Hartford will purchase shares in the Funds in connection with premiums allocated to the applicable Sub-Account in accordance with Policy Owners' directions and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves, if any. The Funds are required to redeem Fund shares at net asset value and to make payment within seven days.
    Hartford reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from or substitutions for the Separate Account and its Sub-Accounts which fund the Policies. If shares of any of the Funds should no longer be available for investment, or if, in the judgment of Hartford's management, further investment in shares of any Fund should become inappropriate in view of the purposes of the Policies, Hartford may substitute shares of another Fund for shares already purchased, or to be purchased in the future, under the Policies. No substitution of securities will take place without notice to and consent of Policy Owners and without prior approval of the Securities and Exchange Commission to the extent required by the Investment Company Act of 1940. Subject to Policy Owner approval, Hartford also reserves the right to end the registration under the Investment Company Act of 1940 of the Separate Account or any other separate accounts of which it is the depositor and which may fund the Policies.

    Each Fund is subject to investment restrictions which may not be changed without the approval of a majority of the shareholders of the Fund. See the Funds prospectus accompanying this Prospectus.

                               INVESTMENT ADVISER

    All of the Funds are sponsored by Hartford and are incorporated under the laws of the State of Maryland. HL Investment Advisors, Inc. ("HL Advisors") serves as the investment manager to each of the Hartford Funds.

    Wellington Management Company, LLP ("Wellington Management") serves as sub-investment adviser for Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Growth and Income Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford MidCap Fund, Hartford Small Company Fund and Hartford Stock Fund.

    In addition, HL Advisors has entered an investment services agreement with Hartford Investment Management Company, Inc. ("HIMCO"), pursuant to which HIMCO will provide certain investment services to Hartford Bond Fund, Hartford Index Fund, Hartford Mortgage Securities Fund and Hartford Money Market Fund.

    A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operation is contained in the accompanying Funds' prospectus which should be read in conjunction with this Prospectus before investing and in the Funds' Statement of Additional Information which may be ordered from Hartford. The Funds may not be available in all states.

                                   THE POLICY

                            APPLICATION FOR A POLICY

    Individuals wishing to purchase a Policy must submit an application to Hartford. A Policy will be issued only on the lives of Insureds age 90 and under who supply evidence of insurability satisfactory to Hartford. Acceptance is subject to Hartford's underwriting rules and Hartford reserves the right to reject an application for any reason. IF AN APPLICATION FOR A CONTRACT IS REJECTED, THEN YOUR INITIAL PREMIUM WILL BE RETURNED ALONG WITH AN ADDITIONAL AMOUNT FOR INTEREST, BASED ON THE CURRENT RATE BEING CREDITED BY HARTFORD. No change in the terms or conditions of a Policy will be made without the consent of the Policy Owner.

    The Policy will be effective on the Policy Date only after Hartford has received all outstanding delivery requirements and received the initial premium. The Policy Date is the date used to determine all future cyclical transactions on the Policy, e.g., Monthly Activity Date, Policy Months and Policy

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Years. The Policy Date may be prior to, or the same as, the date the Policy is issued ("Issue Date").

    If the Coverage Amount is over the current limits established by Hartford, the initial payment will not be accepted with the application. In other cases where Hartford receives the initial payment with the application, Hartford will provide fixed conditional insurance during underwriting according to the terms of a conditional receipt. The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age. If no fixed conditional insurance was in effect, on Policy delivery Hartford will require a sufficient payment to place the insurance in force.

                                    PREMIUMS

    The Policy permits the Policy Owner to pay a large single premium and, subject to restrictions, additional premiums. The Policy Owner may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules (which are subject to change), applicants between ages 45 and 80 who pay an initial premium of 100% of the Guideline Single Premium (subject to then current premium limits) are eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For Policy Owners who pay an initial premium of 80% or 90% of the Guideline Single Premium or who are below age 45 or above age 80, standard underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines. Additional premiums are allowed if they do not cause the Policy to fail to meet the definition of a life insurance contract under Section 7702 of the Code. Hartford may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium Hartford will accept is $10,000. Hartford may accept less than $10,000 under certain circumstances. No premium will be accepted which does not meet the tax qualification guidelines for life insurance under the Code.

                             ALLOCATION OF PREMIUMS

    Within three business days of receipt of a completed application and the initial premium at Hartford's Home Office, Hartford will allocate the entire premium to Hartford Money Market Fund. After the expiration of the right to cancel period the Account Value in Hartford Money Market Fund will be allocated among the Funds in whole percentages to purchase Accumulation Units in the applicable Sub-Accounts as the Policy Owner directs in the application. Premiums received on or after the expiration of the right to cancel period will be allocated among the Sub-Accounts to purchase Accumulation Units in such Sub-Accounts as directed by the Policy Owner or, in the absence of directions, as specified in the original application. The number of Accumulation Units in each Sub-Account to be credited to a Policy (including the initial allocation to Hartford Money Market Fund) will be determined first by multiplying the premium by the percentage to be allocated to each Fund to determine the portion to be invested in the Sub-Account. Each portion to be invested in each Sub-Account is then divided by the Accumulation Unit Value of that particular Sub-Account next computed after receipt of the payment.

                            ACCUMULATION UNIT VALUES

    The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit Value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Sub-Account is the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share dividends or capital gains by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period. Applicants should refer to the Funds prospectus accompanying this Prospectus for a description of how the assets of each Fund are valued since such determination has a direct bearing on the Accumulation Unit Value of the Sub-Account and therefore the Account Value of a Policy. See also, "Policy Benefits and Rights -- Account Value," page 14.

    All valuations in connection with a Policy, e.g., with respect to determining Account Value and Cash Surrender Value and in connection with Policy Loans, or calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Policy with each premium, other than the initial premium, will be made on the date the request or payment is received by Hartford at its Home Office if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

                             DEDUCTIONS AND CHARGES

                               MONTHLY DEDUCTIONS

    On the Policy Date, and on each Monthly Activity Date after the Policy Date, Hartford will deduct an amount ("Deduction Amount") to cover charges and expenses incurred in connection with a Policy. Each monthly Deduction Amount will be deducted pro rata from each Sub-Account attributable to the Policy such that the proportion of Account Value of the Policy attributable to each Sub-

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Account remains the same before and after the deduction. The Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date, the Policy may lapse. See "Policy Benefits and Rights -- Lapse and Reinstatement," page 16. The following is a summary of the monthly deductions and charges which constitute the Deduction Amount:

    COST OF INSURANCE CHARGE -- The cost of insurance charge covers Hartford's anticipated mortality costs for standard and substandard risks. Current cost of insurance rates are lower after the tenth Policy Year and are based on whether 100%, 90% or 80% of the Guideline Single Premium has been paid. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. This charge is a guaranteed maximum monthly rate multiplied by the Coverage Amount on the Policy Date or any Monthly Activity Date. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday). (Unisex rates may be required in some states.) A table of guaranteed cost of insurance rates per $1,000 will be included in each Policy; however, Hartford reserves the right to use rates less than those shown in the table. Substandard risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the Insured's substandard rating.

    The Coverage Amount is first set on the Policy Date and then on each Monthly Activity Date. On such days, it is the Face Amount less the Account Value subject to a Minimum Coverage Amount. The Coverage Amount remains level between the Monthly Activity Dates.

    The Coverage Amount may be adjusted to continue to qualify the Policies as life insurance contracts under the current federal tax law. Under that law, the Minimum Coverage Amount is a stated percentage of the Account Value of the Policy determined on each Monthly Activity Date. The percentages vary according to the attained age of the Insured.

EXAMPLE:

Face Amount = $100,000

Account Value on the Monthly Activity Date = $30,000

Insured's attained age = 40

Minimum Coverage Amount percentage for age 40 = 150%

    On the Monthly Activity Date, the Coverage Amount is $70,000. This is calculated by subtracting the Account Value on the Monthly Activity Date ($30,000) from the Face Amount ($100,000), subject to a possible Minimum Coverage Amount adjustment. This Minimum Coverage Amount is determined by taking a percentage of the Account Value on the Monthly Activity Date. In this case, the Minimum Coverage Amount is $45,000 (150% of $30,000). Since $45,000 is less than the Face Amount less the Account Value ($70,000), no adjustment is necessary. Therefore, the Coverage Amount will be $70,000.

    Assume that the Account Value in the above example was $50,000. The Minimum Coverage Amount would be $75,000 (150% of $50,000). Since this is greater than the Face Amount less the Account Value ($50,000), the Coverage Amount for the Policy Month is $75,000. (For an explanation of the Death Benefit, see "Policy Benefits and Rights -- Death Benefit," page 13.)

    Because the Account Value and, as a result, the Coverage Amount under a Policy may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date.

    TAX EXPENSE CHARGE -- Hartford will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Policy Years. This charge compensates Hartford for premium taxes imposed by various states and local jurisdictions and for the cost of capitalization of certain policy acquisition expenses under Section 848 of the Code. The charge includes a premium tax deduction of 0.25% and Section 848 costs of 0.15%. The 0.25% premium tax deduction over ten Policy Years approximates Hartford's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, Hartford does not expect to make a profit from this deduction. The 0.15% charge helps reimburse Hartford for approximate expenses incurred from federal taxes under Section 848 of the Code. The federal tax deduction is a factor Hartford must use when computing the maximum sales load chargeable under Securities and Exchange Commission rules.

    ADMINISTRATIVE CHARGE -- Hartford will deduct monthly from the Account Value attributable to the Separate Account an administrative charge equal to an annual rate of 0.25%. This charge compensates Hartford for administrative expenses incurred in the administration of the Separate Account and the Policies.

    MORTALITY AND EXPENSE RISK CHARGE -- Hartford will deduct monthly from the Account Value attributable to the Separate Account a charge equal to an annual rate of 0.90% for the mortality risks and expense risks Hartford assumes in relation to the variable portion of the Policies. The mortality risk assumed is that the cost of insurance charges specified in the Policy will be insufficient to meet claims. Hartford also assumes a risk that the Face Amount (the minimum Death Benefit) will exceed the Coverage Amount on the date of death plus the Account Value on the date Hartford receives written notice of death. The expense risk assumed

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is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. Hartford may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost it incurs in distributing the Policies and the proceeds of the contingent deferred sales charge. The mortality and expense risk charge is deducted while the Policy is in force, including the duration of a payment option.
                             ANNUAL MAINTENANCE FEE

    If the Account Value on a Policy Anniversary is less than $50,000, Hartford will deduct on such date an annual maintenance fee of $30. This fee will help reimburse Hartford for administrative and maintenance costs of the Policies. The sum of the monthly administrative charges and the annual maintenance fee will not exceed the cost Hartford incurs in providing administrative services under the Policies.

                   TAXES CHARGED AGAINST THE SEPARATE ACCOUNT

    Currently, no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. Hartford may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.

                           CHARGES AGAINST THE FUNDS

    The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds prospectus accompanying this Prospectus.

                        CONTINGENT DEFERRED SALES CHARGE

    Upon surrender of the Policy and partial withdrawals in excess of the Annual Withdrawal Amount, a contingent deferred sales charge may be assessed. In Policy Years 1 through 3, this charge is 7.5% of surrendered Account Value attributable to premiums paid. In Policy Years 4 through 5, this charge is 6%. In Policy Years 6 through 7, this charge is 4%. In Policy Years 8 through 9, this charge is 2%. After the ninth Policy Year, there is no charge.

    In determining the contingent deferred sales charge and the additional premium tax charge discussed below, any surrender or partial withdrawal during the first ten Policy Years will be deemed first from premiums paid and then from earnings. If an amount equal to all premiums paid has been withdrawn, no charge will be assessed on a withdrawal of the remaining Account Value.

    The contingent deferred sales charge is imposed to cover a portion of the sales expense incurred by Hartford in distributing the Policies. This expense includes agents' commissions, advertising and the printing of prospectuses.

    See "Policy Benefits and Rights -- Amount Payable on Surrender of the Policy," page 15.

                               PREMIUM TAX CHARGE

    During the first nine Policy Years, an additional premium tax charge will be imposed on surrender or partial withdrawals. The additional premium tax charge is shown below, as a percentage of Account Value, at the end of each Policy
Year:

          POLICY
           YEAR       RATE
          ------      -----
            1         2.25%
            2         2.00%
            3         1.75%
            4         1.50%
            5         1.25%
            6         1.00%
            7         0.75%
            8         0.50%
            9         0.25%
           10+        0.00%

    After the ninth Policy Year, no additional premium tax charge will be imposed.

                           POLICY BENEFITS AND RIGHTS

                                 DEATH BENEFIT

    While in force, the Policy provides for the payment of the Death Proceeds to the named beneficiary when the Insured under the Policy dies. The Death Proceeds payable to the beneficiary equal the Death Benefit less any loans outstanding. The Death Benefit equals the greater of (1) the Face Amount or (2) the Account Value multiplied by a specified percentage. The percentages vary according to the attained age of the Insured and are specified in the Policy. Therefore, an increase in Account Value may increase the Death Benefit. However, because the Death Benefit will never be less than the Face Amount, a decrease in Account Value may decrease the Death Benefit but never below the Face Amount.

EXAMPLES:

                                             A           B
                                         ----------  ----------
Face Amount............................  $  100,000  $  100,000
Insured's Age..........................          40          40
Account Value on Date of Death.........      46,500      34,000
Specified Percentage...................        250%        250%

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    In Example A, the Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the Date of Death of $46,500, multiplied by the specified percentage of 250%). This amount less any outstanding loans constitutes the Death Proceeds which Hartford would pay to the beneficiary.

    In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

    All or part of the Death Proceeds may be paid in cash or applied under a "Payment Option." See "Other Matters -- Payment Options," page 17.

                                 ACCOUNT VALUE

    The Account Value of a Policy will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Funds, the value of the Loan Account and the monthly Deduction Amounts. There is no minimum guaranteed Account Value.

    The Account Value of a particular Policy is related to the net asset value of the Funds to which premiums on the Policy have been allocated. The Account Value on any Valuation Day is calculated by multiplying the number of Accumulation Units credited to the Policy in each Sub-Account as of the Valuation Day by the Accumulation Unit Value of that Sub-Account, and then summing the result for all the Sub-Accounts credited to the Policy and the value of the Loan Account. See "The Policy -- Accumulation Unit Values," page 11.

                           TRANSFER OF ACCOUNT VALUE

    While the Policy remains in effect, and subject to Hartford's transfer rules then in effect, the Policy Owner may request that part or all of the Account Value of a particular Sub-Account be transferred to other Sub-Accounts. Hartford reserves the right to restrict the number of such transfers to no more than 12 per Policy Year, with no two transfers being made on consecutive Valuation Days. However, there are no restrictions on the number of transfers at the present time. Transfers may be made by written request or by calling toll free 1-800-231-5453. Transfers by telephone may be made by the agent of record or by the attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.

    It is the responsibility of the Policy Owner to verify the accuracy of all confirmations of transfers and to promptly advise Hartford of any inaccuracies within thirty (30) days of receipt of the confirmation. Hartford will send the Policy Owner confirmation of the transfer within five (5) days from the date of any instruction.

    Hartford may modify the right to reallocate Account Value among the Sub-Accounts if Hartford determines, in its sole discretion, that the exercise of that right by one or more Policy Owners is, or would be, to the disadvantage of other Policy Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum period between each transfer, not accepting transfer requests of an agent acting under the power of attorney on behalf of more than one Policy Owner, or limiting the dollar amount that may be transferred among the Sub-Accounts at one time. These restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that Hartford considers to be disadvantageous to other Policy Owners.

    As a result of a transfer, the number of Accumulation Units credited to the Sub-Account from which the transfer is made will be reduced by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day Hartford receives the transfer request. The number of Accumulation Units credited to the Sub-Account to which the transfer is made will be increased by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day Hartford receives the transfer request.

                                  POLICY LOANS

    While the Policy is in effect, a Policy Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from Hartford. Both types of loans are secured by the Policy. The aggregate loans (including the currently applied for loan) may not exceed, at the time a loan is requested, 90% of the Cash Value.

    The loan amount will be transferred pro rata from each Sub-Account attributable to the Policy (unless the Policy Owner specifies otherwise) to the Loan Account. The amounts allocated to the Loan Account will earn interest at a rate of 4% per annum (6% for "Preferred Loans"). The amount of the Loan Account that equals the difference between the Cash Value and the total of all premiums paid under the Policy is considered a "Preferred Loan." For

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exchanges which take place according to IRC Section 1035(a) that have an outstanding loan at the time of transfer, the difference between the Account Value and the total of all premiums paid under the Policy is considered a Preferred Loan. The loan interest rate that Hartford will charge on all loans is 6% per annum. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro rata basis from the Sub-Accounts to the Loan Account on each Monthly Activity Date. The proceeds of a loan will be delivered to the Policy Owner within seven business days of Hartford's receipt of the loan request.

    If the aggregate outstanding loan(s) secured by the Policy exceeds the Account Value of the Policy less any contingent deferred sales charges and due and unpaid Deduction Amount, Hartford will give written notice to the Policy Owner that, unless Hartford receives an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Policy, the Policy may lapse.

    All or any part of any loan secured by a Policy may be repaid while the Policy is still in effect. When loan repayments or interest payments are made, they will be allocated among the Sub-Account(s) in the same percentage as premiums are allocated (unless the Policy Owner requests a different allocation) and an amount equal to the payment will be deducted from the Loan Account. Any outstanding loan at the end of a Grace Period must be repaid before the Policy will be reinstated. See "Policy Benefits and Rights -- Lapse and Reinstatement," page 16.

    A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, a Policy Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Sub-Accounts earn less than the annual interest rate for amounts held in the Loan Account, the Policy Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Proceeds and Cash Surrender Value otherwise payable.
                   AMOUNT PAYABLE ON SURRENDER OF THE POLICY

    While the Policy is in effect, a Policy Owner may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Policy. Upon surrender, the Policy Owner will receive the Cash Surrender Value determined as of the day Hartford receives the Policy Owner's written request or the date requested by the Policy Owner whichever is later. The Cash Surrender Value equals the Account Value less any contingent deferred sales charges and additional premium tax charge and all Indebtedness. Hartford will pay the Cash Surrender Value of the Policy within seven days of receipt by Hartford of the written request or on the effective surrender date requested by the Policy Owner, whichever is later. The Policy will terminate on the date of receipt of the written request, or the date the Policy Owner requests the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Policy, see "Federal Tax Considerations," page 24.

    If the Policy Owner chooses to apply the surrender proceeds to a payment option (see "Other Matters -- Payment Options," page 17), the contingent deferred sales charge will not be imposed to the surrender proceeds applied to the option. In other words, the surrender proceeds will equal the Cash Surrender Value without reduction for the contingent deferred sales charge. However, the additional premium tax charge, if applicable, will be deducted from the surrender proceeds to be applied, and amounts withdrawn from Option 1, Option 5 or Option 6 will be subject to the contingent deferred sales charge, if applicable.

                              PARTIAL WITHDRAWALS

    While the Policy is in effect, a Policy Owner may elect, by written request, to make partial withdrawals from the Cash Surrender Value. The Cash Surrender Value, after partial withdrawal, must at least equal Hartford's minimum amount rules then in effect; otherwise, the request will be treated as a request for full surrender. The partial withdrawal will be deducted pro rata from each Sub-Account, unless the Policy Owner instructs otherwise. The Face Amount will be reduced proportionate to the reduction in the Account Value due to the partial withdrawal. Partial withdrawals in excess of the Annual Withdrawal Amount will be subject to the contingent deferred sales charge and any additional premium tax charges. See "Deductions and Charges -- Contingent Deferred Sales Charge," page 13, and "Deductions and Charges -- Premium Tax Charge," page 13. For a discussion of the tax consequences of partial withdrawals, see "Federal Tax Considerations," page 24.

                              BENEFITS AT MATURITY

    If the Insured is living on the "Maturity Date" (the anniversary of the Policy Date on which the Insured is age 100), on surrender of the Policy to Hartford, Hartford will pay to the Policy Owner the Cash Surrender Value. In such case, the Policy will terminate and Hartford will have no further obligations under the Policy. (The Maturity Date may be extended by rider where approved, but see "Federal Tax Considerations -- Income Taxation of Policy Benefits," page 24.)

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                            LAPSE AND REINSTATEMENT
    The Policy will remain in effect until the Cash Surrender Value is insufficient to cover a Deduction Amount due on a Monthly Activity Date. Hartford will notify the Policy Owner of the deficiency in writing and will provide a 61-day period ("Grace Period") to pay an amount sufficient to cover the Deduction Amount(s) due. The notice will indicate the amount that must be paid.

    The Policy will continue through the Grace Period, but if no additional premium payment is made, it will terminate at the end of the Grace Period. If the person insured under the Policy dies during the Grace Period, the Death Proceeds payable under the Policy will be reduced by the Deduction Amount(s) due and unpaid. See "Policy Benefits and Rights -- Death Benefit," page 13.

    If the Policy lapses, the Policy Owner may apply for reinstatement of the Policy by payment of the reinstatement premium (and any applicable charges) shown in the Policy. A request for reinstatement may be made within five years of lapse. If a loan was outstanding at the time of lapse, Hartford will require repayment of the loan before permitting reinstatement. In addition, Hartford reserves the right to require evidence of insurability satisfactory to Hartford.

                        CANCELLATION AND EXCHANGE RIGHTS

    An applicant has a limited right to return a Policy for cancellation. If the Policy is returned, by mail or personal delivery to Hartford or to the agent who sold the Policy, to be canceled within ten days after delivery of the Policy to the Policy Owner (a longer free-look period is provided in certain cases), Hartford will return to the applicant, within seven days, the greater of premiums paid for the Policy or the sum of (1) the Account Value on the date the returned Policy is received by Hartford or its agent and (2) any deductions under Policy or by the Funds for taxes, charges or fees.

    Once the Policy is in effect, it may be exchanged, during the first 24 months after its issuance, for a non-variable flexible premium adjustable life insurance contract offered by Hartford (or an affiliated company) on the life of the Insured. No evidence of insurability will be required. The new contract will have, at the election of the Policy Owner, either the same Coverage Amount as under the exchanged Policy on the date of exchange or the same Death Benefit. The effective date, issue date and issue age will be the same as existed under the exchanged Policy. If a Policy loan was outstanding, the entire loan must be repaid. There may be a cash adjustment required on the exchange.

                            SUSPENSION OF VALUATION,
                             PAYMENTS AND TRANSFERS

    Hartford will suspend all procedures requiring valuation (including transfers, surrenders and loans) on any day a national stock exchange is closed or trading is restricted due to an existing emergency, as defined by the Securities and Exchange Commission, or on any day the Securities and Exchange Commission has ordered that the right of surrender of the Policies be suspended for the protection of Policy Owners, until such condition has ended.

                             LAST SURVIVOR POLICIES

    The Policies are offered on both a single life and a "last survivor" basis. Policies sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the Death Proceeds are paid on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below.

1. The cost of insurance charges under the last survivor Policies are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured. See the last survivor illustrations in "Appendix A," page 28.

2. To qualify for simplified underwriting under a last survivor Policy, both Insureds must meet the simplified underwriting standards.

3. For a last survivor Policy to be reinstated, both Insureds must be alive on the date of reinstatement.

4. The Policy provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

5. Additional tax disclosures applicable to last survivor Policies are provided in "Federal Tax Considerations," page 24.

                                 OTHER MATTERS

                                 VOTING RIGHTS

    In accordance with its interpretation of presently applicable law, Hartford will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions from Policy Owners (or the assignee of the Policy, as the case may be) having a voting interest in the Separate Account. The number of shares held in the Separate Account which are attributable to each Policy Owner is determined by dividing the Policy

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Owner's interest in each Sub-Account by the net asset value of the applicable shares of the Funds. Hartford will vote shares for which no instructions have been given and shares which are not attributable to Policy Owners (i.e., shares owned by Hartford) in the same proportion as it votes shares for which it has received instructions. However, if the Investment Company Act of 1940 or any rule promulgated thereunder should be amended, or if Hartford's present interpretation should change and, as a result, Hartford determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

    The voting interests of the Policy Owner (or the assignee) in the Funds will be determined as follows: Policy Owners may cast one vote for each full or fractional Accumulation Unit owned under the Policy and allocated to a Sub-Account, the assets of which are invested in the particular Fund on the record date for the shareholder meeting for that Fund. If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (see "Policy Benefits and Rights -- Policy Loans," page 14) will not be considered in determining the voting interests of the Policy Owner. Policy Owners should review the Funds prospectus accompanying this Prospectus to determine matters on which shareholders may vote.

    Hartford may, when required by state insurance regulatory authorities, disregard Policy Owners' voting instructions if such instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory contract for the Funds.

    In addition, Hartford itself may disregard Policy Owners' voting instructions in favor of changes initiated by a Policy Owner in the investment policy or the investment adviser of the Funds if Hartford reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If Hartford does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policy Owners.

                          STATEMENTS TO POLICY OWNERS

    Hartford will maintain all records relating to the Separate Account and the Sub-Accounts. At least once each Policy Year, Hartford will send to Policy Owners a statement showing the Coverage Amount and the Account Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Sub-Account and the corresponding Accumulation Unit Value) and any outstanding loan secured by the Policy as of the date of the statement. The statement will also show premium paid, and Deduction Amounts under the Policy since the last statement, and any other information required by any applicable law or regulation.

                           LIMIT ON RIGHT TO CONTEST

    Hartford may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Coverage Amount as a result of a premium is contestable for two years from its effective date. In addition, if the Insured commits suicide in the two year period, or such period as specified in state law, the benefit payable will be limited to the Account Value less any Indebtedness.

                         MISSTATEMENT AS TO AGE AND SEX

    If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Policy.

                                PAYMENT OPTIONS

    The surrender proceeds or Death Proceeds under the Policies may be paid in a lump sum or may be applied to one of Hartford's payment options. The minimum amount that may be applied under a payment option is $5,000, unless Hartford consents to a lesser amount. Under Options 2, 3 and 4, no surrender or partial withdrawals are permitted after payments commence. Full surrender or partial withdrawals may be made from Option 1 or Option 6, but they are subject to the contingent deferred sales charge, if applicable. Only a full surrender is allowed from Option 5. A surrender from Option 5 will also be subject to the contingent deferred sales charge, if applicable.

    Hartford will pay interest of at least 3 1/2% per year on the Death Proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Separate Account.

    The following options are available under the Policies (Hartford may offer other payment options):

OPTION 1 -- Interest Income

    This option offers payments of interest, at the rate Hartford declares, on the amount applied under this option. The interest rate will never be less than 3 1/2% per year.

OPTION 2 -- Life Annuity

    A life annuity is an annuity payable during the lifetime of the payee and terminating with the last payment preceding the death of the payee. This option offers the largest payment amount of any of the life annuity options, since there is no guarantee of a minimum number of

18                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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payments nor a provision for a death benefit payable to a beneficiary.

    It would be possible under this option for a payee to receive only one annuity payment if he died prior to the due date of the second annuity payment, two annuity payments if he died before the date of the third annuity payment, etc.

OPTION 3 -- Life Annuity with 120, 180 or 240 Monthly Payments Certain

    This annuity option is an annuity payable monthly during the lifetime of the payee with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the payee, payments have been made for less than the minimum elected number of months, then the present value (as of the date of the payee's death) of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated, unless other provisions have been made and approved by Hartford.

OPTION 4 -- Joint and Last Survivor Annuity

    An annuity payable monthly during the joint lifetime of the payee and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford, the payee may elect that the payment to the survivor be less than the payment made during the joint lifetime of the payee and a designated second person.

    It would be possible under this option for a payee and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

OPTION 5 -- Payments for a Designated Period

    An amount payable monthly for the number of years, selected which may be from five to 30 years. Under this option, you may, at any time, request a full surrender and receive, within seven days, the termination value of the Policy as determined by Hartford.

    In the event of the payee's death prior to the end of the designated period, the present value (as of the date of the payee's death) of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated unless other provisions have been made and approved by Hartford.

    Option 5 is an option that does not involve life contingencies.

OPTION 6 -- Death Proceeds Remaining with Hartford

    Proceeds from the Death Benefit left with Hartford. These proceeds will remain in the Sub-Accounts to which they were allocated at the time of death, unless the beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time.

    VARIABLE AND FIXED ANNUITY PAYMENTS -- When an annuity is effected, unless otherwise specified, the surrender proceeds or Death Proceeds held in the Sub-Accounts will be applied to provide a variable annuity based on the pro rata amount in the various Sub-Accounts. Fixed annuities options are also available. YOU SHOULD CONSIDER WHETHER THE ALLOCATION OF PROCEEDS AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT FOR YOUR ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR RETIREMENT NEEDS.

    VARIABLE ANNUITY -- The Policy contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of annuity for each $1,000 of value of a Sub-Account. The first monthly payment varies according to the form and type of variable payment annuity selected. The Policy contains variable payment annuity tables derived from the 1983a Individual Annuity Mortality Table, with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly variable annuity payment is determined by multiplying the proceeds value (expressed in thousands of dollars) of a Sub-Account by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Policy.

    The amount of the first monthly variable annuity payment is divided by the value of an annuity unit (an accounting unit of measure used to calculate the value of annuity payments) for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of annuity units represented by the first payment. This number of annuity units remains fixed during the annuity payment period and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of annuity units by the current annuity unit value.

    LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN RELATIVE TO THE A.I.R.

    FIXED ANNUITY -- Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate (to be determined by Hartford) which is no less than the rate specified in the fixed payment annuity tables in the Policy. The annuity payment will remain level for the duration of the annuity.

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    Hartford will make any other arrangements for income payments as may be agreed on.

                                  BENEFICIARY

    The applicant names the beneficiary in the application for the Policy. The Policy Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to Hartford. If no beneficiary is living when the Insured dies, the Death Proceeds will be paid to the Policy Owner if living; otherwise to the Policy Owner's estate.

                                   ASSIGNMENT
    The Policy may be assigned as collateral for a loan or other obligation. Hartford is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

                                   DIVIDENDS

    No dividends will be paid under the Policies.

                        EXECUTIVE OFFICERS AND DIRECTORS

                                     POSITION WITH HARTFORD;              OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                    YEAR OF ELECTION                        FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
 -----------------------------  ---------------------------------  ----------------------------------------------------------------
 Bossen, Wendell J., 64         Vice President, 1995**             Vice President (1992-Present), Hartford Life and Accident
                                                                     Insurance Company; Vice President (1992-Present), Hartford
                                                                     Life Insurance Company; President (1992-Present),
                                                                     International Corporate Marketing Group, Inc.
 Boyko, Gregory A., 46          Senior Vice President, Chief       Vice President & Controller (1995-1997), Hartford; Director
                                Financial Officer &                  (1997-Present); Senior Vice President, Chief Financial Officer
                                Treasurer, 1997                      & Treasurer (1997-Present); Vice President & Controller
                                Director, 1997 *                     (1995-1997), Hartford Life and Accident Insurance Company;
                                                                     Director (1997-Present); Senior Vice President, Chief
                                                                     Financial Officer & Treasurer (1997-Present); Vice President
                                                                     and Controller (1995-1997), Hartford Life Insurance Company;
                                                                     Senior Vice President, Chief Financial Officer & Treasurer
                                                                     (1997-Present), Hartford Life, Inc.; Chief Financial Officer
                                                                     (1994-1995), IMG American Life; Senior Vice President
                                                                     (1992-1994), Connecticut Mutual Life Insurance Company.
 Cummins, Peter W., 60          Senior Vice President, 1997        Vice President (1993-1997), Hartford; Senior Vice President,
                                                                     (1997-Present); Vice President (1989-1997), Hartford Life and
                                                                     Accident Insurance Company; Senior Vice President
                                                                     (1997-Present); Vice President (1989-1997); Senior Vice
                                                                     President (1997-Present); Vice President (1989-1997), Hartford
                                                                     Life Insurance Company.

20                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                     POSITION WITH HARTFORD;              OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                    YEAR OF ELECTION                        FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
 -----------------------------  ---------------------------------  ----------------------------------------------------------------
 de Raismes, Ann M., 47         Senior Vice President, 1997        Vice President (1994-1997), Hartford; Senior Vice President
                                Director of Human Resources, 1994    (1997-Present); Vice President (1994-1997); Assistant Vice
                                                                     President (1992-1994); Director of Human Resources
                                                                     (1991-Present), Hartford Life and Accident Insurance Company;
                                                                     Senior Vice President (1997-Present); Vice President
                                                                     (1994-1997); Assistant Vice President (1992-1994); Director of
                                                                     Human Resources (1991-Present), Hartford Life Insurance
                                                                     Company; Vice President, Human Resources (1997-Present),
                                                                     Hartford Life, Inc.
 Dooley, James R., 61           Vice President, 1993               Director, Information Services (1973-1997), Hartford Life
                                                                     Insurance Company.
 Fitch, Timothy M., 45          Vice President, 1995               Vice President (1995-Present); Actuary (1994-Present); Assistant
                                Actuary, 1997                        Vice President (1992-1995), Hartford Life and Accident
                                                                     Insurance Company; Vice President (1995-Present); Actuary
                                                                     (1994-Present); Assistant Vice President (1992-1995), Hartford
                                                                     Life Insurance Company.
 Foy, David T., 31              Vice President, 1998               Assistant Vice President (1995-1998), Hartford; Vice President
                                                                     (1998-Present), Assistant Vice President (1995-1998), Hartford
                                                                     Life Insurance Company.
 Garrett, J. Richard, 53        Vice President, 1994               Treasurer (1994-1997), Hartford; Vice President (1993-Present);
                                Assistant Treasurer, 1997            Assistant Treasurer (1997-Present); Treasurer (1984-1997),
                                                                     Hartford Life and Accident Insurance Company; Vice President,
                                                                     (1993-Present); Assistant Treasurer (1997-Present); Treasurer
                                                                     (1986-1997), Hartford Life Insurance Company; Vice President
                                                                     (1997-Present), Hartford Life, Inc.
 Gillette, Donald J., 52        Vice President, 1997               Assistant Vice President (1995-1997), Hartford; Assistant Vice
                                                                     President (1995-1997), Hartford Life and Accident Insurance
                                                                     Company; Assistant Vice President (1995-Present), Hartford
                                                                     Life Insurance Company.
 Ginnetti, John P., 52          Executive Vice President and       Senior Vice President - Individual Life and Annuity Division
                                Director, Asset Management           (1988-1994), Hartford; Director (1988-Present); Director
                                Services, 1994                       (1988-Present); Executive Vice President & Director, Asset
                                Director, 1988                       Management Services (1994-Present); Senior Vice President -
                                                                     Individual Life and Annuity Division (1988-1994), Hartford
                                                                     Life and Accident Insurance Company; Executive Vice President,
                                                                     Asset Management, Hartford Life, Inc. (1997-Present).
 Godfrey, III, William A., 41   Senior Vice President, 1997        Senior Vice President (1997- Present), Hartford; Senior Vice
                                                                     President (1997-Present), Hartford Life and Accident Insurance
                                                                     Company; Vice President Information Technology (1997-Present),
                                                                     Hartford Life, Inc.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   21
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                                     POSITION WITH HARTFORD;              OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                    YEAR OF ELECTION                        FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
 -----------------------------  ---------------------------------  ----------------------------------------------------------------
 Godkin, Lynda, 44              Senior Vice President, 1997        Assistant General Counsel and Secretary (1994-1995), Hartford;
                                General Counsel, 1996                Director (1997-Present); Senior Vice President (1997-Present);
                                Corporate Secretary, 1996            General Counsel (1996-Present); Corporate Secretary
                                Director, 1997*                      (1995-Present); Associate General Counsel (1995-1996);
                                                                     Assistant General Counsel and Secretary (1994-1995); Counsel
                                                                     (1990-1994), Hartford Life and Accident Insurance Company;
                                                                     Senior Vice President (1997-Present); General Counsel
                                                                     (1996-Present); Corporate Secretary (1995-Present); Director
                                                                     (1997-Present); Associate General Counsel (1995-1996);
                                                                     Assistant General Counsel and Secretary (1994-1995); Counsel
                                                                     (1990-1994), Hartford Life Insurance Company; Vice President
                                                                     and General Counsel (1997-Present), Hartford Life, Inc.
 Grady, Lois W., 53             Senior Vice President, 1998        Vice President (1994-1998), Hartford; Senior Vice President
                                Vice President, 1994                 (1998-Present); Vice President (1993-1997); Assistant Vice
                                                                     President (1987-1993), Hartford Life and Accident Insurance
                                                                     Company; Senior Vice President (1998-Present); Vice President
                                                                     (1994-1997); Assistant Vice President (1987-1994), Hartford
                                                                     Life Insurance Company.
 Graham, Christopher, 47        Vice President, 1997
 Hunt, Mark E., 37              Vice President, 1998               Assistant Vice President (1997-1998), Hartford; Vice President
                                                                     (1998-Present), Hartford Life and Accident Insurance Company.
 Joyce, Stephen T., 39          Vice President, 1997               Assistant Vice President (1995-1997), Hartford; Assistant Vice
                                                                     President (1994-1997), Hartford Life and Accident Insurance
                                                                     Company; Vice President (1997-Present); Assistant Vice
                                                                     President (1994-1997), Hartford Life Insurance Company.
 Keeler, Michael D., 37         Vice President, 1998               Vice President (1998-Present); Hartford Life and Accident
                                                                     Insurance Company.
 Kerzner, Robert A., 46         Senior Vice President, 1998        Senior Vice President (1998-Present); Vice President
                                Vice President, 1997                 (1994-1998), Hartford; Senior Vice President (1998-Present);
                                                                     Vice President (1994-1997); Regional Vice President
                                                                     (1991-1994), Hartford Life Insurance Company.
 Levenson, David N., 31         Vice President, 1998               Assistant Vice President (1997-1998), Hartford.
 Malchodi, Jr., William B., 50  Vice President, 1994               Vice President (1994-Present); Director of Taxes (1992-1998),
                                                                     Hartford Life and Accident Insurance Company; Vice President
                                                                     (1994-Present); Director of Taxes (1991-1998), Hartford Life
                                                                     Insurance Company.

22                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                                     POSITION WITH HARTFORD;              OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                    YEAR OF ELECTION                        FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
 -----------------------------  ---------------------------------  ----------------------------------------------------------------
 Marra, Thomas M., 39           Executive Vice President, 1996     Senior Vice President (1993-1996); Director of Individual
                                Director, Individual Life and        Annuities (1991-1993), Hartford; Director (1994-Present);
                                Annuity Division, 1993               Executive Vice President (1995-Present); Director, Individual
                                Director, 1994*                      Life and Annuity Division (1994-Present); Senior Vice
                                                                     President (1994-1995); Vice President (1989-1994); Actuary
                                                                     (1987-1997), Hartford Life and Accident Insurance Company;
                                                                     Director (1994-Present); Executive Vice President
                                                                     (1995-Present); Director, Individual Life and Annuity Division
                                                                     (1994-Present); Senior Vice President (1994-1995); Vice
                                                                     President (1989-1994); Actuary (1987-1995), Hartford Life
                                                                     Insurance Company; Executive Vice President, Individual Life
                                                                     and Annuities (1997-Present), Hartford Life, Inc.
 Matthieson, Steven L., 53      Vice President, 1984               Director of New Business (1984-1997), Hartford.
 O'Halloran, C. Michael, 51     Vice President, 1997               Vice President (1997-Present), Hartford Life and Accident
                                                                     Insurance Company; Vice President (1997-Present), Hartford
                                                                     Life Insurance Company; Corporate Secretary (1997-Present),
                                                                     Hartford Life, Inc.; Senior Associate General Counsel
                                                                     (1988-Present), Director of Corporate Law (1994-Present), The
                                                                     Hartford Financial Services Group.
 Raymond, Craig R., 37          Senior Vice President, 1997        Vice President (1993-1997); Assistant Vice President
                                Chief Actuary, 1994                  (1992-1993); Actuary (1989-1994), Hartford; Senior Vice
                                                                     President (1997-Present); Chief Actuary (1995-Present); Vice
                                                                     President (1993-1997); Actuary (1990-1995), Hartford Life and
                                                                     Accident Insurance Company; Senior Vice President
                                                                     (1997-Present); Chief Actuary (1994-Present); Vice President
                                                                     (1993-1997); Assistant Vice President (1992-1993); Actuary
                                                                     (1989-1994), Hartford Life Insurance Company; Vice President
                                                                     and Chief Actuary (1997-Present), Hartford Life, Inc.
 Schrandt, David T., 50         Vice President, 1987               Treasurer (1987-1997); Controller (1987-1997), Hartford.
 Smith, Lowndes A., 58          President, 1989                    Chief Operating Officer (1989-1997), Hartford; Director
                                Chief Executive Officer, 1997        (1981-Present); President (1989-Present); Chief Executive
                                Director, 1985*                      Officer (1997-Present); Chief Operating Officer (1989-1997),
                                                                     Hartford Life and Accident Insurance Company; Director
                                                                     (1981-Present); President (1989-Present), Chief Executive
                                                                     Officer (1997-Present); Chief Operating Officer (1989-1997),
                                                                     Hartford Life Insurance Company; Chief Executive Officer and
                                                                     President and Director (1997-Present), Hartford Life, Inc.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   23
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                                     POSITION WITH HARTFORD;              OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                    YEAR OF ELECTION                        FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
 -----------------------------  ---------------------------------  ----------------------------------------------------------------
 Welnicki, Raymond P., 49       Senior Vice President &            Vice President (1993-1994), Hartford; Director (1994-Present);
                                Director, Employee Benefit           Senior Vice President (1995-Present); Director, Employee
                                Division, 1994                       Benefit Division (1997-Present); Vice President (1993-1995),
                                Director, 1994*                      Hartford Life and Accident Insurance Company; Senior Vice
                                                                     President, Employee Benefits (1997-Present), Hartford Life,
                                                                     Inc.; Board of Directors, Ethix Corp.
 Welsh, Walter C., 51           Senior Vice President, 1997        Senior Vice President (1997-Present); Vice President
                                                                     (1994-1997); Assistant Vice President (1992-1995), Hartford
                                                                     Life and Accident Insurance Company; Senior Vice President
                                                                     (1997-Present); Vice President (1995-1997); Assistant Vice
                                                                     President (1992-1995), Hartford Life Insurance Company; Vice
                                                                     President, Government Affairs (1997-Present), Hartford Life,
                                                                     Inc.
 Zlatkus, Lizabeth H., 39       Senior Vice President, 1997        Vice President (1994-1997); Assistant Vice President
                                Director, 1994*                      (1992-1994), Hartford; Director (1994-Present); Senior Vice
                                                                     President (1997-Present); Vice President (1994-1997);
                                                                     Assistant Vice President (1992-1994), Hartford Life and
                                                                     Accident Insurance Company; Vice President, Group Life and
                                                                     Disability (1997-Present), Hartford Life, Inc.
 Znamierowski, David M., 38     Senior Vice President, 1997        Director (1998-Present); Senior Vice President (1997-Present),
                                Director, 1998                       Hartford Life and Accident Insurance Company; Director
                                                                     (1998-Present); Senior Vice President (1997-Present);
                                                                     Director, Risk Management Strategy (1996-Present); Vice
                                                                     President (1997), Hartford Life Insurance Company; Vice
                                                                     President, Investment Strategy (1997-Present), Hartford Life,
                                                                     Inc.; Vice President, Investment Strategy & Policy, Aetna Life
                                                                     and Casualty Company.

---------

 * Denotes date of election to Board of Directors of Hartford.

** Affiliated Company of The Hartford Financial Services Group, Inc.

    Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

                          DISTRIBUTION OF THE POLICIES

    Hartford intends to sell the Policies in all jurisdictions where it is licensed to do business. The Policies will be sold by life insurance sales representatives who represent Hartford and who are registered representatives of Hartford Equity Sales Company, Inc. ("HESCO") or certain other independent, registered broker-dealers. Any sales representative or employee will have been qualified to sell variable life insurance contracts under applicable federal and state laws. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

    Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. Both HESCO and HSD are wholly-owned subsidiaries of Hartford Life Insurance Company. The principal business address of HESCO and HSD is the same as that of Hartford.

    The maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered broker-dealers is 6.0% of initial and subsequent premiums. Additional annual compensation of no more than 0.75% of Account Value may be paid. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation. Broker-dealers or financial institutions are compensated according

24                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.

    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not affect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

    Hartford may provide information on various topics to Policy Owners and prospective Policy Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and variable annuities and other investment alternatives, including comparisons between the Policies and the characteristics of, and market for, such alternatives.

                          SAFEKEEPING OF THE SEPARATE
                                ACCOUNT'S ASSETS

    The assets of the Separate Account are held by Hartford. The assets of the Separate Account are kept physically segregated and held separate and apart from the General Account of Hartford. Hartford maintains records of all purchases and redemptions of shares of the Fund. Additional protection for the assets of the Separate Account is afforded by Hartford's blanket fidelity bond, issued by Aetna Casualty and Surety Company, in the aggregate of $50 million, covering all of the officers and employees of Hartford.

                           FEDERAL TAX CONSIDERATIONS

                                    GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE POLICY OWNER INVOLVED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, EMPLOYER OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A POLICY DESCRIBED HEREIN.

    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Policies cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion of federal tax considerations is based upon Hartford 's understanding of existing Federal income tax laws as they are currently interpreted.

                            TAXATION OF HARTFORD AND
                              THE SEPARATE ACCOUNT

    The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units (see "Policy Benefits and Rights -- Account Value," on page
14). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policy.

    Hartford does not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for such taxes against the Separate Account.

                       INCOME TAXATION OF POLICY BENEFITS

    For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance Policy Owner is generally not taxed on increments in the contract value until the Policy is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a Policy that is treated as life insurance. Hartford intends to monitor premium levels to assure compliance with the Section 7702 requirements.

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    During the first fifteen Policy Years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the Policy.

    The Maturity Date Extension Rider allows a Policy Owner to extend the Maturity Date to the date of the Insured's death. If the Maturity Date of the Policy is extended by rider, Hartford believes that the Policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the result is not certain. If the Policy is not treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Policy Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.

                             LAST SURVIVOR POLICIES

    Although Hartford believes that the last survivor Policies are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor Contract will meet the Section 7702 definition of a life insurance contract.

                          MODIFIED ENDOWMENT CONTRACTS

    A life insurance contract is treated as a "modified endowment contract" under Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c). The large single premium permitted under the Policy does not meet the specified computational rules for the "seven-pay test" under Section 7702A(c). Therefore, the Policy will generally be treated as a modified endowment contract for federal income tax purposes. However, an exchange under Section 1035 of the Code of a life insurance contract issued before June 21, 1988 will not cause the new Policy to be treated as a modified endowment contract if no additional premiums are paid and there is no change in the death benefit as the result of the exchange.

    A contract that is classified as modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, loans, distributions or other amounts received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract (generally, the excess of account value over premiums paid). Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

    All modified endowment contracts that are issued within any calendar year to the same Policy Owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.

                      ESTATE AND GENERATION SKIPPING TAXES

    When the Insured dies, the Death Proceeds will generally be includible in the Policy Owner's estate for purposes of federal estate tax if the last surviving Insured owned the Policy. If the Policy Owner was not the last surviving Insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. Nothing would be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

    The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit which shelters up to $625,000 (1998) from the estate and gift tax. The Taxpayer Relief Act of 1997 gradually raises the credit over the next eight years to $1,000,000. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse (when the Death Proceeds would be available to pay taxes due and other expenses incurred).

    If the Policy Owner (whether or not he or she is an Insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax, the taxable amount being the value of the Policy. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping transfer exemption of $1 million. Because these rules are complex, the Policy Owner should consult with a qualified tax adviser for specific information if ownership is passing to younger generations.

                          DIVERSIFICATION REQUIREMENTS

    Section 817 of the Code provides that a variable life insurance contract (other than a pension plan policy) will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury

26                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------

Department. If a Policy is not treated as a life insurance contract, the Policy Owner will be subject to income tax on the annual increases in cash value.

    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, Hartford Life and Annuity Insurance Company may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either Hartford Life and Annuity Insurance Company or the Policy Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

                           OWNERSHIP OF THE ASSETS IN
                              THE SEPARATE ACCOUNT

    In order for a variable life insurance contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this Prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Policy Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the contracts, as necessary, to prevent Policy Owners from being considered the owners of the assets in the separate accounts.

                      LIFE INSURANCE PURCHASED FOR USE IN
                           SPLIT DOLLAR ARRANGEMENTS

    On January 26, 1996, the IRS released a technical advice memorandum ("TAM") on the taxability of life insurance policies used in certain split dollar arrangements. A TAM, issued by the National Office of the IRS, provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

                         FEDERAL INCOME TAX WITHHOLDING

    If any amounts are deemed to be current taxable income to the Policy Owner, such amounts will be subject to federal income tax withholding and reporting, pursuant to the Code.

                      NON-INDIVIDUAL OWNERSHIP OF POLICIES

    In certain circumstances, the Code limits the application of specific tax advantages to individual owners of life insurance contracts. Prospective Policy Owners which are not individuals should consult a qualified tax adviser to determine the potential impact on the purchaser.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   27
--------------------------------------------------------------------------------

                                     OTHER
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted to determine the impact of these taxes.

                    LIFE INSURANCE PURCHASES BY NONRESIDENT
                        ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

                               LEGAL PROCEEDINGS

    There are no material legal proceedings pending to which the Separate Account is a party.
                                 LEGAL MATTERS

    Legal matters in connection with the issue and sale of flexible premium variable life insurance Policies described in this Prospectus and the organization of Hartford, its authority to issue the Policies under Connecticut law and the validity of the forms of the Policies under Connecticut law and legal matters relating to the federal securities and income tax laws have been passed on by Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary of Hartford.

                                    EXPERTS

    The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory-basis financial statements of Hartford Life and Annuity Insurance Company (formerly ITT Hartford Life and Annuity Insurance Company) which states the statutory-basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

    The hypothetical Policy illustrations included in this Prospectus and the registration statement with respect to the Separate Account have been approved by Michael Winterfield, FSA, MAAA, Assistant Vice President and Director, Individual Annuity Product Management, for Hartford, and are included in reliance upon his opinion as to their reasonableness.

                             REGISTRATION STATEMENT

    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, the Funds, Hartford, and the Policies.

28                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                                   APPENDIX A
                           ILLUSTRATIONS OF BENEFITS



    The tables in Appendix A illustrate the way in which a Policy operates. They show how the death benefit and surrender value could vary over an extended period of time assuming hypothetical gross rates of return equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on an initial premium of $10,000. A male age 45, a female age 55 and a male age 65 with Face Amounts of $40,161, $33,334 and $19,380, respectively, are illustrated for the single life Policy. The illustrations for the last survivor Policy assume male and female of equal ages, including age 55 and 65 for Face Amounts of $44,053 and $27,778.



    The death benefit and surrender value for a Policy would be different from those shown if the rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also differ if any Policy loan were made during the period of time illustrated.



    The tables reflect the deductions of current Policy charges and guaranteed Policy charges for a single gross interest rate. The death benefits and surrender values would change if the current cost of insurance charges change.



    The amounts shown for the death benefit and surrender value as of the end of each Policy Year take into account an average daily charge equal to an annual charge of 0.60% of the average daily net assets of the Funds for investment advisory and administrative services fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the annual charge of 0.60% described above) of -0.60%, 5.40% and 11.40%, respectively.



    In addition, the death benefit and surrender value as of the end of each Policy Year take into account the (1) tax expense charge equal to an annual rate of 0.40% of Account Value for the first ten Policy Years; (2) administrative charge equal to an annual rate of 0.25% of Account Value attributable to the Separate Account; (3) mortality and expense risk charge equal to an annual rate of 0.90% of Account Value attributable to the Separate Account; and (4) any Contingent Deferred Sales Charge and premium tax charge which may be applicable in the first nine Policy Years.



    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Separate Account in the future. In order to produce after tax returns of 0%, 6%, and 12%, the Separate Account would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges (see "Deductions and Charges -- Taxes Charged Against the Separate Account," page 11).



    The "Premium Paid Plus Interest" column of each table shows the amount which would accumulate if the initial premium was invested to earn interest, after taxes of 5% per year, compounded annually.



    Hartford will furnish upon request, a comparable illustration reflecting the proposed insureds age, risk classification, Face Amount or initial premium requested, and reflecting guaranteed cost of insurance rates. Hartford will also furnish an additional similar illustration reflecting current cost of insurance rates which may be less than, but never greater than, the guaranteed cost of insurance rates.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   29
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                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE



                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 45 MALE
                          INITIAL FACE AMOUNT: $40,161



    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)



                                       CURRENT CHARGES*                     GUARANTEED CHARGES**
               PREMIUMS      -------------------------------------   -----------------------------------
  END OF     ACCUMULATED                       CASH                                  CASH
  POLICY    AT 5% INTEREST     ACCOUNT      SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
   YEAR        PER YEAR         VALUE         VALUE       BENEFIT      VALUE        VALUE       BENEFIT
  -------   --------------   ------------   ----------   ---------   ----------   ----------   ---------
      1         10,500          10,865          9,870       40,161      10,787        9,794       40,161
      2         11,025          11,807         10,821       40,161      11,642       10,660       40,161
      3         11,576          12,834         11,859       40,161      12,573       11,603       40,161
      4         12,155          13,952         13,143       40,161      13,587       12,784       40,161
      5         12,763          15,172         14,382       40,161      14,693       13,909       40,161
      6         13,401          16,501         15,936       40,161      15,899       15,340       40,161
      7         14,071          17,948         17,414       40,161      17,216       16,687       40,161
      8         14,775          19,526         19,229       40,161      18,655       18,361       40,161
      9         15,513          21,246         20,993       40,161      20,228       19,978       40,161
     10         16,289          23,120         23,120       40,161      21,952       21,952       40,161
     11         17,103          25,288         25,288       40,161      23,941       23,941       40,161
     12         17,959          27,663         27,663       40,388      26,140       26,140       40,161
     13         18,856          30,264         30,264       42,975      28,575       28,575       40,577
     14         19,799          33,116         33,116       45,701      31,264       31,264       43,145
     15         20,789          36,246         36,246       48,570      34,217       34,217       45,851
     16         21,829          39,682         39,682       51,587      37,459       37,459       48,697
     17         22,920          43,443         43,443       55,607      41,007       41,007       52,490
     18         24,066          47,559         47,559       59,924      44,891       44,891       56,563
     19         25,270          52,064         52,064       64,560      49,141       49,141       60,936
     20         26,533          57,030         57,030       69,577      53,796       53,796       65,631
     25         33,864          89,881         89,881      104,262      84,682       84,682       98,231
     35         55,160         223,447        223,447      236,855     210,220      210,220      222,834



 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.


** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

30                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE



                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 45 MALE
                          INITIAL FACE AMOUNT: $40,161



     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)



                                      CURRENT CHARGES*                  GUARANTEED CHARGES**
               PREMIUMS      ----------------------------------   --------------------------------
  END OF     ACCUMULATED                     CASH                               CASH
  POLICY    AT 5% INTEREST     ACCOUNT     SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
   YEAR        PER YEAR         VALUE        VALUE     BENEFIT      VALUE       VALUE     BENEFIT
  -------   --------------   -----------   ---------   --------   ---------   ---------   --------
      1         10,500         10,279         9,298     40,161      10,201       9,222     40,161
      2         11,025         10,568         9,606     40,161      10,399       9,441     40,161
      3         11,576         10,865         9,925     40,161      10,593       9,658     40,161
      4         12,155         11,171        10,403     40,161      10,782      10,021     40,161
      5         12,763         11,487        10,743     40,161      10,965      10,228     40,161
      6         13,401         11,812        11,294     40,161      11,140      10,628     40,161
      7         14,071         12,148        11,657     40,161      11,304      10,819     40,161
      8         14,775         12,494        12,232     40,161      11,454      11,197     40,161
      9         15,513         12,851        12,619     40,161      11,589      11,360     40,161
     10         16,289         13,219        13,219     40,161      11,703      11,703     40,161
     11         17,103         13,667        13,667     40,161      11,844      11,844     40,161
     12         17,959         14,131        14,131     40,161      11,963      11,963     40,161
     13         18,856         14,611        14,611     40,161      12,058      12,058     40,161
     14         19,799         15,109        15,109     40,161      12,125      12,125     40,161
     15         20,789         15,625        15,625     40,161      12,159      12,159     40,161
     16         21,829         16,160        16,160     40,161      12,156      12,156     40,161
     17         22,920         16,715        16,715     40,161      12,108      12,108     40,161
     18         24,066         17,289        17,289     40,161      12,005      12,005     40,161
     19         25,270         17,884        17,884     40,161      11,839      11,839     40,161
     20         26,533         18,501        18,501     40,161      11,598      11,598     40,161
     25         33,864         21,395        21,395     40,161       8,813       8,813     40,161
     35         55,160         30,942        30,942     40,161          --          --         --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   31
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                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE



                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 45 MALE
                          INITIAL FACE AMOUNT: $40,161



    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)



                                     CURRENT CHARGES*                GUARANTEED CHARGES**
               PREMIUMS      --------------------------------   ------------------------------
  END OF     ACCUMULATED                    CASH                             CASH
  POLICY    AT 5% INTEREST    ACCOUNT     SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH
   YEAR        PER YEAR        VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  -------   --------------   ----------   --------   --------   --------   --------   --------
      1         10,500         9,694        8,726     40,161      9,616      8,649     40,161
      2         11,025         9,397        8,459     40,161      9,226      8,291     40,161
      3         11,576         9,108        8,199     40,161      8,829      7,925     40,161
      4         12,155         8,827        9,095     40,161      8,426      7,699     40,161
      5         12,763         8,554        7,847     40,161      8,013      7,312     40,161
      6         13,401         8,288        7,805     40,161      7,588      7,113     40,161
      7         14,071         8,030        7,569     40,161      7,150      6,696     40,161
      8         14,775         7,778        7,540     40,161      6,694      6,461     40,161
      9         15,513         7,534        7,315     40,161      6,218      6,002     40,161
     10         16,289         7,297        7,297     40,161      5,717      5,717     40,161
     11         17,103         7,101        7,101     40,161      5,211      5,211     40,161
     12         17,959         6,910        6,910     40,161      4,673      4,673     40,161
     13         18,856         6,723        6,723     40,161      4,100      4,100     40,161
     14         19,799         6,541        6,541     40,161      3,488      3,488     40,161
     15         20,789         6,363        6,363     40,161      2,833      2,833     40,161
     16         21,829         6,188        6,188     40,161      2,127      2,127     40,161
     17         22,920         6,018        6,018     40,161      1,361      1,361     40,161
     18         24,066         5,852        5,852     40,161        526        526     40,161
     19         25,270         5,689        5,689     40,161         --         --         --
     20         26,533         5,530        5,530     40,161         --         --         --
     25         33,864         4,789        4,789     40,161         --         --         --
     35         55,160         3,538        3,538     40,161         --         --         --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

32                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE



                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE: 55 FEMALE
                          INITIAL FACE AMOUNT: $33,334



    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)



                                      CURRENT CHARGES*                  GUARANTEED CHARGES**
               PREMIUMS      ----------------------------------   --------------------------------
  END OF     ACCUMULATED                     CASH                               CASH
  POLICY    AT 5% INTEREST     ACCOUNT     SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
   YEAR        PER YEAR         VALUE        VALUE     BENEFIT      VALUE       VALUE     BENEFIT
  -------   --------------   -----------   ---------   --------   ---------   ---------   --------
      1         10,500         10,865         9,870      33,334     10,758       9,766      33,334
      2         11,025         11,807        10,821      33,334     11,584      10,603      33,334
      3         11,576         12,834        11,859      33,334     12,488      11,519      33,334
      4         12,155         13,952        13,143      33,334     13,477      12,675      33,334
      5         12,763         15,172        14,382      33,334     14,562      13,780      33,334
      6         13,401         16,501        15,936      33,334     15,751      15,193      33,334
      7         14,071         17,948        17,414      33,334     17,055      16,527      33,334
      8         14,775         19,526        19,229      33,334     18,484      18,192      33,334
      9         15,513         21,246        20,993      33,334     20,053      19,803      33,334
     10         16,289         23,120        23,120      33,334     21,778      21,778      33,334
     11         17,103         25,291        25,291      33,334     23,778      23,778      33,334
     12         17,959         27,695        27,695      33,334     26,001      26,001      33,334
     13         18,856         30,365        30,365      35,831     28,481      28,481      33,608
     14         19,799         33,295        33,295      38,956     31,228      31,228      36,537
     15         20,789         36,509        36,509      42,351     34,240      34,240      39,719
     16         21,829         40,033        40,033      46,039     37,543      37,543      43,175
     17         22,920         43,908        43,908      49,616     41,175      41,175      46,528
     18         24,066         48,169        48,169      53,468     45,169      45,169      50,138
     19         25,270         52,861        52,861      57,619     49,566      49,566      54,028
     20         26,533         58,025        58,025      63,247     54,375      54,375      59,270
     25         33,864         92,388        92,388      97,932     86,577      86,577      91,773
     35         55,160        230,636       230,636     242,168    213,920     213,920     224,617



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   33
--------------------------------------------------------------------------------


                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE



                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE: 55 FEMALE
                          INITIAL FACE AMOUNT: $33,334



     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)



                                      CURRENT CHARGES*                  GUARANTEED CHARGES**
               PREMIUMS      ----------------------------------   --------------------------------
  END OF     ACCUMULATED                     CASH                               CASH
  POLICY    AT 5% INTEREST     ACCOUNT     SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
   YEAR        PER YEAR         VALUE        VALUE     BENEFIT      VALUE       VALUE     BENEFIT
  -------   --------------   -----------   ---------   --------   ---------   ---------   --------
      1         10,500         10,279         9,928     33,334      10,172       9,193     33,334
      2         11,025         10,568         9,606     33,334      10,341       9,385     33,334
      3         11,576         10,865         9,925     33,334      10,508       9,574     33,334
      4         12,155         11,171        10,403     33,334      10,671       9,911     33,334
      5         12,763         11,487        10,743     33,334      10,831      10,095     33,334
      6         13,401         11,812        11,294     33,334      10,984      10,474     33,334
      7         14,071         12,148        11,657     33,334      11,127      10,644     33,334
      8         14,775         12,494        12,232     33,334      11,256      11,000     33,334
      9         15,513         12,851        12,619     33,334      11,366      11,138     33,334
     10         16,289         13,219        13,219     33,334      11,452      11,452     33,334
     11         17,103         13,667        13,667     33,334      11,559      11,559     33,334
     12         17,959         14,131        14,131     33,334      11,641      11,641     33,334
     13         18,856         14,611        14,611     33,334      11,696      11,696     33,334
     14         19,799         15,109        15,109     33,334      11,721      11,721     33,334
     15         20,789         15,625        15,625     33,334      11,711      11,711     33,334
     16         21,829         16,160        16,160     33,334      11,658      11,658     33,334
     17         22,920         16,715        16,715     33,334      11,547      11,547     33,334
     18         24,066         17,289        17,289     33,334      11,362      11,362     33,334
     19         25,270         17,884        17,884     33,334      11,084      11,084     33,334
     20         26,533         18,501        18,501     33,334      10,689      10,689     33,334
     25         33,864         21,935        21,935     33,334       6,012       6,012     33,334
     35         55,160         30,942        30,942     33,334          --          --         --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

34                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE



                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE: 55 FEMALE
                          INITIAL FACE AMOUNT: $33,334



    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)



                                     CURRENT CHARGES*                GUARANTEED CHARGES**
               PREMIUMS      --------------------------------   ------------------------------
  END OF     ACCUMULATED                    CASH                             CASH
  POLICY    AT 5% INTEREST    ACCOUNT     SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH
   YEAR        PER YEAR        VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  -------   --------------   ----------   --------   --------   --------   --------   --------
      1         10,500         9,694        8,726     33,334      9,587      8,621     33,334
      2         11,025         9,397        8,459     33,334      9,168      8,235     33,334
      3         11,576         9,108        8,199     33,334      8,745      7,842     33,334
      4         12,155         8,827        8,095     33,334      8,315      7,591     33,334
      5         12,763         8,554        7,847     33,334      7,879      7,181     33,334
      6         13,401         8,288        7,805     33,334      7,433      6,959     33,334
      7         14,071         8,030        7,569     33,334      6,973      6,520     33,334
      8         14,775         7,778        7,540     33,334      6,492      6,260     33,334
      9         15,513         7,534        7,315     33,334      5,986      5,771     33,334
     10         16,289         7,297        7,297     33,334      5,449      5,449     33,334
     11         17,103         7,101        7,101     33,334      4,898      4,898     33,334
     12         17,959         6,910        6,910     33,334      4,307      4,307     33,334
     13         18,856         6,723        6,723     33,334      3,676      3,676     33,334
     14         19,799         6,541        6,541     33,334      3,000      3,000     33,334
     15         20,789         6,363        6,363     33,334      2,273      2,273     33,334
     16         21,829         6,188        6,188     33,334      1,482      1,482     33,334
     17         22,920         6,018        6,018     33,334        610        610     33,334
     18         24,066         5,852        5,852     33,334         --         --         --
     19         25,270         5,689        5,689     33,334         --         --         --
     20         26,533         5,530        5,530     33,334         --         --         --
     25         33,864         4,789        4,789     33,334         --         --         --
     35         55,160         3,538        3,538     33,334         --         --         --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   35
--------------------------------------------------------------------------------


                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE



                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 65 MALE
                          INITIAL FACE AMOUNT: $19,380



    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)



                                       CURRENT CHARGES*                     GUARANTEED CHARGES**
               PREMIUMS      -------------------------------------   -----------------------------------
  END OF     ACCUMULATED                       CASH                                  CASH
  POLICY    AT 5% INTEREST     ACCOUNT      SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
   YEAR        PER YEAR         VALUE         VALUE       BENEFIT      VALUE        VALUE       BENEFIT
  -------   --------------   ------------   ----------   ---------   ----------   ----------   ---------
      1         10,500          10,865          9,870       19,380      10,681        9,690       19,380
      2         11,025          11,807         10,821       19,380      11,245       10,446       19,380
      3         11,576          12,834         11,859       19,380      12,244       11,280       19,380
      4         12,155          13,952         13,143       19,380      13,150       12,353       19,380
      5         12,763          15,172         14,382       19,380      14,160       13,383       19,380
      6         13,401          16,501         15,936       19,380      15,292       14,740       19,380
      7         14,071          17,954         17,420       20,289      16,571       16,047       19,380
      8         14,775          19,552         19,254       21,703      18,024       17,734       20,007
      9         15,513          21,306         21,053       23,224      19,638       19,389       21,406
     10         16,289          23,209         23,309       25,298      21,389       21,389       23,315
     11         17,103          25,389         25,389       27,420      23,395       23,395       25,268
     12         17,959          27,782         27,782       29,728      25,599       25,599       27,391
     13         18,856          30,395         30,395       32,523      27,999       27,999       29,960
     14         19,799          33,264         33,264       35,261      30,640       30,640       32,479
     15         20,789          36,398         36,398       38,583      33,518       33,518       35,530
     16         21,829          39,845         39,845       41,838      36,690       36,690       38,525
     17         22,920          43,606         43,606       45,786      40,146       40,146       42,153
     18         24,066          47,724         47,724       50,111      43,908       43,908       46,103
     19         25,270          52,235         52,235       54,847      47,998       47,998       50,398
     20         26,533          57,208         57,208       60,069      52,440       52,440       55,062
     25         33,864          90,146         90,146       94,653      81,072       81,072       85,126
     35         55,160         223,848        223,848      226,086     195,316      195,316      197,269



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

36                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE



                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 65 MALE
                          INITIAL FACE AMOUNT: $19,380



     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)



                                      CURRENT CHARGES*                  GUARANTEED CHARGES**
               PREMIUMS      ----------------------------------   --------------------------------
  END OF     ACCUMULATED                     CASH                               CASH
  POLICY    AT 5% INTEREST     ACCOUNT     SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
   YEAR        PER YEAR         VALUE        VALUE     BENEFIT      VALUE       VALUE     BENEFIT
  -------   --------------   -----------   ---------   --------   ---------   ---------   --------
      1         10,500         10,279         9,298     19,380      10,092       9,115     19,380
      2         11,025         10,568         9,606     19,380      10,166       9,213     19,380
      3         11,576         10,865         9,925     19,380      10,221       9,292     19,380
      4         12,155         11,171        10,403     19,380      10,251       9,497     19,380
      5         12,763         11,487        10,743     19,380      10,254       9,526     19,380
      6         13,401         11,812        11,294     19,380      10,223       9,721     19,380
      7         14,071         12,148        11,657     19,380      10,151       9,675     19,380
      8         14,775         12,494        12,232     19,380      10,028       9,778     19,380
      9         15,513         12,851        12,619     19,380       9,841       9,617     19,380
     10         16,289         13,219        13,219     19,380       9,578       9,578     19,380
     11         17,103         13,667        13,667     19,380       9,263       9,263     19,380
     12         17,959         14,131        14,131     19,380       8,842       8,842     19,380
     13         18,856         14,611        14,611     19,380       8,294       8,294     19,380
     14         19,799         15,109        15,109     19,380       7,590       7,590     19,380
     15         20,789         15,625        15,625     19,380       6,694       6,694     19,380
     16         21,829         16,160        16,160     19,380       5,552       5,552     19,380
     17         22,920         16,715        16,715     19,380       4,091       4,091     19,380
     18         24,066         17,289        17,289     19,380       2,210       2,210     19,380
     19         25,270         17,884        17,884     19,380          --          --         --
     20         26,533         18,501        18,501     19,426          --          --         --
     25         33,864         21,935        21,935     23,033          --          --         --
     35         55,160         30,944        30,944     31,254          --          --         --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   37
--------------------------------------------------------------------------------


                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE



                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 65 MALE
                          INITIAL FACE AMOUNT: $19,380



    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)



                                     CURRENT CHARGES*                GUARANTEED CHARGES**
               PREMIUMS      --------------------------------   ------------------------------
  END OF     ACCUMULATED                    CASH                             CASH
  POLICY    AT 5% INTEREST    ACCOUNT     SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH
   YEAR        PER YEAR        VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  -------   --------------   ----------   --------   --------   --------   --------   --------
      1         10,500         9,694        8,726     19,380      9,504      8,540     19,380
      2         11,025         9,397        8,459     19,380      8,980      8,051     19,380
      3         11,576         9,108        8,199     19,380      8,424      7,527     19,380
      4         12,155         8,827        8,095     19,380      7,830      7,112     19,380
      5         12,763         8,554        7,847     19,380      7,190      6,500     19,380
      6         13,401         8,288        7,805     19,380      6,494      6,030     19,380
      7         14,071         8,030        7,569     19,380      5,731      5,288     19,380
      8         14,775         7,778        7,540     19,380      4,883      4,659     19,380
      9         15,513         7,534        7,315     19,380      3,931      3,721     19,380
     10         16,289         7,297        7,297     19,380      2,853      2,853     19,380
     11         17,103         7,101        7,101     19,380      1,634      1,634     19,380
     12         17,959         6,910        6,910     19,380        232        232     19,380
     13         18,856         6,723        6,723     19,380         --         --         --
     14         19,799         6,541        6,541     19,380         --         --         --
     15         20,789         6,363        6,363     19,380         --         --         --
     16         21,829         6,188        6,188     19,380         --         --         --
     17         22,920         6,018        6,018     19,380         --         --         --
     18         24,066         5,852        5,852     19,380         --         --         --
     19         25,270         5,689        5,689     19,380         --         --         --
     20         26,533         5,530        5,530     19,380         --         --         --
     25         33,864         4,789        4,789     19,380         --         --         --
     35         55,160         3,538        3,538     19,380         --         --         --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

38                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE



                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGES: 55 MALE\55 FEMALE
                          INITIAL FACE AMOUNT: $44,053
    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)



                                       CURRENT CHARGES*                     GUARANTEED CHARGES**
               PREMIUMS      -------------------------------------   -----------------------------------
  END OF     ACCUMULATED                       CASH                                  CASH
  POLICY    AT 5% INTEREST     ACCOUNT      SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
   YEAR        PER YEAR         VALUE         VALUE       BENEFIT      VALUE        VALUE       BENEFIT
  -------   --------------   ------------   ----------   ---------   ----------   ----------   ---------
      1         10,500          10,933          9,937       44,053      10,933        9,937       44,053
      2         11,025          11,950         10,961       44,053      11,950       10,961       44,053
      3         11,576          13,058         12,080       44,053      13,058       12,080       44,053
      4         12,155          14,266         13,452       44,053      14,266       13,452       44,053
      5         12,763          15,583         14,788       44,053      15,583       14,788       44,053
      6         13,401          17,019         16,449       44,053      17,019       16,449       44,053
      7         14,071          18,584         18,044       44,053      18,584       18,044       44,053
      8         14,775          20,291         19,989       44,053      20,290       19,988       44,053
      9         15,513          22,156         21,901       44,053      22,150       21,894       44,053
     10         16,289          24,197         24,197       44,053      24,179       24,179       44,053
     11         17,103          26,560         26,560       44,053      26,501       26,501       44,053
     12         17,959          29,158         29,158       44,053      29,052       29,052       44,053
     13         18,856          32,014         32,014       44,053      31,860       31,860       44,053
     14         19,799          35,152         35,152       44,053      34,958       34,958       44,053
     15         20,789          38,606         38,606       44,783      38,386       38,386       44,528
     16         21,829          42,407         42,407       48,769      42,165       42,165       48,490
     17         22,920          46,583         46,583       52,640      46,317       46,317       52,339
     18         24,066          51,173         51,173       56,803      50,881       50,881       56,478
     19         25,270          56,253         56,253       61,317      55,932       55,932       60,966
     20         26,533          61,825         61,825       67,390      61,463       61,463       66,995
     25         33,864          99,143         99,143      105,092      98,250       98,250      104,146
     35         55,160         254,947        254,947      267,695     243,379      243,379      255,549



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   39
--------------------------------------------------------------------------------


                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE



                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGES: 55 MALE\55 FEMALE
                          INITIAL FACE AMOUNT: $44,053
     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)



                                      CURRENT CHARGES*                  GUARANTEED CHARGES**
               PREMIUMS      ----------------------------------   --------------------------------
  END OF     ACCUMULATED                     CASH                               CASH
  POLICY    AT 5% INTEREST     ACCOUNT     SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
   YEAR        PER YEAR         VALUE        VALUE     BENEFIT      VALUE       VALUE     BENEFIT
  -------   --------------   -----------   ---------   --------   ---------   ---------   --------
      1         10,500         10,344         9,361     44,053      10,344       9,361     44,053
      2         11,025         10,694         9,730     44,053      10,694       9,730     44,053
      3         11,576         11,051        10,108     44,053      11,051      10,108     44,053
      4         12,155         11,413        10,641     44,053      11,413      10,641     44,053
      5         12,763         11,778        11,031     44,053      11,778      11,031     44,053
      6         13,401         12,155        11,634     44,053      12,146      11,625     44,053
      7         14,071         12,546        12,052     44,053      12,515      12,021     44,053
      8         14,775         12,949        12,685     44,053      12,881      12,617     44,053
      9         15,513         13,367        13,134     44,053      13,242      13,009     44,053
     10         16,289         13,800        13,800     44,053      13,594      13,594     44,053
     11         17,103         14,318        14,318     44,053      13,988      13,988     44,053
     12         17,959         14,858        14,858     44,053      14,368      14,368     44,053
     13         18,856         15,419        15,419     44,053      14,730      14,730     44,053
     14         19,799         16,002        16,002     44,053      15,069      15,069     44,053
     15         20,789         16,609        16,609     44,053      15,378      15,378     44,053
     16         21,829         17,239        17,239     44,053      15,649      15,649     44,053
     17         22,920         17,895        17,895     44,053      15,869      15,869     44,053
     18         24,066         18,577        18,577     44,053      16,023      16,023     44,053
     19         25,270         19,287        19,287     44,053      16,091      16,091     44,053
     20         26,533         20,024        20,024     44,053      16,051      16,051     44,053
     25         33,864         24,177        24,177     44,053      13,215      13,215     44,053
     35         55,160         35,364        35,364     44,053          --          --         --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

40                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE



                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGES: 55 MALE\55 FEMALE
                          INITIAL FACE AMOUNT: $44,053



    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)



                                     CURRENT CHARGES*                GUARANTEED CHARGES**
               PREMIUMS      --------------------------------   ------------------------------
  END OF     ACCUMULATED                    CASH                             CASH
  POLICY    AT 5% INTEREST    ACCOUNT     SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH
   YEAR        PER YEAR        VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  -------   --------------   ----------   --------   --------   --------   --------   --------
      1         10,500         9,755        8,785     44,053      9,755      8,785     44,053
      2         11,025         9,509        8,569     44,053      9,509      8,569     44,053
      3         11,576         9,260        8,348     44,053      9,260      8,348     44,053
      4         12,155         9,008        8,273     44,053      9,008      8,273     44,053
      5         12,763         8,761        8,051     44,053      8,751      8,042     44,053
      6         13,401         8,519        8,034     44,053      8,486      8,002     44,053
      7         14,071         8,283        7,821     44,053      8,212      7,750     44,053
      8         14,775         8,053        7,813     44,053      7,924      7,685     44,053
      9         15,513         7,829        7,609     44,053      7,619      7,400     44,053
     10         16,289         7,610        7,610     44,053      7,291      7,291     44,053
     11         17,103         7,433        7,433     44,053      6,964      6,964     44,053
     12         17,959         7,260        7,260     44,053      6,602      6,602     44,053
     13         18,856         7,090        7,090     44,053      6,199      6,199     44,053
     14         19,799         6,924        6,924     44,053      5,749      5,749     44,053
     15         20,789         6,760        6,760     44,053      5,242      5,242     44,053
     16         21,829         6,600        6,600     44,053      4,667      4,667     44,053
     17         22,920         6,443        6,443     44,053      4,007      4,007     44,053
     18         24,066         6,289        6,289     44,053      3,239      3,239     44,053
     19         25,270         6,138        6,138     44,053      2,337      2,337     44,053
     20         26,533         5,990        5,990     44,053      1,268      1,268     44,053
     25         33,864         5,291        5,219     44,053         --         --         --
     35         55,160         4,082        4,082     44,053         --         --         --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   41
--------------------------------------------------------------------------------


                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE



                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGES: 65 MALE\65 FEMALE
                          INITIAL FACE AMOUNT: $27,778



    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)



                                       CURRENT CHARGES*                     GUARANTEED CHARGES**
               PREMIUMS      -------------------------------------   -----------------------------------
  END OF     ACCUMULATED                       CASH                                  CASH
  POLICY    AT 5% INTEREST     ACCOUNT      SURRENDER      DEATH      ACCOUNT     SURRENDER      DEATH
   YEAR        PER YEAR         VALUE         VALUE       BENEFIT      VALUE        VALUE       BENEFIT
  -------   --------------   ------------   ----------   ---------   ----------   ----------   ---------
      1         10,500          10,928          9,932       27,778      10,928        9,932       27,778
      2         11,025          11,930         10,942       27,778      11,930       10,942       27,778
      3         11,576          13,014         12,037       27,778      13,013       12,036       27,778
      4         12,155          14,199         13,386       27,778      14,184       13,372       27,778
      5         12,763          15,495         14,071       27,778      15,453       14,660       27,778
      6         13,401          16,912         16,343       27,778      16,829       16,261       27,778
      7         14,071          18,461         17,923       27,778      18,325       17,788       27,778
      8         14,775          20,165         19,855       27,778      19,957       19,658       27,778
      9         15,513          22,009         21,754       27,778      21,745       21,491       27,778
     10         16,289          24,035         24,035       27,778      23,714       23,714       27,778
     11         17,103          26,384         26,384       28,495      26,006       26,006       28,087
     12         17,959          28,964         28,964       30,992      28,549       28,549       30,548
     13         18,856          31,800         31,800       34,027      31,331       31,331       33,525
     14         19,799          34,917         34,917       37,013      34,386       34,386       36,450
     15         20,789          38,343         38,343       40,644      37,726       37,726       39,991
     16         21,829          42,108         42,108       44,214      41,397       41,397       43,468
     17         22,920          46,246         46,246       48,559      45,407       45,407       47,678
     18         24,066          50,794         50,794       53,334      49,783       49,783       52,273
     19         25,270          55,825         55,825       58,617      54,550       54,550       57,278
     20         26,533          61,355         61,355       64,423      59,771       59,771       62,760
     25         33,864          98,388         98,388      103,308      93,315       93,315       97,981
     35         55,160         253,006        253,006      255,537     225,844      225,844      228,102



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

42                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------


                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE



                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGES: 65 MALE\65 FEMALE
                          INITIAL FACE AMOUNT: $27,778



     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)



                                      CURRENT CHARGES*                  GUARANTEED CHARGES**
               PREMIUMS      ----------------------------------   --------------------------------
  END OF     ACCUMULATED                     CASH                               CASH
  POLICY    AT 5% INTEREST     ACCOUNT     SURRENDER    DEATH      ACCOUNT    SURRENDER    DEATH
   YEAR        PER YEAR         VALUE        VALUE     BENEFIT      VALUE       VALUE     BENEFIT
  -------   --------------   -----------   ---------   --------   ---------   ---------   --------
      1         10,500         10,339         9,357     27,778      10,339       9,357     27,778
      2         11,025         10,675         9,712     27,778      10,675       9,712     27,778
      3         11,576         11,014        10,071     27,778      11,005      10,062     27,778
      4         12,155         11,365        10,594     27,778      11,325      10,556     27,778
      5         12,763         11,728        10,981     27,778      11,634      10,889     27,778
      6         13,401         12,103        11,582     27,778      11,926      11,407     27,778
      7         14,071         12,492        11,998     27,778      12,197      11,705     27,778
      8         14,775         12,894        12,629     27,778      12,437      12,175     27,778
      9         15,513         13,309        13,076     27,778      12,640      12,408     27,778
     10         16,289         13,740        13,740     27,778      12,793      12,793     27,778
     11         17,103         14,256        14,256     27,778      12,939      12,939     27,778
     12         17,959         14,793        14,793     27,778      13,016      13,016     27,778
     13         18,856         15,351        15,351     27,778      13,010      13,010     33,334
     14         19,799         15,932        15,932     27,778      12,906      12,906     27,778
     15         20,789         16,536        16,536     27,778      12,682      12,682     27,778
     16         21,829         17,164        17,164     27,778      12,308      12,308     27,778
     17         22,920         17,817        17,817     27,778      11,743      11,743     27,778
     18         24,066         18,496        18,496     27,778      10,931      10,931     27,778
     19         25,270         19,202        19,202     27,778       9,768       9,768     27,778
     20         26,533         19,936        19,936     27,778       8,247       8,247     27,778
     25         33,864         24,069        24,069     27,778          --          --         --
     35         55,160         35,205        35,205     35,558          --          --         --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   43
--------------------------------------------------------------------------------


                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE



                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGES: 65 MALE\65 FEMALE
                          INITIAL FACE AMOUNT: $27,778



    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)



                                     CURRENT CHARGES*                GUARANTEED CHARGES**
               PREMIUMS      --------------------------------   ------------------------------
  END OF     ACCUMULATED                    CASH                             CASH
  POLICY    AT 5% INTEREST    ACCOUNT     SURRENDER   DEATH     ACCOUNT    SURRENDER   DEATH
   YEAR        PER YEAR        VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
  -------   --------------   ----------   --------   --------   --------   --------   --------
      1         10,500         9,750        8,781     27,778      9,750      8,781     27,778
      2         11,025         9,489        8,549     27,778      9,489      8,549     27,778
      3         11,576         9,230        8,318     27,778      9,213      8,302     27,778
      4         12,155         8,977        8,242     27,778      8,918      8,184     27,778
      5         12,763         8,730        8,021     27,778      8,599      7,892     27,778
      6         13,401         8,489        8,004     27,778      8,251      7,768     27,778
      7         14,071         8,254        7,792     27,778      7,865      7,406     27,778
      8         14,775         8,025        7,785     27,778      7,430      7,193     27,778
      9         15,513         7,801        7,582     27,778      6,933      6,716     27,778
     10         16,289         7,583        7,583     27,778      6,359      6,359     27,778
     11         17,103         7,407        7,407     27,778      5,712      5,712     27,778
     12         17,959         7,234        7,234     27,778      4,946      4,946     27,778
     13         18,856         7,065        7,065     27,778      4,038      4,038     27,778
     14         19,799         6,899        6,899     27,778      2,959      2,959     27,778
     15         20,789         6,736        6,736     27,778      1,672      1,672     27,778
     16         21,829         6,576        6,576     27,778        125        125     27,778
     17         22,920         6,419        6,419     27,778         --         --         --
     18         24,066         6,266        6,266     27,778         --         --         --
     19         25,270         6,115        6,115     27,778         --         --         --
     20         26,533         5,968        5,968     27,778         --         --         --
     25         33,864         5,271        5,271     27,778         --         --         --
     35         55,160         4,066        4,066     27,778         --         --         --



   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.



    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

44
--------------------------------------------------------------------------------

 Separate Account Five

Hartford Life and Annuity Insurance Company
Statement of Assets & Liabilities (Unaudited)
March 31, 1998

                                                            MONEY
                             BOND FUND     STOCK FUND    MARKET FUND   ADVISERS FUND
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   -----------   -----------   -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares      3,575,408
    Cost      $ 3,630,304
    Market Value.........    $3,810,484        --            --            --
  Hartford Stock Fund,
   Inc.
    Shares      6,820,510
    Cost      $28,292,487
    Market Value.........       --         $38,854,120       --            --
  HVA Money Market Fund,
   Inc.
    Shares     10,533,630
    Cost      $10,533,630
    Market Value.........       --             --        $10,533,630       --
  Hartford Advisers Fund,
   Inc.
    Shares     17,494,045
    Cost      $37,969,770
    Market Value.........       --             --            --         $47,198,671
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares     10,388,605
    Cost      $39,515,463
    Market Value.........       --             --            --            --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares      1,568,407
    Cost      $ 1,678,299
    Market Value.........       --             --            --            --
  Hartford Index Fund,
   Inc.
    Shares      3,964,277
    Cost      $ 9,362,935
    Market Value.........       --             --            --            --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares     10,177,568
    Cost      $13,695,717
    Market Value.........       --             --            --            --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares     13,422,873
    Cost      $21,379,371
    Market Value.........       --             --            --            --
  Hartford International
   Advisers Fund, Inc.
    Shares      2,463,104
    Cost      $ 2,828,231
    Market Value.........       --             --            --            --
  Hartford Small Company
    Shares        971,116
    Cost      $ 1,178,871
    Market Value.........       --             --            --            --
  Hartford Mid Cap Fund
    Shares        158,288
    Cost       $  179,988
    Market Value.........       --             --            --            --
  Due from Hartford Life
   and Annuity Insurance
   Company...............             9        10,110        50,657            234
  Receivable from fund
   shares sold...........
                           -------------   -----------   -----------   -------------
  Total Assets...........     3,810,493    38,864,230    10,584,287     47,198,905
                           -------------   -----------   -----------   -------------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --             --            --            --
  Payable for fund shares
   purchased.............       --             10,003        50,594        --
                           -------------   -----------   -----------   -------------
  Total Liabilities......       --             10,003        50,594        --
                           -------------   -----------   -----------   -------------
  Net Assets (variable
   life contract
   liabilities)..........    $3,810,493    $38,854,227   $10,533,693    $47,198,905
                           -------------   -----------   -----------   -------------
                           -------------   -----------   -----------   -------------

   The accompanying notes are an integral part of these financial statements.

                                                                              45
--------------------------------------------------------------------------------

                                                                                                                   INTERNATIONAL
                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND     ADVISERS
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND        FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares      3,575,408
    Cost      $ 3,630,304
    Market Value.........       --                  --               --              --                 --             --
  Hartford Stock Fund,
   Inc.
    Shares      6,820,510
    Cost      $28,292,487
    Market Value.........       --                  --               --              --                 --             --
  HVA Money Market Fund,
   Inc.
    Shares     10,533,630
    Cost      $10,533,630
    Market Value.........       --                  --               --              --                 --             --
  Hartford Advisers Fund,
   Inc.
    Shares     17,494,045
    Cost      $37,969,770
    Market Value.........       --                  --               --              --                 --             --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares     10,388,605
    Cost      $39,515,463
    Market Value.........     $48,523,970           --               --              --                 --             --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares      1,568,407
    Cost      $ 1,678,299
    Market Value.........       --               $1,714,109          --              --                 --             --
  Hartford Index Fund,
   Inc.
    Shares      3,964,277
    Cost      $ 9,362,935
    Market Value.........       --                  --           $12,676,258         --                 --             --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares     10,177,568
    Cost      $13,695,717
    Market Value.........       --                  --               --            $13,962,453          --             --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares     13,422,873
    Cost      $21,379,371
    Market Value.........       --                  --               --              --              $28,240,061       --
  Hartford International
   Advisers Fund, Inc.
    Shares      2,463,104
    Cost      $ 2,828,231
    Market Value.........       --                  --               --              --                 --          $2,742,999
  Hartford Small Company
    Shares        971,116
    Cost      $ 1,178,871
    Market Value.........       --                  --               --              --                 --             --
  Hartford Mid Cap Fund
    Shares        158,288
    Cost       $  179,988
    Market Value.........       --                  --               --              --                 --             --
  Due from Hartford Life
   and Annuity Insurance
   Company...............          9,290                  7              93                31               171        --
  Receivable from fund
   shares sold...........
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  Total Assets...........     48,533,260          1,714,116      12,676,351        13,962,484        28,240,232      2,742,999
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............       --                  --               --              --                 --                  16
  Payable for fund shares
   purchased.............         10,003            --               --              --                 --             --
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  Total Liabilities......         10,003            --               --              --                 --                  16
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........     $48,523,257        $1,714,116      $12,676,351       $13,962,484       $28,240,232    $2,742,983
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
                           -----------------   ---------------   -----------   ------------------   ------------   ------------

                              SMALL
                             COMPANY         MIDCAP
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares      3,575,408
    Cost      $ 3,630,304
    Market Value.........      --             --
  Hartford Stock Fund,
   Inc.
    Shares      6,820,510
    Cost      $28,292,487
    Market Value.........      --             --
  HVA Money Market Fund,
   Inc.
    Shares     10,533,630
    Cost      $10,533,630
    Market Value.........      --             --
  Hartford Advisers Fund,
   Inc.
    Shares     17,494,045
    Cost      $37,969,770
    Market Value.........      --             --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares     10,388,605
    Cost      $39,515,463
    Market Value.........      --             --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares      1,568,407
    Cost      $ 1,678,299
    Market Value.........      --             --
  Hartford Index Fund,
   Inc.
    Shares      3,964,277
    Cost      $ 9,362,935
    Market Value.........      --             --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares     10,177,568
    Cost      $13,695,717
    Market Value.........      --             --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares     13,422,873
    Cost      $21,379,371
    Market Value.........      --             --
  Hartford International
   Advisers Fund, Inc.
    Shares      2,463,104
    Cost      $ 2,828,231
    Market Value.........      --             --
  Hartford Small Company
    Shares        971,116
    Cost      $ 1,178,871
    Market Value.........   $1,291,451        --
  Hartford Mid Cap Fund
    Shares        158,288
    Cost       $  179,988
    Market Value.........      --          $  203,704
  Due from Hartford Life
   and Annuity Insurance
   Company...............      --             --
  Receivable from fund
   shares sold...........
                           ------------   ------------
  Total Assets...........    1,291,451        203,704
                           ------------   ------------
LIABILITIES:
  Due to Hartford Life
   and Annuity Insurance
   Company...............           19        --
  Payable for fund shares
   purchased.............      --             --
                           ------------   ------------
  Total Liabilities......           19        --
                           ------------   ------------
  Net Assets (variable
   life contract
   liabilities)..........   $1,291,432     $  203,704
                           ------------   ------------
                           ------------   ------------

46
--------------------------------------------------------------------------------

 SEPARATE ACCOUNT FIVE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE THREE MONTHS ENDED MARCH 31, 1998

                                                            MONEY
                             BOND FUND     STOCK FUND    MARKET FUND   ADVISERS FUND
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   -----------   -----------   -------------
INVESTMENT INCOME:
Dividends................    $    9,181    $    11,012   $  144,609     $   23,670
                           -------------   -----------   -----------   -------------
    Net investment income
     (loss)..............         9,181         11,012      144,609         23,670
                           -------------   -----------   -----------   -------------
CAPITAL GAINS INCOME.....       --           1,195,486           77      1,465,098
                           -------------   -----------   -----------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          (167)           887       --              2,628
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        51,712      3,780,034       --          2,882,526
                           -------------   -----------   -----------   -------------
    Net gain (losses) on
     investments.........        51,545      3,780,921       --          2,885,154
                           -------------   -----------   -----------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations:....    $   60,726    $ 4,987,419   $  144,686     $4,373,922
                           -------------   -----------   -----------   -------------
                           -------------   -----------   -----------   -------------

   The accompanying notes are an integral part of these financial statements.

                                                                              47
--------------------------------------------------------------------------------

                                                                                                                   INTERNATIONAL
                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND     ADVISERS
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND        FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
INVESTMENT INCOME:
Dividends................     $    8,629         $   11,386      $     9,208       $    7,410        $   46,599     $  285,452
                           -----------------        -------      -----------   ------------------   ------------   ------------
    Net investment income
     (loss)..............          8,629             11,386            9,208            7,410            46,599        285,452
                           -----------------        -------      -----------   ------------------   ------------   ------------
CAPITAL GAINS INCOME.....      2,761,262            --               272,547          823,226           871,742         67,948
                           -----------------        -------      -----------   ------------------   ------------   ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          4,366                413            1,011            1,589                37            264
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      2,605,754             13,975        1,229,174          759,429         1,942,090       (121,435)
                           -----------------        -------      -----------   ------------------   ------------   ------------
    Net gain (losses) on
     investments.........      2,610,120             14,388        1,230,185          761,018         1,942,127       (121,171)
                           -----------------        -------      -----------   ------------------   ------------   ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations:....     $5,380,011         $   25,774      $ 1,511,940       $1,591,654        $2,860,468     $  232,229
                           -----------------        -------      -----------   ------------------   ------------   ------------
                           -----------------        -------      -----------   ------------------   ------------   ------------

                              SMALL
                             COMPANY         MIDCAP
                               FUND           FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   ------------
INVESTMENT INCOME:
Dividends................   $  --          $        4
                           ------------   ------------
    Net investment income
     (loss)..............      --                   4
                           ------------   ------------
CAPITAL GAINS INCOME.....       17,778        --
                           ------------   ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          433             10
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      119,601         20,735
                           ------------   ------------
    Net gain (losses) on
     investments.........      120,034         20,745
                           ------------   ------------
    Net increase
     (decrease) in net
     assets resulting
     from operations:....   $  137,812     $   20,749
                           ------------   ------------
                           ------------   ------------

48
--------------------------------------------------------------------------------

 Separate Account Five
Hartford Life and Annuity Insurance Company
Statement of Changes in Net Assets (Unaudited)
For the Three Months Ended March 31, 1998

                                                            MONEY
                             BOND FUND     STOCK FUND    MARKET FUND   ADVISERS FUND
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   -----------   -----------   -------------
OPERATIONS:
  Net investment income
   (loss)................    $    9,181    $   11,012    $  144,609     $   23,670
  Capital gains income...       --          1,195,486            77      1,465,098
  Net realized gain
   (loss) on security
   transactions..........          (167)          887        --              2,628
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        51,712     3,780,034        --          2,882,526
                           -------------   -----------   -----------   -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        60,726     4,987,419       144,686      4,373,922
                           -------------   -----------   -----------   -------------
UNIT TRANSACTIONS:
  Purchases..............           606        --        11,379,457        --
  Net transfers..........       516,404     2,034,072    (11,491,348)    2,591,027
  Surrenders.............       (14,533)     (301,554)      (42,632)      (475,829)
  Loan withdrawals.......         1,266         1,973      (440,280)         5,622
  Cost of insurance......        (6,081)      (52,638)      (24,034)       (69,467)
                           -------------   -----------   -----------   -------------
  Total increase
   (decrease) in net
   assets resulting from
   unit transactions.....       497,662     1,681,853      (618,837)     2,051,353
                           -------------   -----------   -----------   -------------
  Total increase
   (decrease) in net
   assets................       558,388     6,669,272      (474,151)     6,425,275
NET ASSETS:
  Beginning of period....     3,252,105    32,184,955    11,007,844     40,773,630
                           -------------   -----------   -----------   -------------
  End of period..........    $3,810,493    $38,854,227   $10,533,693    $47,198,905
                           -------------   -----------   -----------   -------------
                           -------------   -----------   -----------   -------------

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                            MONEY
                             BOND FUND     STOCK FUND    MARKET FUND   ADVISERS FUND
                            SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                            ----------     ----------    -----------   ------------
OPERATIONS:
  Net investment income
   (loss)................    $  156,755    $  274,037    $  632,382     $  789,490
  Capital gains income...       --            904,272        --          1,045,984
  Net realized gain
   (loss) on security
   transactions..........           894        12,939        --              3,344
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       118,897     4,902,064        --          4,613,047
                           -------------   -----------   -----------   -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       276,546     6,093,312       632,382      6,451,865
                           -------------   -----------   -----------   -------------
UNIT TRANSACTIONS:
  Purchases..............            16        50,244    63,908,110        243,545
  Net transfers..........     1,318,984    12,296,285    (62,169,665)   13,868,301
  Surrenders.............       (43,171)   (1,275,425)     (393,227)    (1,057,654)
  Loan withdrawals.......       (15,758)      (97,878)   (2,491,658)       (64,323)
  Cost of insurance......       (16,113)     (151,064)     (109,762)      (204,969)
                           -------------   -----------   -----------   -------------
  Total increase
   (decrease) in net
   assets resulting from
   unit transactions.....     1,243,958    10,822,162    (1,256,202)    12,784,900
                           -------------   -----------   -----------   -------------
  Total increase
   (decrease) in net
   assets................     1,520,504    16,915,474      (623,820)    19,236,765
NET ASSETS:
  Beginning of period....     1,731,601    15,269,481    11,631,664     21,536,865
                           -------------   -----------   -----------   -------------
  End of period..........    $3,252,105    $32,184,955   $11,007,844    $40,773,630
                           -------------   -----------   -----------   -------------
                           -------------   -----------   -----------   -------------

   The accompanying notes are an integral part of these financial statements.

                                                                              49
--------------------------------------------------------------------------------

                                                                                                                   INTERNATIONAL
                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND     ADVISERS
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND        FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
OPERATIONS:
  Net investment income
   (loss)................     $    8,629         $   11,386      $    9,208        $    7,410        $   46,599     $  285,452
  Capital gains income...      2,761,262            --              272,547           823,226           871,742         67,948
  Net realized gain
   (loss) on security
   transactions..........          4,366                413           1,011             1,589                37            264
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      2,605,754             13,975       1,229,174           759,429         1,942,090       (121,435)
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      5,380,011             25,774       1,511,940         1,591,654         2,860,468        232,229
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
UNIT TRANSACTIONS:
  Purchases..............       --                  --               --              --                 --             --
  Net transfers..........      2,451,916             62,075         720,365           541,629         2,207,193         80,774
  Surrenders.............       (379,593)            (6,675)       (213,381)         (147,758)         (134,303)       (28,976)
  Loan withdrawals.......        (27,573)            (5,417)           (700)          (12,981)          (29,922)          (171)
  Cost of insurance......        (66,947)            (2,903)        (18,607)          (19,954)          (39,328)        (4,354)
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  Total increase
   (decrease) in net
   assets resulting from
   unit transactions.....      1,977,803             47,080         487,677           360,936         2,003,640         47,273
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  Total increase
   (decrease) in net
   assets................      7,357,814             72,854       1,999,617         1,952,590         4,864,108        279,502
NET ASSETS:
  Beginning of period....     41,165,443          1,641,262      10,676,734        12,009,894        23,376,124      2,463,481
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  End of period..........     $48,523,257        $1,714,116      $12,676,351       $13,962,484       $28,240,232    $2,742,983
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
                           -----------------   ---------------   -----------   ------------------   ------------   ------------

                                                                                                                   INTERNATIONAL
                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND     ADVISERS
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND        FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT    SUB-ACCOUNT
                           ----------------     -------------    ----------    -----------------    -----------    ------------
OPERATIONS:
  Net investment income
   (loss)................     $  190,756         $   79,693      $  116,095        $  108,028        $  324,234     $   72,657
  Capital gains income...      1,971,454            --              474,812           587,257           328,863          4,846
  Net realized gain
   (loss) on security
   transactions..........          4,174                141          (3,017)           (1,502)           (3,678)           691
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      4,126,792             18,347       1,522,964          (918,735)        3,808,104          9,052
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............      6,293,176             98,181       2,110,854          (224,952)        4,457,523         87,246
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
UNIT TRANSACTIONS:
  Purchases..............        103,255            --                   27            40,040               156            136
  Net transfers..........     12,570,924            882,849       3,834,337         6,039,925         9,250,118      1,063,784
  Surrenders.............     (1,417,215)           (17,802)       (430,212)         (433,918)         (388,933)       (57,314)
  Loan withdrawals.......        (35,024)             4,385         (42,196)          (14,211)         (126,702)       (23,857)
  Cost of insurance......       (204,886)            (7,440)        (51,934)          (63,263)         (107,665)       (13,409)
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  Total increase
   (decrease) in net
   assets resulting from
   unit transactions.....     11,017,054            861,992       3,310,022         5,568,573         8,626,974        969,340
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  Total increase
   (decrease) in net
   assets................     17,310,230            960,173       5,420,876         5,343,621        13,084,497      1,056,586
NET ASSETS:
  Beginning of period....     23,855,213            681,089       5,255,858         6,666,273        10,291,627      1,406,895
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
  End of period..........     $41,165,443        $1,641,262      $10,676,734       $12,009,894       $23,376,124    $2,463,481
                           -----------------   ---------------   -----------   ------------------   ------------   ------------
                           -----------------   ---------------   -----------   ------------------   ------------   ------------


                           SMALL COMPANY      MIDCAP
                               FUND            FUND
                            SUB-ACCOUNT    SUB-ACCOUNT
                           -------------   ------------
OPERATIONS:
  Net investment income
   (loss)................    $  --          $        4
  Capital gains income...        17,778        --
  Net realized gain
   (loss) on security
   transactions..........           433             10
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       119,601         20,735
                           -------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       137,812         20,749
                           -------------   ------------
UNIT TRANSACTIONS:
  Purchases..............       --             --
  Net transfers..........       193,710         92,162
  Surrenders.............        (4,467)          (567)
  Loan withdrawals.......       (22,959)       --
  Cost of insurance......        (1,957)          (337)
                           -------------   ------------
  Total increase
   (decrease) in net
   assets resulting from
   unit transactions.....       164,327         91,258
                           -------------   ------------
  Total increase
   (decrease) in net
   assets................       302,139        112,007
NET ASSETS:
  Beginning of period....       989,293         91,697
                           -------------   ------------
  End of period..........    $1,291,432     $  203,704
                           -------------   ------------
                           -------------   ------------

                           SMALL COMPANY      MIDCAP
                               FUND            FUND
                            SUB-ACCOUNT    SUB-ACCOUNT
                           -------------    ----------
OPERATIONS:
  Net investment income
   (loss)................    $      449     $       82
  Capital gains income...        44,954        --
  Net realized gain
   (loss) on security
   transactions..........          (415)            (2)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        (7,085)         2,981
                           -------------   ------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............        37,903          3,061
                           -------------   ------------
UNIT TRANSACTIONS:
  Purchases..............       --               1,000
  Net transfers..........       956,329         87,826
  Surrenders.............       (12,652)          (110)
  Loan withdrawals.......        (1,427)       --
  Cost of insurance......        (2,262)           (80)
                           -------------   ------------
  Total increase
   (decrease) in net
   assets resulting from
   unit transactions.....       939,988         88,636
                           -------------   ------------
  Total increase
   (decrease) in net
   assets................       977,891         91,697
NET ASSETS:
  Beginning of period....        11,402        --
                           -------------   ------------
  End of period..........    $  989,293     $   91,697
                           -------------   ------------
                           -------------   ------------

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                                                                              51
--------------------------------------------------------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To ITT Hartford Life and Annuity Insurance Company
Separate Account Five and to the
Owners of Units of Interest Therein:

We have audited the accompanying statement of assets and liabilities of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, International Advisers Fund Sub-Account, Small Company Fund Sub-Account and MidCap Fund Sub-Account (constituting ITT Hartford Life and Annuity Insurance Company Separate Account
Five) (the Accounts) as of December 31, 1997, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended (except for the MidCap Fund Sub-Account which reflects the period from inception, July 15, 1997, to December 31, 1997 and the Small Company Fund Sub-Account which reflects the year ended December 31, 1997 and the period from inception, August 9, 1996, to December 31,
1996). These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Bond Fund Sub-Account, Stock Fund Sub-Account, Money Market Fund Sub-Account, Advisers Fund Sub-Account, Capital Appreciation Fund Sub-Account, Mortgage Securities Fund Sub-Account, Index Fund Sub-Account, International Opportunities Fund Sub-Account, Dividend and Growth Fund Sub-Account, International Advisers Fund Sub-Account, Small Company Fund Sub-Account and MidCap Fund Sub-Account (constituting ITT Hartford Life and Annuity Insurance Company Separate Account
Five) as of December 31, 1997, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended (except for the MidCap Fund Sub-Account which reflects the period from inception, July 15, 1997, to December 31, 1997 and the Small Company Fund Sub-Account which reflects the year ended December 31, 1997 and the period from inception, August 9, 1996, to December 31, 1996) in conformity with generally accepted accounting principles.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
February 16, 1998

52
--------------------------------------------------------------------------------

SEPARATE ACCOUNT FIVE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                                         MONEY
                            BOND FUND    STOCK FUND   MARKET FUND  ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT
                           -----------   -----------  -----------  -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares      3,097,966
    Cost      $ 3,123,634
    Market Value.........  $3,252,102        --           --            --
  Hartford Stock Fund,
   Inc.
    Shares      6,282,012
    Cost      $25,403,204
    Market Value.........      --        $32,184,802      --            --
  HVA Money Market Fund,
   Inc.
    Shares     11,007,872
    Cost      $11,007,872
    Market Value.........      --            --       $11,007,872       --
  Hartford Advisers Fund,
   Inc.
    Shares     16,136,729
    Cost      $34,427,039
    Market Value.........      --            --           --        $40,773,414
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares      9,335,313
    Cost      $34,763,335
    Market Value.........      --            --           --            --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares      1,514,384
    Cost      $ 1,619,425
    Market Value.........      --            --           --            --
  Hartford Index Fund,
   Inc.
    Shares      3,710,121
    Cost      $ 8,592,499
    Market Value.........      --            --           --            --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares      9,277,915
    Cost      $12,502,555
    Market Value.........      --            --           --            --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares     11,973,364
    Cost      $18,457,333
    Market Value.........      --            --           --            --
  Hartford International
   Advisers Fund, Inc.
    Shares      2,096,953
    Cost      $ 2,427,278
    Market Value.........      --            --           --            --
  Hartford Small Company,
   Inc.
    Shares        822,909
    Cost       $  996,331
    Market Value.........      --            --           --            --
  Hartford MidCap Fund,
   Inc.
    Shares         80,641
    Cost       $   88,716
    Market Value.........      --            --           --            --
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....      23,003           152       --             23,216
  Receivable from fund
   shares sold...........      --                 1       45,952        --
                           -----------   -----------  -----------  -------------
  Total Assets...........   3,275,105    32,184,955   11,053,824     40,796,630
                           -----------   -----------  -----------  -------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....      --            --           45,980        --
  Payable for fund shares
   purchased.............      23,000        --           --             23,000
                           -----------   -----------  -----------  -------------
  Total Liabilities......      23,000        --           45,980         23,000
                           -----------   -----------  -----------  -------------
  Net Assets (variable
   life contract
   liabilities)..........  $3,252,105    $32,184,955  $11,007,844   $40,773,630
                           -----------   -----------  -----------  -------------
                           -----------   -----------  -----------  -------------

  Units Owned by
   Participants..........   2,382,821    14,843,994    9,409,604     22,025,977
  Unit Values............  $ 1.364813    $ 2.168214   $ 1.169852    $  1.851161

   The accompanying notes are an integral part of these financial statements.

                                                                              53
--------------------------------------------------------------------------------

                                CAPITAL           MORTGAGE                      INTERNATIONAL      DIVIDEND AND   INTERNATIONAL
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND   OPPORTUNITIES FUND   GROWTH FUND    ADVISERS FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares      3,097,966
    Cost      $ 3,123,634
    Market Value.........        --                 --               --             --                 --             --
  Hartford Stock Fund,
   Inc.
    Shares      6,282,012
    Cost      $25,403,204
    Market Value.........        --                 --               --             --                 --             --
  HVA Money Market Fund,
   Inc.
    Shares     11,007,872
    Cost      $11,007,872
    Market Value.........        --                 --               --             --                 --             --
  Hartford Advisers Fund,
   Inc.
    Shares     16,136,729
    Cost      $34,427,039
    Market Value.........        --                 --               --             --                 --             --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares      9,335,313
    Cost      $34,763,335
    Market Value.........     $41,166,087           --               --             --                 --             --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares      1,514,384
    Cost      $ 1,619,425
    Market Value.........        --              $1,641,260          --             --                 --             --
  Hartford Index Fund,
   Inc.
    Shares      3,710,121
    Cost      $ 8,592,499
    Market Value.........        --                 --           $10,676,648        --                 --             --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares      9,277,915
    Cost      $12,502,555
    Market Value.........        --                 --               --          $12,009,862           --             --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares     11,973,364
    Cost      $18,457,333
    Market Value.........        --                 --               --             --             $23,375,933        --
  Hartford International
   Advisers Fund, Inc.
    Shares      2,096,953
    Cost      $ 2,427,278
    Market Value.........        --                 --               --             --                 --          $2,463,481
  Hartford Small Company,
   Inc.
    Shares        822,909
    Cost       $  996,331
    Market Value.........        --                 --               --             --                 --             --
  Hartford MidCap Fund,
   Inc.
    Shares         80,641
    Cost       $   88,716
    Market Value.........        --                 --               --             --                 --             --
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....        --                       2              86           10,032           --             --
  Receivable from fund
   shares sold...........               4           --               --             --                  10,000        --
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
  Total Assets...........      41,166,091         1,641,262      10,676,734       12,019,894        23,385,933      2,463,481
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....             648           --               --             --                   9,809        --
  Payable for fund shares
   purchased.............        --                 --               --               10,000           --             --
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
  Total Liabilities......             648           --               --               10,000             9,809        --
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
  Net Assets (variable
   life contract
   liabilities)..........     $41,165,443        $1,641,262      $10,676,734     $12,009,894       $23,376,124     $2,463,481
                           -----------------   ---------------   -----------  ------------------   ------------   -------------
                           -----------------   ---------------   -----------  ------------------   ------------   -------------

  Units Owned by
   Participants..........      21,477,473         1,232,805       4,848,574        9,132,125        10,632,862      1,802,863
  Unit Values............     $  1.916680        $ 1.331324      $ 2.202036      $  1.315126       $  2.198479     $ 1.366427

                              SMALL         MIDCAP
                           COMPANY FUND      FUND
                           SUB-ACCOUNT    SUB-ACCOUNT
                           ------------   -----------
ASSETS:
Investments:
  Hartford Bond Fund,
   Inc.
    Shares      3,097,966
    Cost      $ 3,123,634
    Market Value.........      --             --
  Hartford Stock Fund,
   Inc.
    Shares      6,282,012
    Cost      $25,403,204
    Market Value.........      --             --
  HVA Money Market Fund,
   Inc.
    Shares     11,007,872
    Cost      $11,007,872
    Market Value.........      --             --
  Hartford Advisers Fund,
   Inc.
    Shares     16,136,729
    Cost      $34,427,039
    Market Value.........      --             --
  Hartford Capital
   Appreciation Fund,
   Inc.
    Shares      9,335,313
    Cost      $34,763,335
    Market Value.........      --             --
  Hartford Mortgage
   Securities Fund, Inc.
    Shares      1,514,384
    Cost      $ 1,619,425
    Market Value.........      --             --
  Hartford Index Fund,
   Inc.
    Shares      3,710,121
    Cost      $ 8,592,499
    Market Value.........      --             --
  Hartford International
   Opportunities Fund,
   Inc.
    Shares      9,277,915
    Cost      $12,502,555
    Market Value.........      --             --
  Hartford Dividend and
   Growth Fund, Inc.
    Shares     11,973,364
    Cost      $18,457,333
    Market Value.........      --             --
  Hartford International
   Advisers Fund, Inc.
    Shares      2,096,953
    Cost      $ 2,427,278
    Market Value.........      --             --
  Hartford Small Company,
   Inc.
    Shares        822,909
    Cost       $  996,331
    Market Value.........   $ 989,310         --
  Hartford MidCap Fund,
   Inc.
    Shares         80,641
    Cost       $   88,716
    Market Value.........      --          $  91,697
  Due from ITT Hartford
   Life and Annuity
   Insurance Company.....      --             --
  Receivable from fund
   shares sold...........      --             --
                           ------------   -----------
  Total Assets...........     989,310         91,697
                           ------------   -----------
LIABILITIES:
  Due to ITT Hartford
   Life and Annuity
   Insurance Company.....          17         --
  Payable for fund shares
   purchased.............      --             --
                           ------------   -----------
  Total Liabilities......          17         --
                           ------------   -----------
  Net Assets (variable
   life contract
   liabilities)..........   $ 989,293      $  91,697
                           ------------   -----------
                           ------------   -----------
  Units Owned by
   Participants..........     849,968         88,219
  Unit Values............   $1.163918      $1.039425

54
--------------------------------------------------------------------------------

SEPARATE ACCOUNT FIVE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                          MONEY
                            BOND FUND    STOCK FUND    MARKET FUND   ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT
                           -----------   -----------   -----------   -------------
INVESTMENT INCOME:
  Dividends..............   $156,755     $   274,037    $632,382      $  789,490
EXPENSES:
  Mortality and expense
   undertakings..........     --             --           --             --
                           -----------   -----------   -----------   -------------
    Net investment
     income..............    156,755         274,037     632,382         789,490
                           -----------   -----------   -----------   -------------
CAPITAL GAINS INCOME.....     --             904,272      --           1,045,984
                           -----------   -----------   -----------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........        894          12,939      --               3,344
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................    118,897       4,902,064      --           4,613,047
                           -----------   -----------   -----------   -------------
    Net gain (loss) on
     investments.........    119,791       4,915,003      --           4,616,391
                           -----------   -----------   -----------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....   $276,546     $ 6,093,312    $632,382      $6,451,865
                           -----------   -----------   -----------   -------------
                           -----------   -----------   -----------   -------------

* From inception, July 15, 1997 to December 31, 1997.

   The accompanying notes are an integral part of these financial statements.

                                                                              55
--------------------------------------------------------------------------------

                                CAPITAL           MORTGAGE                       INTERNATIONAL      DIVIDEND AND   INTERNATIONAL
                           APPRECIATION FUND   SECURITIES FUND   INDEX FUND    OPPORTUNITIES FUND   GROWTH FUND    ADVISERS FUND
                              SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                           -----------------   ---------------   -----------   ------------------   ------------   -------------
INVESTMENT INCOME:
  Dividends..............     $  190,756           $79,693       $   116,095       $ 108,028         $  324,234       $72,657
EXPENSES:
  Mortality and expense
   undertakings..........       --                 --                --             --                  --             --
                           -----------------       -------       -----------      ----------        ------------   -------------
    Net investment
     income..............        190,756            79,693           116,095         108,028            324,234        72,657
                           -----------------       -------       -----------      ----------        ------------   -------------
CAPITAL GAINS INCOME.....      1,971,454           --                474,812         587,257            328,863         4,846
                           -----------------       -------       -----------      ----------        ------------   -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........          4,174               141            (3,017)         (1,502)            (3,678)          691
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................      4,126,792            18,347         1,522,964        (918,735)         3,808,104         9,052
                           -----------------       -------       -----------      ----------        ------------   -------------
    Net gain (loss) on
     investments.........      4,130,966            18,488         1,519,947        (920,237)         3,804,426         9,743
                           -----------------       -------       -----------      ----------        ------------   -------------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....     $6,293,176           $98,181       $ 2,110,854       $(224,952)        $4,457,523       $87,246
                           -----------------       -------       -----------      ----------        ------------   -------------
                           -----------------       -------       -----------      ----------        ------------   -------------

                              SMALL          MIDCAP
                           COMPANY FUND       FUND
                           SUB-ACCOUNT    SUB-ACCOUNT*
                           ------------   ------------
INVESTMENT INCOME:
  Dividends..............    $   449         $   82
EXPENSES:
  Mortality and expense
   undertakings..........     --             --
                           ------------      ------
    Net investment
     income..............        449             82
                           ------------      ------
CAPITAL GAINS INCOME.....     44,954         --
                           ------------      ------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain
   (loss) on security
   transactions..........       (415)            (2)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     (7,085)         2,981
                           ------------      ------
    Net gain (loss) on
     investments.........     (7,500)         2,979
                           ------------      ------
    Net increase
     (decrease) in net
     assets resulting
     from operations.....    $37,903         $3,061
                           ------------      ------
                           ------------      ------

56
--------------------------------------------------------------------------------

SEPARATE ACCOUNT FIVE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                            MONEY
                            BOND FUND     STOCK FUND     MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   ------------   -------------   -------------
OPERATIONS:
  Net investment
   income................  $  156,755    $   274,037    $    632,382     $   789,490
  Capital gains income...      --            904,272         --            1,045,984
  Net realized gain
   (loss) on security
   transactions..........         894         12,939         --                3,344
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................     118,897      4,902,064         --            4,613,047
                           -----------   ------------   -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     276,546      6,093,312         632,382       6,451,865
                           -----------   ------------   -------------   -------------
UNIT TRANSACTIONS:
  Purchases..............          16         50,244      63,908,110         243,545
  Net transfers..........   1,318,984     12,296,285     (62,169,665)     13,868,301
  Surrenders.............     (43,171)    (1,275,425)       (393,227)     (1,057,654)
  Net loan activity......     (15,758)       (97,878)     (2,491,658)        (64,323)
  Cost of insurance......     (16,113)      (151,064)       (109,762)       (204,969)
                           -----------   ------------   -------------   -------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........   1,243,958     10,822,162      (1,256,202)     12,784,900
                           -----------   ------------   -------------   -------------
  Total increase
   (decrease) in net
   assets................   1,520,504     16,915,474        (623,820)     19,236,765
NET ASSETS:
  Beginning of period....   1,731,601     15,269,481      11,631,664      21,536,865
                           -----------   ------------   -------------   -------------
  End of period..........  $3,252,105    $32,184,955    $ 11,007,844     $40,773,630
                           -----------   ------------   -------------   -------------
                           -----------   ------------   -------------   -------------
* From inception, July 15, 1997 to December 31, 1997.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                            MONEY
                            BOND FUND     STOCK FUND     MARKET FUND    ADVISERS FUND
                           SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                           -----------   ------------   -------------   -------------
OPERATIONS:
  Net investment
   income................  $   61,277    $   140,710    $    404,912     $   357,873
  Capital gains income...      --            185,013         --              116,357
  Net realized (loss)
   gain on security
   transactions..........        (451)           524         --                  415
  Net unrealized
   appreciation of
   investments during the
   period................       2,527      1,657,996         --            1,542,513
                           -----------   ------------   -------------   -------------
  Net increase in net
   assets resulting from
   operations............      63,353      1,984,243         404,912       2,017,158
                           -----------   ------------   -------------   -------------
UNIT TRANSACTIONS:
  Purchases..............      --                 29      68,474,293          17,409
  Net transfers..........   1,407,699      9,799,913     (59,831,330)     15,943,206
  Surrenders.............     (40,106)      (233,750)       (203,050)       (281,648)
  Net loan activity......      --            (71,384)     (1,787,588)        (82,526)
  Cost of insurance......      (5,636)       (53,381)        (82,442)        (79,595)
                           -----------   ------------   -------------   -------------
  Net increase in net
   assets resulting from
   unit transactions.....   1,361,957      9,441,427       6,569,883      15,516,846
                           -----------   ------------   -------------   -------------
  Total increase in net
   assets................   1,425,310     11,425,670       6,974,795      17,534,004
NET ASSETS:
  Beginning of period....     306,291      3,843,811       4,656,869       4,002,861
                           -----------   ------------   -------------   -------------
  End of period..........  $1,731,601    $15,269,481    $ 11,631,664     $21,536,865
                           -----------   ------------   -------------   -------------
                           -----------   ------------   -------------   -------------
** From inception, August 9, 1996 to December 31, 1996.

   The accompanying notes are an integral part of these financial statements.

                                                                              57
--------------------------------------------------------------------------------

                                CAPITAL            MORTGAGE                            INTERNATIONAL         DIVIDEND AND
                           APPRECIATION FUND    SECURITIES FUND      INDEX FUND      OPPORTUNITIES FUND      GROWTH FUND
                              SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                           -----------------   -----------------   ---------------   ------------------   ------------------
OPERATIONS:
  Net investment
   income................     $   190,756         $   79,693         $   116,095        $   108,028          $   324,234
  Capital gains income...       1,971,454           --                   474,812            587,257              328,863
  Net realized gain
   (loss) on security
   transactions..........           4,174                141              (3,017)            (1,502)              (3,678)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................       4,126,792             18,347           1,522,964           (918,735)           3,808,104
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       6,293,176             98,181           2,110,854           (224,952)           4,457,523
                           -----------------   -----------------   ---------------   ------------------   ------------------
UNIT TRANSACTIONS:
  Purchases..............         103,255           --                        27             40,040                  156
  Net transfers..........      12,570,924            882,849           3,834,337          6,039,925            9,250,118
  Surrenders.............      (1,417,215)           (17,802)           (430,212)          (433,918)            (388,933)
  Net loan activity......         (35,024)             4,385             (42,196)           (14,211)            (126,702)
  Cost of insurance......        (204,886)            (7,440)            (51,934)           (63,263)            (107,665)
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      11,017,054            861,992           3,310,022          5,568,573            8,626,974
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Total increase
   (decrease) in net
   assets................      17,310,230            960,173           5,420,876          5,343,621           13,084,497
NET ASSETS:
  Beginning of period....      23,855,213            681,089           5,255,858          6,666,273           10,291,627
                           -----------------   -----------------   ---------------   ------------------   ------------------
  End of period..........     $41,165,443         $1,641,262         $10,676,734        $12,009,894          $23,376,124
                           -----------------   -----------------   ---------------   ------------------   ------------------
                           -----------------   -----------------   ---------------   ------------------   ------------------
* From inception, July 15, 1997 to December 31, 1997.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996
                                CAPITAL            MORTGAGE                            INTERNATIONAL         DIVIDEND AND
                           APPRECIATION FUND    SECURITIES FUND      INDEX FUND      OPPORTUNITIES FUND      GROWTH FUND
                              SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT
                           -----------------   -----------------   ---------------   ------------------   ------------------
OPERATIONS:
  Net investment
   income................     $   100,190         $   24,643         $    56,990        $    75,641          $   128,284
  Capital gains income...         542,857           --                    18,617             46,012               41,509
  Net realized (loss)
   gain on security
   transactions..........          (2,788)              (687)              3,838                (26)                (280)
  Net unrealized
   appreciation of
   investments during the
   period................       2,060,719                577             523,283            366,466              967,296
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Net increase in net
   assets resulting from
   operations............       2,700,978             24,533             602,728            488,093            1,136,809
                           -----------------   -----------------   ---------------   ------------------   ------------------
UNIT TRANSACTIONS:
  Purchases..............              29           --                  --                 --                   --
  Net transfers..........      14,180,908            513,118           4,159,498          5,005,094            7,624,232
  Surrenders.............        (360,928)           (14,119)            (66,581)          (107,782)            (155,061)
  Net loan activity......         (88,831)                (1)            (65,105)           (24,312)             (39,663)
  Cost of insurance......         (88,601)            (2,230)            (18,114)           (23,891)             (32,690)
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Net increase in net
   assets resulting from
   unit transactions.....      13,642,577            496,768           4,009,698          4,849,109            7,396,818
                           -----------------   -----------------   ---------------   ------------------   ------------------
  Total increase in net
   assets................      16,343,555            521,301           4,612,426          5,337,202            8,533,627
NET ASSETS:
  Beginning of period....       7,511,658            159,788             643,432          1,329,071            1,758,000
                           -----------------   -----------------   ---------------   ------------------   ------------------
  End of period..........     $23,855,213         $  681,089         $ 5,255,858        $ 6,666,273          $10,291,627
                           -----------------   -----------------   ---------------   ------------------   ------------------
                           -----------------   -----------------   ---------------   ------------------   ------------------
** From inception, August 9, 1996 to December 31, 1996.

                           INTERNATIONAL      SMALL         MIDCAP
                           ADVISERS FUND   COMPANY FUND      FUND
                            SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT*
                           -------------   ------------   -----------
OPERATIONS:
  Net investment
   income................   $   72,657       $    449       $    82
  Capital gains income...        4,846         44,954        --
  Net realized gain
   (loss) on security
   transactions..........          691           (415)           (2)
  Net unrealized
   appreciation
   (depreciation) of
   investments during the
   period................        9,052         (7,085)        2,981
                           -------------   ------------   -----------
  Net increase (decrease)
   in net assets
   resulting from
   operations............       87,246         37,903         3,061
                           -------------   ------------   -----------
UNIT TRANSACTIONS:
  Purchases..............          136         --             1,000
  Net transfers..........    1,063,784        956,329        87,826
  Surrenders.............      (57,314)       (12,652)         (110)
  Net loan activity......      (23,857)        (1,427)       --
  Cost of insurance......      (13,409)        (2,262)          (80)
                           -------------   ------------   -----------
  Net increase (decrease)
   in net assets
   resulting from unit
   transactions..........      969,340        939,988        88,636
                           -------------   ------------   -----------
  Total increase
   (decrease) in net
   assets................    1,056,586        977,891        91,697
NET ASSETS:
  Beginning of period....    1,406,895         11,402        --
                           -------------   ------------   -----------
  End of period..........   $2,463,481       $989,293       $91,697
                           -------------   ------------   -----------
                           -------------   ------------   -----------
* From inception, July 15
STATEMENT OF CHANGES IN N
FOR THE YEAR ENDED DECEMB
                           INTERNATIONAL      SMALL
                           ADVISERS FUND   COMPANY FUND
                            SUB-ACCOUNT    SUB-ACCOUNT**
                           -------------   ------------
OPERATIONS:
  Net investment
   income................   $   33,540       $      1
  Capital gains income...       28,341         --
  Net realized (loss)
   gain on security
   transactions..........           38         --
  Net unrealized
   appreciation of
   investments during the
   period................       22,219             64
                           -------------   ------------
  Net increase in net
   assets resulting from
   operations............       84,138             65
                           -------------   ------------
UNIT TRANSACTIONS:
  Purchases..............      --               1,000
  Net transfers..........    1,187,324         10,337
  Surrenders.............      (10,618)        --
  Net loan activity......       (7,147)        --
  Cost of insurance......       (4,435)        --
                           -------------   ------------
  Net increase in net
   assets resulting from
   unit transactions.....    1,165,124         11,337
                           -------------   ------------
  Total increase in net
   assets................    1,249,262         11,402
NET ASSETS:
  Beginning of period....      157,633         --
                           -------------   ------------
  End of period..........   $1,406,895       $ 11,402
                           -------------   ------------
                           -------------   ------------
** From inception, August

58
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                             SEPARATE ACCOUNT FIVE
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

 1. ORGANIZATION:

    Separate Account Five (the Account) is a separate investment account within ITT Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of forty-one sub-accounts. These financial statements include twelve sub-accounts which invest solely in Hartford Mutual Funds (the Funds). The thirteen sub-accounts which invest in Dean Witter Select Dimensions Portfolios and the sixteen sub-accounts which invest in Putnam VT are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in the Funds as directed by the contractholders.

 2. SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) SECURITY VALUATION -- The investment in shares of The Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1997.

    c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

 3. ADMINISTRATION OF THE ACCOUNT
   AND RELATED CHARGES:

    In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts, in accordance with the terms of the contracts.

                                                                              59
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                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                       THREE MONTHS
                                                           ENDED
                                                         MARCH 31,
                                                      ---------------
                                                       1998     1997
                                                      ------   ------
                                                       (IN MILLIONS)
                                                        (UNAUDITED)
 Revenues
   Premiums and other considerations...............   $  563   $  310
   Net investment income...........................      352      337
   Net realized capital gains......................       --        4
                                                      ------   ------
     Total revenues................................      915      651
                                                      ------   ------
 Benefits, claims and expenses
   Benefits, claims and claim adjustment
    expenses.......................................      398      342
   Amortization of deferred policy acquisition
    costs..........................................       94       81
   Dividends to policyholders......................      107       54
   Other insurance expenses........................      188       73
                                                      ------   ------
     Total benefits, claims and expenses...........      787      550
                                                      ------   ------
   Income before income tax expense................      128      101
   Income tax expense..............................       45       38
                                                      ------   ------
   Net income......................................   $   83   $   63
                                                      ------   ------
                                                      ------   ------

           See Notes to Condensed Consolidated Financial Statements.

60
--------------------------------------------------------------------------------

                     CONDENSED CONSOLIDATED BALANCE SHEETS
                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                       MARCH    DECEMBER
                                                        31,     31,
                                                       1998      1997
                                                      -------   -------
                                                        (IN MILLIONS,
                                                      EXCEPT FOR SHARE
                                                            DATA)
                                                         (UNAUDITED)
 Assets
   Investments
   Fixed maturities, available for sale, at fair
    value (amortized cost of $14,336 and
    $13,885).......................................   $14,609   $14,176
   Equity securities, available for sale, at fair
    value..........................................       188      180
   Policy loans, at outstanding balance............     3,760    3,756
   Other investments, at cost......................       235       47
                                                      -------   -------
     Total investments.............................    18,792   18,159
   Cash............................................        52       54
   Premiums and amounts receivable.................        23       18
   Accrued investment income.......................       353      330
   Reinsurance recoverable.........................     6,040    6,325
   Deferred policy acquisition costs...............     3,430    3,315
   Deferred income tax.............................       454      348
   Other assets....................................       207      352
   Separate account assets.........................    77,457   69,055
                                                      -------   -------
     Total assets..................................   $106,808  $97,956
                                                      -------   -------
                                                      -------   -------
 Liabilities
   Future policy benefits..........................   $ 3,325   $3,270
   Other policyholder funds........................    20,980   21,034
   Other liabilities...............................     2,622    2,254
   Separate account liabilities....................    77,457   69,055
                                                      -------   -------
     Total liabilities.............................   104,384   95,613
                                                      -------   -------
 Stockholder's Equity
   Common stock -- authorized 1,000; issued and
    outstanding, par value $5,690..................         6        6
   Capital surplus.................................     1,045    1,045
   Accumulated other comprehensive income
    Net unrealized capital gains on securities, net
    of tax.........................................       177      179
    Total accumulated other comprehensive income...       177      179
    Retained earnings..............................     1,196    1,113
                                                      -------   -------
     Total stockholder's equity....................     2,424    2,343
                                                      -------   -------
   Total liabilities and stockholder's equity......   $106,808  $97,956
                                                      -------   -------
                                                      -------   -------

           See Notes to Condensed Consolidated Financial Statements.

                                                                              61
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                      CONDENSED CONSOLIDATED STATEMENTS OF
                        CHANGES IN STOCKHOLDER'S EQUITY
                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

THREE MONTHS ENDED MARCH 31, 1998 (UNAUDITED)

                                                                           ACCUMULATED OTHER
                                                                             COMPREHENSIVE
                                                                                 INCOME
                                               --------------------------------------------------------------------------
                                                                            NET UNREALIZED
                                                                            CAPITAL GAINS
                                                                             (LOSSES) ON                        TOTAL
                                               COMMON                     SECURITIES, NET OF    RETAINED    STOCKHOLDERS'
                                               STOCK    CAPITAL SURPLUS          TAX            EARNINGS       EQUITY
                                               ------   ---------------   ------------------   ----------   -------------
                                                                             (IN MILLIONS)
                                                                              (UNAUDITED)
Balance, December 31, 1997...................    $6         $1,045              $ 179            $1,113        $2,343
Comprehensive Income
  Net income.................................    --             --                 --                83            83
  Other comprehensive income, net of tax:
   Change in unrealized capital gains
    (losses) on securities (1)(2)............    --             --                 (2)               --            (2)
  Total other comprehensive income...........    --             --                 --                --            (2)
Total Comprehensive Income...................                                                                      81
                                                 --
                                                            ------             ------          ----------      ------
Balance, March 31, 1998......................    $6         $1,045              $ 177            $1,196        $2,424
                                                 --
                                                 --
                                                            ------             ------          ----------      ------
                                                            ------             ------          ----------      ------

THREE MONTHS ENDED MARCH 31, 1997 (UNAUDITED)

                                                                     ACCUMULATED OTHER
                                                                       COMPREHENSIVE
                                                                           INCOME
                                           ----------------------------------------------------------------------
                                                                    NET UNREALIZED
                                                                     CAPITAL GAINS
                                                                      (LOSSES) ON                       TOTAL
                                           COMMON     CAPITAL       SECURITIES, NET    RETAINED     STOCKHOLDERS'
                                           STOCK      SURPLUS           OF TAX         EARNINGS        EQUITY
                                           ------  --------------   ---------------   -----------   -------------
                                                                       (IN MILLIONS)
                                                                        (UNAUDITED)
 Balance, December 31, 1996..............    $6        $1,045            $ 30           $  811         $1,892
 Comprehensive Income
   Net income............................    --            --              --               63             63
   Other comprehensive income, net of
    tax:
    Change in unrealized capital gains
     (losses) on securities (1)(2).......    --            --             (87)              --            (87)
   Total other comprehensive income......    --            --              --               --            (87)
 Total Comprehensive Income..............    --            --              --               --             24
                                             --
                                                       ------          ------         -----------      ------
 Balance March 31, 1997..................    $6        $1,045            $(57)          $  874         $1,868
                                             --
                                             --
                                                       ------          ------         -----------      ------
                                                       ------          ------         -----------      ------

---------

(1) Unrealized gain (loss) on securities is net of tax expense (benefit) of $95 and $(34) for March 31, 1998 and 1997, respectively.

(2) Net of reclassification adjustment for gains realized in net income of $0 and $4 for March 31, 1998 and 1997, respectively.

           See Notes to Condensed Consolidated Financial Statements.

62
--------------------------------------------------------------------------------

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                          THREE MONTHS ENDED
                                               MARCH 31,
                                          -------------------
                                            1998       1997
                                          --------   --------
                                             (IN MILLIONS)
                                              (UNAUDITED)
Operating Activities
  Net income............................  $     83   $     63
Adjustments to Net Income:
  Depreciation and amortization.........        (5)         5
  Net realized capital gains............        --         (4)
  (Increase) decrease in deferred income
   taxes................................      (102)        21
  Increase in deferred policy
   acquisition costs....................      (115)      (128)
  (Increase) decrease in premiums
   receivable and agents' balances......        (5)        32
  (Increase) decrease in accrued
   investment income....................       (23)        57
  Decrease in other assets..............       104         25
  Decrease (increase) in reinsurance
   recoverables.........................        23       (112)
  Increase in liabilities for future
   policy benefits......................        55        158
  Increase in other liabilities.........        74        227
                                          --------   --------
    Cash provided by operating
     activities.........................        89        344
                                          --------   --------
Investing Activities
  Purchases of fixed maturity
   investments..........................    (2,014)    (1,525)
  Sales of fixed maturity investments...     1,162        985
  Maturities and principal paydowns of
   fixed maturity investments...........       459        664
  Net (purchases) sales of other
   investments..........................      (118)       111
  Net sales (purchases) of short-term
   investments..........................       211       (102)
                                          --------   --------
    Cash (used for) provided by
     investing activities...............      (300)       133
                                          --------   --------
Financing Activities
  Net receipts from (disbursements for)
   investment and universal life-type
   contracts credited to (charged
   against) policyholder accounts.......       209       (447)
                                          --------   --------
  Cash provided by (used for) financing
   activities...........................       209       (447)
                                          --------   --------
  (Decrease) increase in cash...........        (2)        30
  Cash -- beginning of period...........        54         43
                                          --------   --------
  Cash -- end of period.................  $     52   $     73
                                          --------   --------
                                          --------   --------
Supplemental Disclosure of Cash Flow
 Information:
  Net Cash Paid During the Period for:
  Income taxes..........................  $     56   $     41
                                          --------   --------
                                          --------   --------

           See Notes to Condensed Consolidated Financial Statements.

                                                                              63
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              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
   (DOLLAR AMOUNTS IN MILLIONS EXCEPT FOR SHARE DATA UNLESS OTHERWISE STATED)
                                  (UNAUDITED)

 1. SIGNIFICANT ACCOUNTING POLICIES

(A) BASIS OF PRESENTATION

    The accompanying unaudited condensed consolidated financial statements of Hartford Life Insurance Company (the "Company") have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and note disclosures which are normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to those rules and regulations, although the Company believes that the disclosures made are adequate to make the information presented not misleading. In the opinion of management, these statements include all adjustments which were normal recurring adjustments necessary to present fairly the financial position, results of operations and cash flows for the periods presented.

    For a description of accounting policies, see Note 2 of Notes to Consolidated Financial Statements in the Company's 1997 Form 10-K Annual Report.

    Certain reclassifications have been made to prior year financial information to conform to the current year classification of transactions and accounts.

(B) CHANGES IN ACCOUNTING PRINCIPLES

    In March 1998, the American Institute of Certified Public Accountants issued Statement of Position ("SOP") No. 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". The SOP provides guidance on accounting for the costs of internal use software and in determining whether the software is for internal use. The SOP defines internal use software as software that is acquired, internally developed, or modified solely to meet internal needs and identifies stages of software development and accounting for the related costs incurred during the stages. This statement is effective for fiscal years beginning after December 15, 1998 and is not expected to have a material impact on the Company's financial condition or results of operations.

    Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income", which establishes standards for reporting and display of comprehensive income and its components in a full set of general purpose financial statements. The objective of this statement is to report a measure of all changes in equity of an enterprise that result from transactions and other economic events of the period other than transactions with owners. Comprehensive income is the total of net income and all other nonowner changes in equity. Accordingly, the Company has reported comprehensive income in the Condensed Consolidated Statement of Changes in Stockholder's Equity.

 2. INITIAL PUBLIC OFFERING ("IPO")

    On February 10, 1997, the Company's indirect parent, Hartford Life, Inc. ("Hartford Life"), filed a registration statement, as amended, with the Securities and Exchange Commission, relating to the IPO of Hartford Life's Class A Common Stock. Pursuant to the IPO on May 22, 1997, Hartford Life sold to the public 26 million shares at $28.25 per share and received proceeds, net of offering expenses, of $687. Of the proceeds, $527 was used to retire debt related to Hartford Life's promissory notes outstanding and line of credit. The remaining $160 was contributed by Hartford Life to Hartford Life and Accident Insurance Company, the Company's direct parent, to support growth in its core businesses.

    The 26 million shares sold in the IPO represent approximately 18.6% of the equity ownership in Hartford Life and approximately 4.4% of the combined voting power of Hartford Life's Class A and Class B Common Stock. The Hartford owns all of the 114 million outstanding shares of Class B Common Stock of Hartford Life, representing approximately 81.4% of the equity ownership in Hartford Life and approximately 95.6% of the combined voting power of Hartford Life's Class A and Class B Common Stock. Holders of Class A Common Stock generally have identical rights to the holders of Class B Common Stock except that the holders of Class A Common Stock are entitled to one vote per share while holders of Class B Common Stock are entitled to five votes per share on all matters submitted to a vote of Hartford Life's stockholders.

 3. COMMITMENTS AND CONTINGENCIES

LITIGATION

    The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurances, management, at the present time, does not anticipate that the ultimate liability arising from such pending or threatened litigation will have a material effect on the financial condition or operating results of the Company.

64
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ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF
       FINANCIAL CONDITION AND RESULTS OF OPERATIONS
       (DOLLAR AMOUNTS IN MILLIONS EXCEPT FOR PER SHARE DATA UNLESS OTHERWISE STATED)

Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") addresses the financial condition of the Company as of March 31, 1998, compared with December 31, 1997, and its results of operations for the three months ended March 31, 1998 compared with the equivalent 1997 period. This discussion should be read in conjunction with the MD&A in the Company's 1997 Form 10-K Annual Report.

    Certain statements contained in this discussion, other than statements of historical fact, are forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include estimates and assumptions related to economic, competitive and legislative developments. These forward-looking statements are subject to change and uncertainty which are, in many instances, beyond the Company's control and have been made based upon management's expectations and beliefs concerning future developments and their potential effect on Hartford Life Insurance Company and subsidiaries (the "Company"). There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. Actual results could differ materially from those expected by the Company, depending on the outcome of certain factors, including those described in the forward-looking statements.

    Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

INDEX

Consolidated Results of
 Operations:....................
Operating Summary...............                 8
Annuity.........................                 9
Individual Life Insurance.......                10
Employee Benefits...............                10
Guaranteed Investment
 Contracts......................                11
Accounting Standards............                11

CONSOLIDATED RESULTS OF OPERATIONS:
OPERATING SUMMARY

                                                   FIRST QUARTER ENDED
                                                        MARCH 31,
                                                   --------------------
                                                     1998       1997
                                                   ---------  ---------
Revenues.........................................  $     915  $     651
Expenses.........................................        832        588
                                                   ---------  ---------
  Net Income.....................................  $      83  $      63
                                                   ---------  ---------
                                                   ---------  ---------

    The Company's insurance business operates in three principal segments:
Annuity, Individual Life Insurance, and Employee Benefits as well as a Guaranteed Investments Contracts segment, which is primarily comprised of business written prior to 1995. The Company also maintains a Corporate operation through which it reports items that are not directly allocable to any of its business segments.

    The Annuity segment focuses on the savings and retirement needs of the growing number of individuals who are preparing for retirement or have already retired. This segment consists of two areas of operation: Individual Annuity and Group Annuity. The variety of products sold within this segment reflects the diverse nature of the market. These include, in the Individual Annuity area, individual variable annuities, fixed market value adjusted ("MVA") annuities, and mutual funds; and in the Group Annuity area, deferred compensation and retirement plan services for municipal governments and corporations, structured settlement contracts and other special purpose annuity contracts, and investment management contracts. The Individual Life Insurance segment, which focuses on the high end estate and business planning markets, sells a variety of life insurance products, including variable life and universal life insurance. The Employee Benefits segment consists of two areas of operation: Group Insurance and Specialty Insurance. Through Group Insurance, the Company offers products such as group life insurance, group short- and long-term disability and accidental death and dismemberment. Substantially all of the Group Insurance business directly written by the Company is ceded to its direct parent, Hartford Life and Accident Insurance Company. Specialty Insurance primarily consists of the Company's corporate owned life insurance ("COLI") business. The Guaranteed Investment Contracts segment consists of guaranteed rate contract ("GRC") business that is supported by assets held in either the Company's general account or a guaranteed separate account and includes a closed block of guaranteed rate contracts ("Closed Book GRC"). The Company decided in 1995, after a thorough review of its GRC business, that it would significantly de-emphasize general account GRC, choosing to focus its distribution efforts on other products sold through other divisions. Management expects no material income or loss from the Guaranteed Investment Contracts segment in the future.

    Revenues increased $264, or 41%, to $915 for the first quarter of 1998 from $651 for the comparable period in 1997. This was partially due to COLI revenues which increased $161 due to renewal premium on leveraged COLI and increased fees associated with variable COLI sales. Excluding COLI, revenues increased $103, or 22%, over the first quarter of 1997. This increase was driven by the Annuity segment whose revenues increased $101, or 36%, for the first quarter of 1998 as compared to the first quarter of 1997. This increase was due to higher fee income earned on growing annuity account values where the average account

                                                                              65
--------------------------------------------------------------------------------

value grew $18.9 billion, or 37%, to $70.6 billion at March 31, 1998 from $51.7 billion at March 31, 1997 due to market appreciation and new sales. Also, Individual Life Insurance revenues increased $17, or 15%, for the first quarter of 1998 as compared to the first quarter of 1997 due to increased cost of insurance charges and other fee income on the Company's growing block of variable life business. Partially offsetting the increases discussed above was a $20 decline in revenues related to Closed Book GRC.
    Expenses increased $244, or 41%, to $832 for the first quarter of 1998 from $588 for the comparable period in 1997. The increase was partially driven by COLI, whose expenses increased $160 as a result of increased operating expenses associated with significant renewal premium and variable COLI sales for the quarter ended March 31, 1998. Excluding COLI, expenses increased $84, or 20%, over the first quarter of 1997. Annuity expenses grew $81 primarily due to higher amortization of deferred policy acquisition costs and operating expenses. Individual Life Insurance expenses increased $15 primarily due to higher benefits, claims, and claim adjustment expenses, which is consistent with the growth in this blocks of business. Partially offsetting the increases discussed above was a $20 decline in expenses related to Closed Book GRC.

    Net income increased $20, or 32%, to $83 for the first quarter of 1998 from $63 for the first quarter of 1997 primarily due to growth in the Annuity and the Individual Life Insurance segments. Annuity earnings increased $20, or 47%, due to increasing account values resulting from significant stock market appreciation and new sales, particularly in Individual Annuity. Individual Life Insurance earnings increased $2, or 18%, as a result of strong sales and growing account values. Guaranteed Investment Contracts had no net income in the first quarter of 1998 or 1997, consistent with management's expectations.

SEGMENT RESULTS

    The Company's reporting segments, which reflect the management structure of the Company, consist of Annuity, Individual Life Insurance, Employee Benefits, Guaranteed Investment Contracts and a Corporate Operation.

    Below is a summary of net income by segment.

                                                     FIRST QUARTER ENDED
                                                          MARCH 31,
                                                     --------------------
                                                       1998       1997
                                                     ---------  ---------
Annuity............................................        $63        $43
Individual Life Insurance..........................         13         11
Employee Benefits..................................          6          6
Guaranteed Investment Contracts....................     --         --
Corporate Operation................................          1          3
                                                           ---        ---
  Net Income.......................................        $83        $63
                                                           ---        ---
                                                           ---        ---

    The sections that follow analyze each segment's results.

ANNUITY

                                                   FIRST QUARTER ENDED
                                                        MARCH 31,
                                                   --------------------
                                                     1998       1997
                                                   ---------  ---------
Revenues.........................................  $     381  $     280
Expenses.........................................        318        237
                                                   ---------  ---------
  Net Income.....................................  $      63  $      43
                                                   ---------  ---------
                                                   ---------  ---------

    Revenues increased $101, or 36%, to $381 as of March 31, 1998 from $280 as of March 31, 1997. Individual Annuity revenues increased $90, or 50%, over the first quarter of 1997 primarily due to higher fee income earned on growth in individual variable annuity account values. Average individual variable annuity account values grew $16.9 billion, or 51%, to $50.2 billion as of March 31, 1998 from $33.3 billion as of March 31, 1997. This growth was the result of significant market appreciation as well as strong sales of $2.4 billion in the first quarter of 1998. Also, Group Annuity revenues increased $11, or 11%, as of March 31, 1998 as compared to March 31, 1997 due to higher net investment income resulting from growth in assets under management. Group Annuity average account values grew $2.0 billion, or 22%, to $11.1 billion as March 31, 1998 from $9.1 billion as of March 31, 1997 due to market appreciation and new deposits.

    Expenses increased $81, or 34%, to $318 as of March 31, 1998 from $237 as of March 31, 1997. Benefits, claims and claim adjustment expenses increased $14 primarily due to increased interest credited on Individual Annuity general account values, which increased $1.3 billion, or 43%, to $4.2 billion at March 31, 1998 from $2.9 billion at March 31, 1997. Amortization of DPAC increased $20 as prior and current year sales remained strong. Also, other business expenses increased $37 as a result of the growth in this segment. However, operating expenses as a percentage of average account value declined from 1997 levels.

    Annuity net income increased $20, or 47%, to $63 as of March 31, 1998 from $43 as of March 31, 1997 as a result of growing average account values discussed above and operating expense efficiencies.

INDIVIDUAL LIFE INSURANCE

                                                   FIRST QUARTER ENDED
                                                        MARCH 31,
                                                   --------------------
                                                     1998       1997
                                                   ---------  ---------
Revenues.........................................  $     128  $     111
Expenses.........................................        115        100
                                                   ---------  ---------
  Net Income.....................................  $      13  $      11
                                                   ---------  ---------
                                                   ---------  ---------

66
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    Revenues increased $17, or 15%, to $128 as of March 31, 1998 from $111 as of March 31, 1997. This increase was primarily due to higher cost of insurance charges and other fee income earned on the Company's growing block of variable life insurance. Variable life average account values increased $540, or 84%, to $1.2 billion as of March 31, 1998 from $640 as of March 31, 1997 due to market appreciation and strong sales. Variable life product sales constituted 75%, or $24, of total Individual Life Insurance new sales in the first quarter of 1998, an increased of $9, or 60%, compared to the same period in 1997.

    Expenses increased $15, or 15%, to $115 as of March 31, 1998 from $100 as of March 31, 1997. This increase was primarily the result of higher benefits, claims, and claim adjustment expenses of $20 due to the growth in this segment as well as increased mortality experience in the first quarter of 1998. Net income increased $2, or 18%, to $13 as of March 31, 1998 from $11 as of March 31, 1997.

EMPLOYEE BENEFITS

                                                   FIRST QUARTER ENDED
                                                        MARCH 31,
                                                   --------------------
                                                     1998       1997
                                                   ---------  ---------
Revenues.........................................  $     348  $     179
Expenses.........................................        342        173
                                                   ---------  ---------
  Net Income.....................................  $       6  $       6
                                                   ---------  ---------
                                                   ---------  ---------

    Revenues increased $169, or 94%, to $348 as of March 31, 1998 from $179 as of March 31, 1997. This was primarily due to COLI whose revenues increased $161, or 90%, for the first quarter of 1998 as compared to the first quarter of 1997. This increase was due to $80 of renewal premium on leveraged COLI as well as increase in fee income of $78 related to new sales of variable COLI.

    Expenses increased $169, or 98%, to $342 as of March 31, 1998 from $173 as of March 31, 1997. COLI expenses increased $160 primarily due to higher expenses associated with the first quarter 1998 increased variable COLI sales and leveraged COLI renewal premium. Net income was consistent with the prior year results.

GUARANTEED INVESTMENT CONTRACTS

                                                      FIRST QUARTER ENDED
                                                           MARCH 31,
                                                     ----------------------
                                                        1998        1997
                                                       -----       -----
Revenues...........................................        $52         $72
Expenses...........................................         52          72
                                                           ---         ---
  Net Income.......................................        $--         $--
                                                           ---         ---
                                                           ---         ---

    This segment reported no net income for the first quarter of 1998 and 1997 consistent with management's expectations that net income (loss) from Closed Book GRC in the years subsequent to 1996 will be immaterial based on the Company's current projections for the performance of the assets and liabilities associated with Closed Book GRC. However, no assurance can be given that, under certain unanticipated economic circumstances which result in the Company's assumptions being proven inaccurate, further losses in respect of Closed Book GRC will not occur in the future.

ACCOUNTING STANDARDS

    For a discussion of accounting standards, see Note 1 of Notes to Condensed Consolidated Financial Statements.

                               OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

    The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurances, management, at the present time, does not anticipate that the ultimate liability arising from such pending or threatened litigation will have a material effect on the financial condition or operating results of the Company.

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

    (a) Exhibits -- See Exhibits Index

    (b) Reports on Form 8-K -- None

                                                                              67
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                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of ITT Hartford Life and Annuity Insurance Company:

We have audited the accompanying statutory balance sheets of ITT Hartford Life and Annuity Insurance Company (a Connecticut Corporation and wholly owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 1997 and 1996, and the related statutory statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1 of notes to statutory financial statements. When statutory financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained and quantified in Note 1.

In our opinion, because the differences in accounting practices as described in
Note 1 are material, the statutory financial statements referred to above do not present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1997.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1997 and 1996, and the results of operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with statutory accounting practices as described in Note 1.

                                         ARTHUR ANDERSEN LLP

Hartford, Connecticut
January 27, 1998

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                         STATUTORY STATEMENTS OF INCOME
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                    ----------------------------------
                                                       1997        1996        1995
                                                    ----------  ----------  ----------
                                                                  ($000)
Revenues
  Premiums and annuity considerations.............  $  296,645  $  250,244  $  165,792
  Annuity and other fund deposits.................   1,981,246   1,897,347   1,087,661
  Net investment income...........................     102,285      98,441      78,787
  Commissions and expense allowances on
   reinsurance ceded..............................     396,921     370,637     183,380
  Reserve adjustment on reinsurance ceded.........   3,672,076   3,864,395   1,879,785
  Other revenues..................................     288,632     161,906     140,796
                                                    ----------  ----------  ----------
    Total Revenues................................   6,737,805   6,642,970   3,536,201
                                                    ----------  ----------  ----------
Benefits and Expenses
  Death and annuity benefits......................      66,013      60,111      53,029
  Surrenders and other benefit payments...........     461,733     276,720     221,392
  Commissions and other expenses..................     564,240     491,720     236,202
  Increase in aggregate reserves for future
   benefits.......................................      33,213      27,351      94,253
  Increase in liability for premium and other
   deposit funds..................................     640,006     207,156     460,124
  Net transfers to Separate Accounts..............   4,914,980   5,492,964   2,414,669
                                                    ----------  ----------  ----------
    Total Benefits and Expenses...................   6,680,185   6,556,022   3,479,669
                                                    ----------  ----------  ----------
Net Gain from Operations Before Federal Income
 Taxes............................................      57,620      86,948      56,532
  Federal income tax (benefit) expense............     (14,878)     19,360      14,048
                                                    ----------  ----------  ----------
Net Gain from Operations..........................      72,498      67,588      42,484
  Net realized capital gains, after tax...........       1,544         407         374
                                                    ----------  ----------  ----------
Net Income........................................  $   74,042  $   67,995  $   42,858
                                                    ----------  ----------  ----------
                                                    ----------  ----------  ----------

    The accompanying notes are an integral part of these statutory financial statements.

                                                                              69
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                            STATUTORY BALANCE SHEETS
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                                       AS OF DECEMBER 31,
                                                    ------------------------
                                                       1997         1996
                                                    -----------  -----------
                                                             ($000)
Assets
  Bonds...........................................  $ 1,501,311  $ 1,268,480
  Common stocks...................................       64,408       44,996
  Mortgage loans..................................       85,103            0
  Policy loans....................................       36,533       28,853
  Cash and short-term investments.................      309,432      176,830
  Other invested assets...........................       20,942        2,858
                                                    -----------  -----------
    Total cash and invested assets................    2,017,729    1,522,017
                                                    -----------  -----------
  Investment income due and accrued...............       15,878       14,555
  Premium balances receivable.....................          389          373
  Receivables from affiliates.....................        1,269          257
  Other assets....................................       22,788       19,099
  Separate Account assets.........................   23,208,728   14,619,324
                                                    -----------  -----------
    Total Assets..................................  $25,266,781  $16,175,625
                                                    -----------  -----------
                                                    -----------  -----------
Liabilities
  Aggregate reserves for future benefits..........  $   605,183  $   571,970
  Policy and contract claims......................        5,672        6,806
  Liability for premium and other deposit funds...    1,795,149    1,155,143
  Asset valuation reserve.........................       13,670        7,442
  Payable to affiliates...........................       20,972       10,022
  Other liabilities...............................     (754,393)    (498,195)
  Separate Account liabilities....................   23,208,728   14,619,324
                                                    -----------  -----------
    Total liabilities.............................   24,894,981   15,872,512
                                                    -----------  -----------
Capital and Surplus
  Common stock....................................        2,500        2,500
  Gross paid-in and contributed surplus...........      226,043      226,043
  Unassigned funds................................      143,257       74,570
                                                    -----------  -----------
    Total capital and surplus.....................      371,800      303,113
                                                    -----------  -----------
  Total liabilities, capital and surplus..........  $25,266,781  $16,175,625
                                                    -----------  -----------
                                                    -----------  -----------

    The accompanying notes are an integral part of these statutory financial statements.

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             STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------
                                                      1997        1996        1995
                                                    ---------   ---------   ---------
                                                                 ($000)

Capital and surplus -- beginning of year            $ 303,113   $ 238,334   $  91,285
                                                    ---------   ---------   ---------
  Net income......................................     74,042      67,995      42,858
  Change in net unrealized capital gains (losses)
   on common stocks and other invested assets.....      2,186      (5,171)      1,709
  Change in asset valuation reserve...............     (6,228)        568      (5,588)
  Change in non-admitted assets...................     (1,313)      1,387      (1,944)
  Aggregate write-ins for surplus (See Note 3)....          0           0       8,080
  Dividends to shareholder........................          0           0     (10,000)
  Paid-in surplus.................................          0           0     111,934
                                                    ---------   ---------   ---------
  Change in capital and surplus...................     68,687      64,779     147,049
                                                    ---------   ---------   ---------
  Capital and surplus -- end of year..............  $ 371,800   $ 303,113   $ 238,334
                                                    ---------   ---------   ---------
                                                    ---------   ---------   ---------

    The accompanying notes are an integral part of these statutory financial statements.

                                                                              71
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                       STATUTORY STATEMENTS OF CASH FLOWS
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------
                                                       1997          1996          1995
                                                    -----------   -----------   -----------
                                                                    ($000)
Operations
  Premiums, annuity considerations and fund
   deposits.......................................  $ 2,277,874   $ 2,147,627   $ 1,253,511
  Investment income...............................      101,991       106,178        78,328
  Other income....................................    4,381,718     4,396,892     2,253,466
                                                    -----------   -----------   -----------
    Total income..................................    6,761,583     6,650,697     3,585,305
                                                    -----------   -----------   -----------
  Benefits Paid...................................      529,733       338,998       277,965
  Federal income taxes (received) paid on
   operations.....................................      (14,499)       28,857       208,423
  Other expenses..................................    5,754,725     6,254,139     2,664,385
                                                    -----------   -----------   -----------
  Total benefits and expenses.....................    6,269,959     6,621,994     3,150,773
                                                    -----------   -----------   -----------
  Net cash from operations........................      491,624        28,703       434,532
                                                    -----------   -----------   -----------
Proceeds from Investments
  Bonds...........................................      614,413       871,019       287,941
  Common stocks...................................       11,481        72,100            52
  Other...........................................          152            10            28
                                                    -----------   -----------   -----------
    Net investment proceeds.......................      626,046       943,129       288,021
                                                    -----------   -----------   -----------
Taxes Paid on Capital Gains.......................            0           936           226
Paid-In Surplus...................................            0             0       111,934
  Other Cash Provided.............................            0        41,998        28,199
                                                    -----------   -----------   -----------
    Total Proceeds................................    1,117,670     1,012,894       862,460
                                                    -----------   -----------   -----------
Cost of Investments Acquired
  Bonds...........................................      848,267       914,523       720,521
  Common stocks...................................       28,302        82,495        35,794
  Mortgage loans..................................       85,103             0             0
  Miscellaneous applications......................       18,548           130         2,146
                                                    -----------   -----------   -----------
    Total Investments Acquired....................      980,220       997,148       758,461
                                                    -----------   -----------   -----------
Other Cash Applied
  Dividends paid to stockholders..................            0             0        10,000
  Other...........................................        4,848        12,220         5,007
                                                    -----------   -----------   -----------
    Total other cash applied......................        4,848        12,220        15,007
                                                    -----------   -----------   -----------
      Total applications..........................      985,068     1,009,368       773,468
                                                    -----------   -----------   -----------
Net Change in Cash and Short-Term Investments.....      132,602         3,526        88,992
  Cash and Short-Term Investments, Beginning of
   Year...........................................      176,830       173,304        84,312
                                                    -----------   -----------   -----------
  Cash and Short-Term Investments, End of Year....  $   309,432   $   176,830   $   173,304
                                                    -----------   -----------   -----------
                                                    -----------   -----------   -----------

    The accompanying notes are an integral part of these statutory financial statements.

72
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                    NOTES TO STATUTORY FINANCIAL STATEMENTS
                ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               DECEMBER 31, 1997
                 (AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    ITT Hartford Life and Annuity Insurance Company ("ILA" or "the Company"), formerly known as ITT Life Insurance Corporation, is a wholly owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"), which is majority owned by The Hartford Financial Services Group, Inc. ("The Hartford"), formerly a wholly owned subsidiary of ITT Corporation ("ITT"). On February 10, 1997, HLI filed a registration statement, as amended, with the Securities and Exchange Commission relating to the initial public offering of HLI Class A Common Stock (the "Offering"). Pursuant to the Offering on May 22, 1997, HLI sold to the public 26 million shares, representing 18.6% of the equity ownership of HLI. On December 19, 1995, ITT Corporation distributed all the outstanding shares of The Hartford to ITT shareholders of record in an action known herein as the "Distribution". As a result of the Distribution, The Hartford became an independent, publicly traded company. During 1996, ILA re-domesticated from the State of Wisconsin to the State of Connecticut.

    ILA offers a complete line of ordinary and universal life insurance, individual annuities and certain supplemental accident and health benefit coverages.

BASIS OF PRESENTATION

    The accompanying ILA statutory financial statements were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance.

    The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. The most significant estimates are for determining the liability for aggregate reserves for future benefits and the liability for premium and other deposit funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

    Statutory accounting practices and generally accepted accounting principles ("GAAP") differ in certain significant respects. These differences principally involve:

(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life of the policy;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally, are only recorded for policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders and the retrospective deposit method is used in accounting for universal life and other types of contracts where the payment pattern is irregular or surrender charges are a significant source of profit. The prospective deposit method is used for GAAP purposes where investment margins are the primary source of profit;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used for GAAP financial reporting;

(4) providing for income taxes based on current taxable income (tax return) only for statutory purposes, rather than establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes;

(5) excluding certain GAAP assets designated as non-admitted assets (e.g., past due agents' balances and furniture and equipment) from the balance sheet for statutory purposes by directly charging surplus;

(6) establishing accruals for post-retirement and post-employment health care benefits on an option basis, using a twenty year phase-in approach, whereas GAAP liabilities are recorded upon adoption of the applicable standard;

                                                                              73
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(7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve); as well as the deferral and amortization of realized gains and losses, motivated by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve); whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(8) the reporting of reserves and benefits net of reinsurance ceded, where risk transfer has taken place; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(9) the reporting of fixed maturities at amortized cost, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a component of Stockholder's Equity designated as "Net unrealized capital gains (losses) on securities net of tax". For statutory reporting purposes, Change in Net Unrealized Capital Gains (Losses) on Common Stocks and Other Invested Assets includes the change in unrealized gains (losses) on common stock reported at fair value; and

(10) separate account liabilities are valued on the Commissioner's Annuity Reserve Valuation Method ("CARVM"), with the surplus generated recorded as a liability to the general account (and a contra liability on the balance sheet of the general account), whereas GAAP liabilities are valued at account value.

    As of and for the years ended December 31, 1997, 1996 and 1995, the significant differences between statutory and GAAP basis net income and capital and surplus for the Company are summarized as follows:

                                    1997          1996         1995
                                ------------   ----------   ----------
GAAP Net Income...............  $     58,050   $   41,202   $   38,821
Amortization and
 deferral of policy
 acquisition costs............      (345,658)    (341,572)    (174,341)
Change in unearned revenue
 reserve......................         4,641       55,504       32,300
Deferred taxes................        47,113        2,090        2,801
Separate accounts.............       282,818      306,978      146,635
Other, net....................        27,078        3,793       (3,358)
                                ------------   ----------   ----------
Statutory Net Income..........  $     74,042   $   67,995   $   42,858
                                ------------   ----------   ----------
                                ------------   ----------   ----------

                                    1997          1996         1995
                                ------------   ----------   ----------
GAAP Capital and
 Surplus......................  $    570,469   $  503,887   $  455,541
Deferred policy acquisition
 costs........................    (1,283,771)    (938,114)    (596,542)
Unearned revenue reserve......       134,789      130,148       74,644
Deferred taxes................        64,522       12,823        1,493
Separate accounts.............       923,040      640,101      333,123
Asset valuation reserve.......       (13,670)      (7,442)      (8,010)
Unrealized gains (losses) on
 bonds........................        13,943        5,112       (1,696)
Adjustment relating to Lyndon
 contribution (see Note 3)....       (41,277)     (41,277)     (41,277)
Other, net....................         3,755       (2,125)      21,058
                                ------------   ----------   ----------
Statutory Capital and
 Surplus......................  $    371,800   $  303,113   $  238,334
                                ------------   ----------   ----------
                                ------------   ----------   ----------

AGGREGATE RESERVES FOR FUTURE BENEFITS AND LIABILITY FOR PREMIUM AND OTHER DEPOSIT FUNDS

    Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.5% to 6%. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from 2.5% to 8.75% and using CARVM. Accident and health reserves are established using a two year preliminary term method and morbidity tables based on Company experience.

    ILA has established separate accounts to segregate the assets and liabilities of certain annuity contracts that must be segregated from the Company's general assets under the terms of the contracts. The assets consist primarily of marketable securities reported at market value. Premiums, benefits and expenses of these contracts are reported in the Statutory Statements of Income.

INVESTMENTS

    Investments in bonds are carried at amortized cost. Bonds which are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") are carried at the appropriate SVO published value. When a permanent reduction in the value of publicly traded securities occurs, the decrease is reported as a realized loss and the carrying value is adjusted accordingly. Common stocks are carried at fair value with the current year change in the difference from cost reflected in surplus. Other invested assets are generally recorded at fair value.

    The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The reserve increased by $6,228 in 1997, decreased by $568 in 1996 and increased by $5,588 in 1995. Additionally, the Interest Maintenance Reserve

74
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("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the remaining life of the mortgage loan or bond sold. Realized capital gains and losses, net of taxes not included in IMR are reported in the Statutory Statements of Income. Realized investment gains and losses are determined on a specific identification basis. The amount of net capital losses reclassified from the IMR was $719 in 1997 and the amount of net capital gains reclassified was $1,413 and $39 in 1996 and 1995, respectively. The amount of income amortized was $85, $392 and $256 in 1997, 1996 and 1995, respectively.

OTHER LIABILITIES
    The amount reflected in other liabilities includes a receivable from the separate accounts of $923 million and $640 million as of December 31, 1997 and 1996, respectively. The balances are classified in accordance with NAIC accounting practices.
MORTGAGE LOANS
    Mortgage loans, carried at cost, which approximates fair value, include investments in assets backed by mortgage loan pools.

 2. INVESTMENTS:

(A) COMPONENTS OF NET INVESTMENT INCOME

                                  1997     1996      1995
                                --------  -------  --------
Interest income from bonds and
 short-term investments.......  $100,475  $89,940  $ 76,100
Interest income from policy
 loans........................     1,958    1,846     1,504
Interest and dividends from
 other investments............     1,005    7,864     2,288
                                --------  -------  --------
Gross investment income.......   103,438   99,650    79,892
Less: investment expenses.....     1,153    1,209     1,105
                                --------  -------  --------
Net investment income.........  $102,285  $98,441  $ 78,787
                                --------  -------  --------
                                --------  -------  --------

(B) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON COMMON STOCKS

                                        1997     1996      1995
                                      --------  -------  --------
Gross unrealized capital gains at
 end of year........................  $    537  $   713  $  1,724
Gross unrealized capital losses at
 end of year........................    (1,820)  (4,160)        0
                                      --------  -------  --------
Net unrealized capital (losses)
 gains..............................    (1,283)  (3,447)    1,724
Balance at beginning of year........    (3,447)   1,724        15
                                      --------  -------  --------
Change in net unrealized capital
 gains (losses) on common stocks....  $  2,164  $(5,171) $  1,709
                                      --------  -------  --------
                                      --------  -------  --------

(C) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS

                                       1997      1996       1995
                                      -------  --------   --------
Gross unrealized capital gains at
 end of year........................  $23,357  $ 11,821   $ 22,251
Gross unrealized capital losses at
 end of year........................   (1,906)   (3,842)    (1,374)
                                      -------  --------   --------
Net unrealized capital gains........   21,451     7,979     20,877
Balance at beginning of year........    7,979    20,877     33,732
                                      -------  --------   --------
Change in net unrealized capital
 gains (losses) on bonds and
 short-term investments.............  $13,472  $(12,898)  $ 54,609
                                      -------  --------   --------
                                      -------  --------   --------

(D) COMPONENTS OF NET REALIZED CAPITAL GAINS

                                            1997      1996     1995
                                           -------   -------  ------
Bonds and short-term investments.........  $  (120)  $ 2,756  $   56
Common stocks............................        0         0      52
Real estate and other....................      114         0       0
                                           -------   -------  ------
Realized capital (losses) gains..........       (6)    2,756     208
Capital gains (benefit) tax..............     (831)      936    (205)
                                           -------   -------  ------
Net realized capital gains, after tax....      825     1,820     413
Less: IMR capital (losses) gains.........     (719)    1,413      39
                                           -------   -------  ------
Net realized capital gains...............  $ 1,544   $   407  $  374
                                           -------   -------  ------
                                           -------   -------  ------

(E) OFF-BALANCE SHEET INVESTMENTS

    The Company had no significant financial instruments with off-balance sheet risk as of December 31, 1997 and 1996.

(F) CONCENTRATION OF CREDIT RISK

    Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

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(G) BONDS, SHORT-TERM INVESTMENTS AND COMMON STOCKS

                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
U.S. government and government agencies and
 authorities:
  Guaranteed and sponsored...................  $    11,114     $    55      $   (51)   $    11,118
  Guaranteed and sponsored -- asset-backed...       55,506       1,056         (269)        56,293
States, municipalities and political
 subdivisions................................       26,404         329            0         26,733
International governments....................        7,609         500            0          8,109
Public utilities.............................       73,024         754         (132)        73,646
All other corporate..........................      517,715      14,110         (704)       531,121
All other corporate -- asset-backed..........      630,069       5,005         (739)       634,335
Short-term investments.......................      277,330          33           (8)       277,355
Certificates of deposit......................       93,770       1,515           (3)        95,282
Parents, subsidiaries and affiliates.........       86,100           0            0         86,100
                                               -----------   ----------   ----------   -----------
Total bonds and short-term investments.......  $ 1,778,641     $23,357      $(1,906)   $ 1,800,092
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                             UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
Common stock -- unaffiliated.................  $    30,307     $   537      $     0    $    30,844
Common stock -- affiliated...................       35,384           0       (1,820)        33,564
                                               -----------   ----------   ----------   -----------
Total common stocks..........................  $    65,691     $   537      $(1,820)   $    64,408
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
U.S. government and government agencies and
 authorities:
  Guaranteed and sponsored...................  $    58,761     $     6      $  (195)   $    58,572
  Guaranteed and sponsored -- asset-backed...       78,237       1,477         (609)        79,105
States, municipalities and political
 subdivisions................................       25,958         163           (2)        26,119
International governments....................        7,447         205            0          7,652
Public utilities.............................       70,116         396         (424)        70,088
All other corporate..........................      410,530       6,357       (1,355)       415,532
All other corporate -- asset-backed..........      485,953       2,654       (1,081)       487,526
Short-term investments.......................      148,094           0          (66)       148,028
Certificates of deposit......................       83,378         563         (110)        83,831
Parents, subsidiaries and affiliates.........       48,100           0            0         48,100
                                               -----------   ----------   ----------   -----------
Total bonds and short-term investments.......  $ 1,416,574     $11,821      $(3,842)   $ 1,424,553
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                             UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
Common stock -- unaffiliated.................  $    13,064     $   713      $     0    $    13,777
Common stock -- affiliated...................       35,379           0       (4,160)        31,219
                                               -----------   ----------   ----------   -----------
Total common stocks..........................  $    48,443     $   713      $(4,160)   $    44,996
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

    The amortized cost and estimated fair value of bonds and short-term investments at December 31, 1997 by management's anticipated maturity are shown below. Asset-backed securities are distributed to maturity year based on ILA's estimate of the rate of future prepayments of principal

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over the remaining life of the securities. Expected maturities differ from contractual maturities reflecting borrowers' rights to call or prepay their obligations.

                                               AMORTIZED    ESTIMATED
MATURITY                                          COST     FAIR VALUE
---------------------------------------------  ----------  -----------
Due in one year or less......................  $  424,518  $   696,203
Due after one year through five years........     586,980      708,365
Due after five years through ten years.......     451,963      295,896
Due after ten years..........................     315,180       99,628
                                               ----------  -----------
  Total......................................  $1,778,641  $ 1,800,092
                                               ----------  -----------
                                               ----------  -----------

    Proceeds from sales of investments in bonds and short-term investments during 1997, 1996 and 1995 were $367,626, $668,078 and $313,961, respectively, resulting in gross realized gains of $964, $3,675 and $1,419, respectively, and gross realized losses of $1,084, $919 and $1,263, respectively, before transfers to IMR. The Company had realized gains of $52 during 1995 from a capital gain distribution.

(H) FAIR VALUE OF FINANCIAL INSTRUMENTS

    BALANCE SHEET ITEMS (IN MILLIONS):

                                                      1997                 1996
                                               ------------------   ------------------
                                               CARRYING    FAIR     CARRYING    FAIR
                                                AMOUNT     VALUE     AMOUNT     VALUE
                                               --------   -------   --------   -------
ASSETS
  Bonds and short-term investments...........   $1,778    $ 1,800    $1,417    $ 1,425
  Common stocks..............................       64         64        45         45
  Policy loans...............................       37         37        29         29
  Mortgage loans.............................       85         85         0          0
  Other invested assets......................       21         21         3          3
LIABILITIES
  Liabilities on investment contracts........   $1,911    $ 1,835    $1,245    $ 1,191

    The carrying amounts for policy loans approximates fair value. The fair value of liabilities on investment contracts are determined by forecasting future cash flows and discounting the forecasted cash flows at current market rates.
 3. RELATED PARTY TRANSACTIONS:

    Transactions between the Company and its affiliates within The Hartford relate principally to tax settlements, reinsurance, service fees, capital contributions and payments of dividends. The Company has also invested in bonds of its subsidiaries, Hartford Financial Services Corporation and HL Investment Advisors, Inc., and common stock of its subsidiary, ITT Hartford Life, LTD.

    On June 30, 1995, the assets of Lyndon Insurance Company were contributed to ILA. As a result, ILA received approximately $365 million in bonds and short-term investments, common stocks and cash, $28 million in policy reserves, $187 million of current tax liability, $26 million in IMR, $8 million in AVR (offset by an aggregate write-in to surplus), and $4 million of other liabilities. The assets in excess of liabilities of $112 million were recorded as an increase to paid-in surplus.

    For additional information, see Note 5.

 4. FEDERAL INCOME TAXES:

    The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were to file separate Federal, state and local income tax returns.

    As long as The Hartford continues to beneficially own, directly or indirectly, at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of HLI, the Company will be included for Federal income tax purposes in the consolidated group of which The Hartford is the common parent. It is the current intention of The Hartford and its subsidiaries to continue to file a single consolidated Federal income tax return. The Company will continue to remit (receive from) The Hartford a current income tax provision (benefit) computed in accordance with such tax sharing agreement. Federal income taxes (received) paid by the Company were $(14,499), $29,792 and $215,921 in 1997, 1996 and 1995, respectively. The effective tax rate was (26)%, 22% and 25% in 1997, 1996 and 1995, respectively. The following schedule provides a reconciliation of the tax provision at the U.S. Federal Statutory rate to Federal income tax (benefit) expense (in millions).

                                               1997    1996    1995
                                               -----   -----   -----
Tax provision at U.S. Federal statutory
 rate........................................  $  20   $  30   $  20
Tax deferred acquisition costs...............     25      27       8
Statutory to tax reserve differences.........      1       0       3
Unrealized gain on separate accounts.........    (44)    (21)    (13)
Investments and other........................    (17)    (17)     (4)
                                               -----   -----   -----
Federal income tax (benefit) expense.........  $ (15)  $  19   $  14
                                               -----   -----   -----
                                               -----   -----   -----

 5. CAPITAL AND SURPLUS AND SHAREHOLDER
   DIVIDEND RESTRICTIONS:

    The maximum amount of dividends which can be paid, without prior approval, by State of Connecticut insurance companies to shareholders is subject to restrictions relating to statutory surplus. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 1997 or 1996. ILA paid dividends of $10 million to its parent, HLIC, in 1995. As a result of the Distribution by ITT, the assets of ITT Lyndon Insurance Company (Lyndon) were contributed to ILA in June 1995. Substantially all the business was removed from Lyndon prior to the contribution. The amount of assets which

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exceeded liabilities at the contribution date ($112 million) was included in paid-in surplus.

 6. PENSION PLANS AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

    The Company's employees are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974 and the maximum amount that can be deducted for Federal income tax purposes. Generally, pension costs are funded through the purchase of HLIC's group pension contracts. Pension expense was $265, $358, and $1,034 in 1997, 1996 and 1995, respectively. Liabilities for the plan are held by The Hartford.

    The Company also participates in The Hartford's Investment and Savings Plan, which includes a deferred compensation option under IRC section 401(k) and an ESOP allocation under IRC section 404(k). The liabilities for these plans are included in the financial statements of The Hartford. The cost to ILA was not material in 1997, 1996 and 1995.

    The Company's employees are included in The Hartford's contributory defined health care and life insurance benefit plans. These plans provide health care and life insurance benefits for retired employees. Substantially all employees may become eligible for those benefits if they reach normal or early retirement age while still working for the Company. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Amounts allocated by The Hartford for post-retirement health care and life insurance benefits expense (not including provisions for accrual of post-retirement benefit obligations) are immaterial. The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 8.5% for 1997, decreasing ratably to 6% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated post-retirement benefit obligation and the annual expense. The cost to ILA was not material in 1997, 1996 and 1995.

    Post-employment benefits are primarily comprised of obligations to provide medical and life insurance to employees on long-term disability. Post-employment benefit expense was not material in 1997, 1996 and 1995.

 7. REINSURANCE:

    The Company cedes insurance to non-affiliated insurers in order to limit its maximum loss. Such transfer does not relieve ILA of its primary liability. ILA also assumes insurance from other insurers.

    Life insurance net retained premiums were comprised of the following:

                                      1997      1996      1995
                                    --------  --------  --------
Direct premiums...................  $266,427  $226,612  $159,918
Premiums assumed..................    51,630    33,817    13,299
Premiums ceded....................   (21,412)  (10,185)   (7,425)
                                    --------  --------  --------
Premiums and annuity
 considerations...................  $296,645  $250,244  $165,792
                                    --------  --------  --------
                                    --------  --------  --------

    The Company cedes to RGA Reinsurance Company, on a modified coinsurance basis, 80% of the variable annuity business written since 1994.

 8. SEPARATE ACCOUNTS:

    The Company maintains separate account assets and liabilities totaling $23.2 billion and $14.6 billion at December 31, 1997 and 1996, respectively. Separate account assets are reported at fair value and separate account liabilities are determined in accordance with CARVM, which approximates the market value less applicable surrender charges. Separate account assets are segregated from other investments, the policyholder assumes the investment risk, and the investment income and gains and losses accrue directly to the policyholder. Separate account management fees, net of minimum guarantees, were $252 million, $144 million and $72 million in 1997, 1996 and 1995, respectively, and are recorded as a component of other revenues on the Statutory Statements of Income.

 9. COMMITMENTS AND CONTINGENCIES:

    As of December 31, 1997 and 1996, the Company had no material contingent liabilities, nor had the Company committed any surplus funds for any contingent liabilities or arrangements. The Company is involved in various legal actions which have arisen in the normal course of its business. In the opinion of management, the ultimate liability with respect to such lawsuits as well as other contingencies is not considered to be material in relation to the results of operations and financial position of the Company.

    Under insurance guaranty laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The amount of any future assessments on ILA under these laws cannot be reasonably estimated. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, guaranty fund assessments are used to reduce state premium taxes paid by the Company in certain states. ILA paid guaranty fund assessments of $1,544, $1,262 and $1,684 in 1997, 1996 and 1995,
respectively. ILA incurred guaranteed fund expense of $548 in 1997 and 1996 and $0 in 1995.